ANNUAL REPORT
AUGUST 31, 2001

PRUDENTIAL
Municipal Series Fund/
Florida Series

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from federal income taxes, consistent with the preservation of capital, and invest in securities that will enable its shares to be exempt from the Florida intangibles tax

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                  (LOGO)

Prudential Municipal Series Fund      Florida Series
Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential Municipal Series Fund/Florida Series (the Series) is to maximize current income that is exempt from federal income taxes, consistent with the preservation of capital, and to invest in securities that will enable its shares to be exempt from the Florida intangibles tax. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

    Expressed as a percentage of
total investments as of 8/31/01
    57.8%   Revenue Bonds
    25.7    General Obligation Bonds
    15.1    Prerefunded
     1.4    Cash Equivalents

Credit Quality

    Expressed as a percentage of
total investments as of 8/31/01
        3.3%    AAA
        45.5    AAA Insured
        17.0    AA
         6.0    A
        10.5    BBB
         1.1    BB
         1.4    Cash Equivalents
        15.2    Not Rated* (Prudential ratings used):
                2.0    AAA
                3.1    BBB
                6.8    BB
                3.3    B

*Unrated bonds are believed to be of comparable quality to permissible investments by the Series.

Ten Largest Issuers

    Expressed as a percentage of
    net assets as of 8/31/01
    4.6%   Dade Cnty. Prof. Sports Franchise
           Facs. Tax Rev.
    3.7    Brevard Cnty. Sch. Brd.
           Ctfs. of Part.*
    3.5    Puerto Rico Comnwlth.

    3.0    Alachua Cnty. Ind. Dev. Auth. Rev.

    2.7    Orlando Util. Cmty.
           Wtr. & Elec. Rev.
    2.5    Puerto Rico Tel. Auth. Rev.*

    2.3    Tampa Sports Auth. Rev.

    2.3    Lakeland Elec. & Wtr. Rev.*

    2.2    Escambia Cnty. Hlth. Facs. Rev.

    2.2    Seacoast Util. Auth.
           Wtr. & Swr. Util. Sys. Rev.

*Some issues are prerefunded, which means they are secured by escrowed cash and/or direct U.S. guaranteed obligations. For details, see the Portfolio of Investments.
 Holdings are subject to change.

                               www.prudential.com    (800) 225-1852

Annual Report    August 31, 2001

Cumulative Total Returns1                               As of 8/31/01

                 One         Five               Ten             Since
                 Year        Years             Years         Inception2
Class A          9.91%   35.94% (35.56)    95.55% (86.05)  109.01% (97.88)
Class B          9.64    33.79  (33.42)         N/A         51.92  (49.37)
Class C          9.37    32.14  (31.77)         N/A         50.34  (45.84)
Class Z         10.18         N/A               N/A         31.77  (31.52)
Lipper FL Muni
Debt Fund Avg.3  9.45        32.91             89.08            ***

Average Annual Total Returns1                       As of 9/30/01

            One         Five          Ten    Since
           Year        Years          Years    Inception2
Class A    6.34%   5.21% (5.17)    6.37% (5.85)    6.72% (6.17)
Class B    4.36    5.35  (5.31)        N/A         5.90  (5.64)
Class C    7.02    5.04  (5.00)        N/A         4.88  (4.49)
Class Z    10.00       N/A             N/A         5.75  (5.71)

Distributions and Yields                          As of 8/31/01

        Total Distributions    30-Day        Taxable Equivalent Yield4 at Tax Rates of
        Paid for 12 Months    SEC Yield               36%    39.1%
Class A        $0.51           3.74%                 5.84%   6.14%
Class B        $0.48           3.61                  5.64    5.93
Class C        $0.46           3.33                  5.20    5.47
Class Z        $0.53           4.10                  6.41    6.73

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
  (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses.
2 Inception dates: Class A, 12/28/90; Class B, 8/1/94; Class C,
  7/26/93; and Class Z, 12/6/96.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-, five-, and ten-year periods in the Lipper Florida Municipal Debt Fund category. Single-state municipal debt funds limit their investment in securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).
4 Taxable equivalent yields reflect federal and applicable state tax rates.
***Lipper Since Inception returns are 102.30% for Class A, 51.95% for
   Class B, 53.08% for Class C, and 27.54% for Class Z, based on all funds in each share class.
                                                          1

(LOGO)                                          October 15, 2001

DEAR SHAREHOLDER,
The horrific events that took place on September 11, 2001, will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue operations.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies, and avoid making investment decisions based on emotional reactions. Those strategies should, where appropriate, include some allocation to debt securities as bonds can provide an income stream and may help to smooth portfolio volatility. Above all, investors should continue to seek guidance from their financial professionals.

Sincerely,


David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund     Florida Series
Annual Report    August 31, 2001

INVESTMENT ADVISER'S REPORT

Investors flocked to the municipal bond market during our fiscal year that began September 1, 2000, drawn by its solid total returns and the relative safety of tax-exempt securities compared with the heightened volatility in the stock market. This strong investor demand ultimately enabled the municipal debt market to absorb a flood of new tax-exempt bonds issued in the second half of our reporting period.

Prices of municipal bonds began to rally in the autumn of 2000 because investors expected the Federal Reserve (the Fed) to reduce short-term interest rates in order to revitalize a lackluster U.S. economy. (Bond prices move in the opposite direction of interest rates.) In anticipation of the lower interest-rate scenario that began to unfold in the autumn, we sold some of the Series' bonds maturing in 10 to 15 years and purchased deep-discount bonds maturing in 30 years. The 30-year bonds, due to their greater sensitivity to changes in the level of interest rates, experienced stronger price appreciation as the municipal market rallied. Furthermore, demand for 30-year bonds increased as investors reinvested proceeds received from maturing bonds and from bonds that were "called" or prematurely retired by state and local governments in December 2000 and January 2001.

SHIFTING FOCUS TO INTERMEDIATE-TERM MUNICIPAL BONDS
The long-awaited Fed rate cuts began in January 2001 when the central bank eased monetary policy twice and hinted that its lower-rate campaign was not over. As a result, our longer-term outlook for municipal bonds became less bullish. We reasoned that if the Fed continued to reduce interest rates, investors would eventually begin to expect stronger economic growth and demand higher yields on municipal bonds. Meanwhile, slower economic growth could also exert upward pressure on municipal bond yields if the weak economy and lower tax revenues led state and local governments to issue significantly more bonds.
                                                              3

Prudential Municipal Series Fund      Florida Series
Annual Report    August 31, 2001

In light of our concerns about the potential for higher municipal bond yields, we reversed our strategy. We took profits on the Series' deep-discount bonds maturing in 30 years and purchased debt securities maturing in 10 to 20 years. This approach worked well, particularly in the spring of 2001, as hope for improved economic conditions and a burgeoning supply of municipal securities temporarily forced municipal bond yields higher, causing their prices to fall.

The municipal market rally resumed in the summer of 2001, however, because economic conditions worsened even though the Fed cut rates again in March, April, May, June, and August. Altogether, the Fed eased monetary policy seven times during our fiscal year, which lowered the federal funds rate (what banks charge each other for overnight loans) by a total of three percentage points to 3.50%.

FLIGHT TO QUALITY BOOSTS MUNICIPAL BOND PRICES
With the economy stumbling along and the stock market declining, investors increasingly sought refuge in safer assets such as municipal bonds during the summer of 2001. Evidence of solid demand for tax-exempt securities emerged in a report from the Investment Company Institute that showed $2.33 billion flowed into municipal bond funds in July, the largest monthly inflow in more than three years. This strong appetite for tax-exempt bonds helped the market digest the huge supply of municipal securities that was issued in the second half of our fiscal year.

As the rally continued in July and August, we maintained our emphasis on intermediate-term municipal bonds because these securities provided a solid total rate of return with less interest-rate risk than longer-term bonds. Indeed, making timely shifts in this aspect of our strategy helped the Series' Class A shares post a 9.91% annual return that exceeded the 9.45% of their benchmark Lipper Average. For shareholders paying the initial Class A share sales charge, the Series' return was 6.61%.

                               www.prudential.com    (800) 225-1852

The Series' relative performance also benefited from our decision to take profits on some of its zero coupon bonds. Zero coupon bonds are so named because they provide no interest and are sold at discounted prices to make up for the lack of periodic coupon payments. Zero coupon securities are the most volatile of all bonds. Therefore, as municipal securities rallied, prices of zero coupon bonds rose faster than the prices of bonds of the same maturity that had coupons.

HOSPITAL BONDS OUTPERFORMED OTHER SECTORS
Our preference for municipal bonds of hospitals, which accounted for nearly 9.00% of the Series' total investments as of August 31, 2001, helped the Series' relative performance during our reporting period. As fundamentals in the hospital sector improved, the difference between yields on lower-investment-grade hospital bonds and tax-exempt bonds rated AAA shrank. This narrowing yield differential indicated greater demand for lower-investment-grade hospital bonds, which in turn caused their prices to rise. Ultimately, the hospital sector became the top-performing sector in the municipal market for the 12-month period ended August 31, 2001.

LOOKING AHEAD
After our fiscal year ended, the Fed lowered short-term rates by one-half of a percentage point on September 17, and again in October 2, partially in response to the terrorist attacks that occurred in the United States on September 11. The central bank expressed concern that weak economic conditions might continue for the foreseeable future. We believe the Fed may ease monetary policy further before year-end. However, we also expect that its aggressive rate cuts, the tax rebates, and government spending to help certain businesses get back on their feet should spark an economic rebound in 2002.

Prudential Municipal Series Fund      Florida Series
Annual Report    August 31, 2001

A recovering economy is bound to fuel fears of higher inflation that could exert pressure on the bond market, particularly the 30-year sector. Under these economic conditions, we expect intermediate-term bonds to be one of the best performing maturity segments of the municipal market because their prices are less sensitive to swings in interest rates than prices of longer-term bonds. In other words, we believe intermediate-term bonds offer the most attractive risk/reward ratio in the municipal bond market. Therefore, we plan to continue emphasizing these securities in our asset allocation strategy. Prudential Municipal Series Fund Management Team

                                             ANNUAL REPORT
                                             AUGUST 31, 2001

PRUDENTIAL
Municipal Series Fund/
Florida Series


                                            FINANCIAL STATEMENTS

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2001

                                       Moody's                               Principal
                                       Rating         Interest    Maturity   Amount         Value
Description (a)                        (Unaudited)    Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.3%
Alachua Cnty. Ind. Dev. Auth. Rev.,
 H.B. Fuller Co. Proj., A.M.T.         NR             7.75%       11/01/16   $    3,000(f)  $ 3,037,890
Arbor Greene Cmty. Dev. Dist.,
 Florida Assmt. Rev.                   NR             5.75        5/01/06           156         157,636
 Florida Assmt. Rev.                   NR             6.50        5/01/07           330         337,953
 Florida Assmt. Rev.                   NR             6.30        5/01/19           330         336,428
Bayside Impvt. Cmty. Dev. Dist.,
 Florida Cap. Impvt. Rev., Ser. A      NR             6.30        5/01/18         1,000       1,017,240
Brevard Cnty. Edl. Facs. Auth. Rev.
 Ref., Florida Inst. of Tech.          BBB-(c)        6.875       11/01/22        1,500       1,548,855
Brevard Cnty. Sch. Brd. Ctfs. of
 Part., Ser. A, A.M.B.A.C.             Aaa            6.50        7/01/12         3,500(b)    3,685,255
Broward Cnty. Hlth. Facs. Auth.,
 North Beach Hosp., M.B.I.A.           Aaa            6.75        8/15/06         1,000       1,023,320
Colorado Wtr. Res. Pwr. Dev. Auth.
 Clean Wtr., Rev.                      Aaa            5.625       9/01/18         1,000       1,089,800
Connecticut St. Dev. Auth. Poll.
 Ctrl. Rev. Ref. Ct Light & Pwr. A     Baa2           5.85        9/01/28         1,000       1,024,530
Dade Cnty. Aviation Dept. Rev.,
 Ser. B, A.M.T., M.B.I.A.              Aaa            6.00        10/01/24        1,500(b)    1,612,110
Dade Cnty. Hlth. Facs. Auth. Rev.,
 Baptist Hosp. of Miami Proj.,
 Ser. A, E.T.M., M.B.I.A.              Aaa            6.75        5/01/08           500         562,295
Dade Cnty. Prof. Sports Franchise
 Facs. Tax Rev., E.T.M., M.B.I.A.      Aaa            5.25        10/01/30        4,300       4,580,403
Duval Cnty. Hsg. Fin. Auth. Rev.,
 Sngl. Fam. Mtge., A.M.T., G.N.M.A.    AAA(c)         8.375       12/01/14          120         123,038
Escambia Cnty. Hlth. Facs. Rev.,
 Florida Hlth. Care Facs. Loan         Aaa            5.95        7/01/20         2,000       2,240,380
Florida Hsg. Fin. Corp. Rev.,
 Cypress Trace Apts., Ser. G, A.M.T.   NR             6.60        7/01/38         1,209       1,170,530
 Westchase Apts., Ser. B, A.M.T.       NR             6.61        7/01/38         1,505       1,467,947

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                       Moody's                               Principal
                                       Rating         Interest    Maturity   Amount         Value
Description (a)                        (Unaudited)    Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Florida St. Mun. Loan Council Rev.,
 Cap. Apprec. Ser. A, Gen. Oblig.      Aaa            Zero        4/01/22    $    1,520     $   526,254
 Cap. Apprec. Ser. A, Gen. Oblig.      Aaa            Zero        4/01/23         1,520         498,773
 Cap. Apprec. Ser. A, Gen. Oblig.      Aaa            Zero        4/01/24         1,520         472,644
Highlands Cnty. Florida Hlth. Facs.
 Auth. Rev., Hosp. Adventist/Sunbelt
 Ser. A                                Baa1           6.00%       11/15/31        1,000       1,043,570
Hillsborough Cnty. Ind. Dev. Auth.
 Poll. Ctrl. Rev., Tampa Elec.
 Proj., Ser. 92                        Aa3            8.00        5/01/22         1,750       1,850,433
Indigo Cmty. Dev. Dist. Cap. Impvt.
 Rev., Ser. B                          NR             6.40        5/01/06         1,500       1,528,830
Jacksonville Elec. Auth. Rev.,
 Elec. Sys. Ser. A                     Aa2            6.00        10/01/30        1,000       1,066,160
 St. Johns Rvr. Pwr. Park Issue 2,
 Ser. 7                                Aa2            Zero        10/01/10        3,000       2,051,130
Jacksonville Florida Sales Tax Rev.    Aaa            5.50        10/01/18        1,000       1,072,760
Jacksonville Florida Transport Rev.    Aaa            5.00        10/01/26        1,000       1,002,310
Jacksonville Hlth. Facs. Auth. Hosp.
 Rev., Nat'l. Benevolent Assoc.        Baa2           7.00        12/01/22        1,825       1,850,039
 St. Lukes Hosp. Assoc. Proj.          AA+(c)         7.125       11/15/20        1,000       1,027,020
Jacksonville Swr. & Solid Wste.
 Disp. Facs. Rev., Anheuser Busch
 Proj., A.M.T.                         A1             5.875       2/01/36         1,000       1,045,750
Jacksonville Wtr. & Swr. Dev. Rev.,
 Suburban Utils., A.M.T.               A3             6.75        6/01/22         1,000       1,032,800
 United Wtr. Proj., A.M.T.,
 A.M.B.A.C.                            Aaa            6.35        8/01/25         1,500       1,634,460
Lakeland Elec. & Wtr. Rev.             A1             5.625       10/01/36        2,000(b)    2,250,780
Lexington Oaks Cmty. Dev. Dist.
 Rev., Ser. B                          NR             6.70        5/01/07           980       1,012,908
Martin Cnty. Ind. Dev. Auth. Rev.,
 Indiantown Cogen. Proj., Ser. A,
 A.M.T.                                Baa3           7.875       12/15/25        1,200       1,257,612
Maryland St Cmty. Dev. Admin. Dept.
 Hsg. & Cmty. Dev., Cmty. Dev.         Aa2            5.875       7/01/21           500         515,220

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                       Moody's                               Principal
                                       Rating         Interest    Maturity   Amount         Value
Description (a)                        (Unaudited)    Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Maryland St. Hlth. and Higher Educ.
 Facs., Auth. Rev.                     Baa1           6.75%       7/01/30    $      500     $   548,520
Melbourne Florida Wtr. & Swr. Rev.,
 Cap. Apprec., F.G.I.C.                Aaa            Zero        10/01/23        3,930       1,262,159
 Cap. Apprec., F.G.I.C.                Aaa            Zero        10/01/26        1,500         409,845
Miami Dade Cnty. Florida Sch. Brd.,
 Ser. A                                Aaa            6.00        10/01/17        1,000       1,102,800
Miami Spec. Oblig., Admn. Bldg.
 Acquis. Proj., F.G.I.C.               Aaa            6.00        2/01/16         1,000       1,112,090
Minnesota Ag. & Econ. Dev., Fairview
 Hlth Care Sys. Ser. A                 A2             6.375       11/15/22        1,380       1,495,354
Mirimar Wste. Wtr. Impvt. Assmt.
 Rev., F.G.I.C.                        Aaa            6.75        10/01/16        1,590(b)    1,783,805
New Jersey Econ. Dev. Auth. Spec.
 Facs. Rev., Continental Airlines
 Inc. Proj., A.M.T.                    Ba2            7.00        11/15/30        1,000       1,051,980
Oakstead Cmty. Dev. Dist., Cap.
 Impvt., Ser. B                        NR             6.50        5/01/07         1,000       1,016,430
Okaloosa Cnty. Cap. Impvt. Rev.,
 M.B.I.A.                              Aaa            Zero        12/01/06          450         371,403
Orange Cnty. Hsg. Fin. Auth. Rev.,
 Multi. Fam. Ashley Point Apts.,
 Ser. A, A.M.T.                        BBB+(c)        6.85        10/01/16        1,200       1,207,464
 Ser. A, A.M.T.                        BBB+(c)        7.10        10/01/24          855         860,216
Orlando Util. Cmty., Wtr. & Elec.
 Rev., Ser. D                          Aa2            6.75        10/01/17        2,200       2,694,890
Palm Beach Cnty. Florida Public
 Impvt. Rev., Convention Ctr. Proj.,
 F.G.I.C.                              Aaa            5.50        11/01/14        1,055       1,158,316
Palm Beach Cnty. Hlth. Facs. Auth.
 Rev., Good Samaritan Hlth. Sys.       Aaa            6.30        10/01/22        1,000(b)    1,082,590
Pennsylvania Economic Dev. Financing
 Auth., Exempt Facs. Rev.              A3             6.125       11/01/21          700         719,523
Pensacola Hlth. Facs. Auth. Rev.,
 Daughters of Charity, M.B.I.A.        Aaa            5.25        1/01/11         1,600(b)    1,674,368
Polk Cnty. Ind. Dev. Auth., Sld.
 Wste. Disp. Fac. Rev., Tampa Elec.
 Co. Proj., A.M.T.                     Aa2            5.85        12/01/30        1,000       1,045,080

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                       Moody's                               Principal
                                       Rating         Interest    Maturity   Amount         Value
Description (a)                        (Unaudited)    Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Puerto Rico Comnwlth.,
 Cap. Apprec. Ref. M.B.I.A.,
 IBC BNY, G.0.                         Aaa            Zero        7/01/16    $    2,000     $ 1,022,560
 Cap. Apprec. Ref. M.B.I.A.,
 IBC BNY, G.0.                         Aaa            Zero        7/01/17         1,000         482,810
 Rites Pennsylvania 642B, G.0.         NR             9.46%       7/01/12         1,500       1,972,020
Puerto Rico Ind. Tourist Educ.,
 Cogen Facs. Proj., A.M.T.             Baa2           6.625       6/01/26         1,500       1,641,540
Puerto Rico Pub. Bldgs. Auth. Rev.
 Gtd., Gov. Fac. Ser. B, F.S.A.        AAA(c)         5.25        7/01/21         1,000       1,039,620
Puerto Rico Tel. Auth. Rev., Ser. I,
 M.B.I.A., R.I.B.S.                    Aaa            8.294       1/16/15         2,250(b)(d)   2,477,813
San Joaquin Hills California
 Transport. Corridor Agency Toll Rd.
 Rev.                                  Aaa            Zero        1/15/32         2,000         409,560
Seacoast Util. Auth. Wtr. & Swr.
 Util., Sys. Rev., F.G.I.C.            Aaa            5.50        3/01/16         2,000       2,220,360
St. Petersburg Hlth. Facs. Auth.
 Rev., Allegheny Hlth. Proj.,
 M.B.I.A.                              Aaa            7.00        12/01/15        1,000(b)    1,030,370
Sunrise Pub. Facs. Rev. Cap.
 Apprec., Ser. B, M.B.I.A.             Aaa            Zero        10/01/20        1,120         426,798
Sunrise Util. Sys. Rev., Ref.,
 A.M.B.A.C.                            Aaa            5.50        10/01/18        2,000       2,213,800
Tallahasse Florida Hlth. Facs. Rev.,
 Tallahasse Memorial Hlthcare
 Project                               A3             6.25        12/01/20          500         535,840
Tampa Florida Wtr. & Swr. Rev., Ref.
 Ser. A                                Aa2            5.25        10/01/19        1,000(e)    1,044,410
Tampa Gtd. Entitlement Rev.,
 A.M.B.A.C., G.O.                      Aaa            7.05        10/01/07        2,000       2,047,440
Tampa Sports Auth. Rev.,
 Tampa Bay Arena Proj.,
 M.B.I.A., G.O.                        Aaa            5.75        10/01/25        1,000       1,136,270
Tampa Sports Auth. Rev.,
 Tampa Bay Arena Proj.,
 M.B.I.A., G.O.                        Aaa            5.75        10/01/20        1,000       1,129,940
Triborough Bridge & Tunnel Auth. New
 York Rev., Gen. Purpose Ser. A        Aa3            5.125       1/01/17         1,000       1,032,300

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                       Moody's                               Principal
                                       Rating         Interest    Maturity   Amount         Value
Description (a)                        (Unaudited)    Rate        Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
University North Carolina Chapel
 Hill Rev., Series A                   Aa1            5.00%       12/01/20   $    1,000     $ 1,012,240
Utah St Hsg. Finance Agency Sngl.
 Fam. Mtge. Ser. F Class II, A.M.T.    Aa2            6.125       1/01/27         1,250       1,327,138
Virgin Islands Pub. Fin. Auth. Rev.,
 Gross Rcpts. Taxes Loan, Ser. A       BBB-(c)        6.50        10/01/24          500         544,760
Vista Lakes Comnty. Dev. Dist. Cap.
 Impvt., Rev.                          NR             6.35        5/01/05           925         934,212
Volusia Cnty. Edl. Fac. Auth. Rev.,
 Embry Riddle Univ., Aero. A           AAA(c)         6.625       10/15/22        1,000(b)    1,065,420
Winston Salem North Carolina Wtr. &
 Swr. Sys. Rev., Ref.                  Aa2            5.50        6/01/15         1,000       1,099,610
Winter Springs Florida Wtr. & Swr.
 Rev.,
 Cap. Apprec. Ref., F.G.I.C.           Aaa            Zero        10/01/28        1,875         479,850
 Cap. Apprec. Ref., F.G.I.C.           Aaa            Zero        10/01/29        1,875         455,813
Wisconsin St Hlth. & Educ. Facs.
 Auth. Rev., Oakwood Village Project
 Series A                              NR             7.625       8/15/30         1,000       1,025,680
                                                                                            -----------
Total long-term investments
 (cost $91,137,982)                                                                          98,160,070
                                                                                            -----------
SHORT-TERM INVESTMENTS  1.4%
Municipal Secs. Trust Ctfs. Ser.
 2001 Trust Certificate Class A,
 F.R.D.D.                              A-1(c)         2.60        9/04/01           200         200,000
Port Arthur Texas Navigation
 District Environmental Facs. Rev.,
 F.R.W.D.                              NR             2.30        9/05/01           700         700,000
Tampa Sports Auth. Rev., Mun. Secs.
 Trust Rcpts. Ser. 61, F.R.D.D.        A-1(c)         2.60        9/04/01           500         500,000
                                                                                            -----------
Total short-term investments
 (cost $1,400,000)                                                                            1,400,000
                                                                                            -----------
Total Investments  99.7%
 (cost $92,537,982; Note 4)                                                                  99,560,070
Other assets in excess of
 liabilities  0.3%                                                                              347,320
                                                                                            -----------
Net Assets  100%                                                                            $99,907,390
                                                                                            -----------
                                                                                            -----------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (g).
    F.R.W.D.--Flating Rate (Weekly) Demand Note (g).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.B.S.--Residual Interest Bonds.
(b) All or partial prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Represents extended settlement security.
(f) All or partial portion of security is segregated as collateral for extended settlement security.
(g) For purposes of amortized cost valuation, the maturity date of Flating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund     Florida Series
             Statement of Assets and Liabilities

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $92,537,982)                             $99,560,070
Cash                                                                      56,427
Interest receivable                                                    1,549,761
Receivable for Series shares sold                                        304,620
Unrealized appreciation on interest rate swap                             13,047
Other assets                                                               2,280
                                                                   ---------------
      Total assets                                                   101,486,205
                                                                   ---------------
LIABILITIES
Payable for investments purchased                                      1,043,632
Payable for Series shares reacquired                                     220,985
Due to broker--termination fee on interest rate swap                     146,326
Dividends payable                                                         61,218
Management fee payable                                                    41,910
Accrued expenses                                                          28,668
Distribution fee payable                                                  28,649
Deferred trustees' fees                                                    7,427
                                                                   ---------------
      Total liabilities                                                1,578,815
                                                                   ---------------
NET ASSETS                                                           $99,907,390
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $    93,337
   Paid-in capital in excess of par                                   93,355,215
                                                                   ---------------
                                                                      93,448,552
   Accumulated net realized loss on investments                         (576,297)
   Net unrealized appreciation on investments                          7,035,135
                                                                   ---------------
Net assets, August 31, 2001                                          $99,907,390
                                                                   ---------------
                                                                   ---------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Statement of Assets and Liabilities Cont'd.

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($67,711,623 / 6,326,016 shares of beneficial interest
      issued and outstanding)                                              $10.70
   Maximum sales charge (3% of offering price)                                .33
                                                                   ---------------
   Maximum offering price to public                                        $11.03
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($25,550,822 / 2,386,633 shares of beneficial
      interest issued and outstanding)                                     $10.71
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share
      ($5,857,561 / 547,434 shares of beneficial interest issued
      and outstanding)                                                     $10.70
   Sales charge (1% of offering price)                                        .11
                                                                   ---------------
   Offering price to public                                                $10.81
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($787,384 / 73,588 shares of beneficial interest issued
      and outstanding)                                                     $10.70
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund     Florida Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 5,823,556
                                                                   ---------------
Expenses
   Management fee                                                        496,777
   Distribution fee--Class A                                             170,912
   Distribution fee--Class B                                             123,277
   Distribution fee--Class C                                              43,169
   Custodian's fees and expenses                                          69,000
   Registration fees                                                      48,000
   Reports to shareholders                                                42,000
   Transfer agent's fees and expenses                                     26,000
   Legal fees and expenses                                                16,000
   Trustees' fees and expenses                                            12,000
   Audit fee                                                              10,000
   Miscellaneous                                                             986
                                                                   ---------------
      Total expenses                                                   1,058,121
                                                                   ---------------
Net investment income                                                  4,765,435
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                               406,998
   Financial futures transactions                                         79,836
   Interest rate swap                                                   (105,882)
                                                                   ---------------
                                                                         380,952
                                                                   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         4,139,040
   Interest rate swap                                                    (15,732)
                                                                   ---------------
Net change in unrealized appreciation                                  4,123,308
                                                                   ---------------
Net gain on investments                                                4,504,260
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 9,269,695
                                                                   ---------------
                                                                   ---------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                    -----------------------------
                                                        2001             2000
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                            $   4,765,435    $  4,998,920
   Net realized gain (loss) on investment
      transactions                                        380,952        (854,986)
   Net change in unrealized appreciation
      (depreciation) of investments                     4,123,308       1,063,077
                                                    -------------    ------------
   Net increase in net assets resulting from
      operations                                        9,269,695       5,207,011
                                                    -------------    ------------
Dividends and Distributions (Note 1):
   Dividends from net investment income
      Class A                                          (3,340,434)     (3,597,698)
      Class B                                          (1,142,790)     (1,116,649)
      Class C                                            (252,467)       (268,305)
      Class Z                                             (29,744)        (16,268)
                                                    -------------    ------------
                                                       (4,765,435)     (4,998,920)
                                                    -------------    ------------
   Distributions in excess of net investment
      income
      Class A                                              (1,002)             --
      Class B                                                (342)             --
      Class C                                                 (84)             --
      Class Z                                                  (7)             --
                                                    -------------    ------------
                                                           (1,435)             --
                                                    -------------    ------------
Series share transactions (net of share
   conversions)
   (Note 5):
   Net proceeds from shares sold                       12,520,767      11,228,470
   Net asset value of shares issued in
      reinvestment of dividends and distributions       2,163,469       2,239,613
   Cost of shares reacquired                          (16,774,786)    (25,414,666)
                                                    -------------    ------------
   Net decrease in net assets from Series share
      transactions                                     (2,090,550)    (11,946,583)
                                                    -------------    ------------
Total increase (decrease)                               2,412,275     (11,738,492)
NET ASSETS
Beginning of year                                      97,495,115     109,233,607
                                                    -------------    ------------
End of year                                         $  99,907,390    $ 97,495,115
                                                    -------------    ------------
                                                    -------------    ------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements

      Prudential Municipal Series Fund, (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. The monies of each series are invested in separate, independently managed portfolios. The Florida Series (the 'Series') commenced investment operations on December 28, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series
                                                                          19

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      In November 2000, a revised American Institute of Certified Public Accountants ('AICPA') Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Series to amortize market discount on all fixed-income securities. Upon initial adoption, the Series will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Series' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Series expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Interest Rate Swaps:    The Series may enter into interest rate swaps. In
a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Reclassification of Capital Accounts:    The Series accounts for and
reports distributions to shareholders in accordance with the AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated loss by $1,253, decrease distributions in excess of net investment income by $1,435, and decrease paid in capital by $182. Net investment income, net realized gians and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Effective November 1, 2001, PIFM's name will change to Prudential Investments LLC. PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation. PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PIFM pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
                                                                          21

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2001.

      PIMS has advised the Series that they have received approximately $33,621 and $8,529 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2001, they received approximately $59,568 and $3,150 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIM and PIMS are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 7, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2001, the Series incurred fees of approximately $23,000 for the services of PMFS. As of August 31, 2001, approximately $2,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2001 were $34,474,118 and $37,122,066, respectively.

      The United States federal income tax basis of the Series' investments at August 31, 2001 was $92,539,232 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $7,020,838 (gross unrealized appreciation--$7,099,172; gross unrealized depreciation--$78,334).

      For federal income tax purposes, the Series has a capital loss carryforward at August 31, 2001 of approximately $575,047 of which $134,979 expires in 2008, $440,068 expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

      During the year ended August 31, 2001, the Series entered into financial interest rate swap agreements. For each interest rate swap agreement, the Series receives a floating rate and pays a respective fixed rate of interest. Details of the swap agreement open at year end are as follows:

                          Termination     Notional     Fixed      Floating       Unrealized
     Counterparty             Date         Amount      Rate         Rate        Appreciation
-----------------------   ------------   ----------    -----     -----------   ---------------
Morgan Stanley               6/5/21      $2,925,000    4.490%     BMA* LIBOR       $13,047

* Bond Market Association(TM)

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% during the first 18 months. Class B shares will automatically convert to
                                                                          23

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      409,016    $  4,274,908
Shares issued in reinvestment of dividends                       144,784       1,507,012
Shares reacquired                                             (1,058,830)    (11,033,028)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (505,030)     (5,251,108)
Shares issued upon conversion from Class B                       112,992       1,170,630
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (392,038)   $ (4,080,478)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      703,618    $  7,017,315
Shares issued in reinvestment of dividends                       162,746       1,622,887
Shares reacquired                                             (1,861,628)    (18,551,269)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (995,264)     (9,911,067)
Shares issued upon conversion from Class B                       107,510       1,075,123
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (887,754)   $ (8,835,944)
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended August 31, 2001:
Shares sold                                                      587,509    $  6,118,306
Shares issued in reinvestment of dividends                        46,467         484,036
Shares reacquired                                               (371,050)     (3,874,992)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     262,926       2,727,350
Shares reacquired upon conversion into Class A                  (112,993)     (1,170,630)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    149,933    $  1,556,720
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      380,094    $  3,773,316
Shares issued in reinvestment of dividends                        44,997         448,789
Shares reacquired                                               (500,627)     (4,967,810)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (75,536)       (745,705)
Shares reacquired upon conversion into Class A                  (107,510)     (1,075,123)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (183,046)   $ (1,820,828)
                                                              ----------    ------------
                                                              ----------    ------------

    24

       Prudential Municipal Series Fund     Florida Series
             Notes to Financial Statements Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2001:
Shares sold                                                       95,768    $    993,305
Shares issued in reinvestment of dividends                        13,890         144,684
Shares reacquired                                                (95,730)     (1,001,572)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     13,928    $    136,417
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       12,865    $    126,949
Shares issued in reinvestment of dividends                        15,441         153,989
Shares reacquired                                               (166,189)     (1,652,877)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (137,883)   $ (1,371,939)
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended August 31, 2001:
Shares sold                                                      108,011    $  1,134,248
Shares issued in reinvestment of dividends                         2,660          27,737
Shares reacquired                                                (82,350)       (865,194)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     28,321    $    296,791
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       30,977    $    310,890
Shares issued in reinvestment of dividends                         1,396          13,948
Shares reacquired                                                (24,170)       (242,710)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                      8,203    $     82,128
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.23
                                                                   ---------------
Income from investment operations
Net investment income                                                     0.51
Net realized and unrealized gain (loss) on investment
transactions                                                              0.47
                                                                   ---------------
      Total from investment operations                                    0.98
                                                                   ---------------
Less distributions
Dividends from net investment income                                     (0.51)
Distributions in excess of net investment income                            --(c)
Distributions from net realized gains                                       --
                                                                   ---------------
      Total distributions                                                (0.51)
                                                                   ---------------
Net asset value, end of year                                           $ 10.70
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          9.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $67,712
Average net assets (000)                                               $68,365
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                 .98%
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                 .73%
   Net investment income                                                  4.89%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  36%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.18             $  10.74             $  10.41             $  10.11
    --------             --------             --------             --------
         .51                  .50                  .52                  .54(a)
         .05                 (.56)                 .33                  .31
    --------             --------             --------             --------
         .56                 (.06)                 .85                  .85
    --------             --------             --------             --------
        (.51)                (.50)                (.52)                (.54)
          --                   --(c)                --                 (.01)
          --                   --(c)                --                   --
    --------             --------             --------             --------
        (.51)                (.50)                (.52)                (.55)
    --------             --------             --------             --------
    $  10.23             $  10.18             $  10.74             $  10.41
    --------             --------             --------             --------
    --------             --------             --------             --------
        5.73%                (.61)%               8.34%                8.65%
    $ 68,701             $ 77,398             $ 88,045             $ 92,579
    $ 71,083             $ 84,810             $ 90,437             $ 97,700
         .98%                 .89%                 .80%                 .57%(a)
         .73%                 .69%                 .70%                 .47%(a)
        5.06%                4.72%                4.89%                5.32%(a)
          41%                  13%                  35%                  22%

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.23
                                                                   ---------------
Income from investment operations
Net investment income                                                      .48
Net realized and unrealized gain (loss) on investment
transactions                                                               .48
                                                                   ---------------
      Total from investment operations                                     .96
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.48)
Distributions in excess of net investment income                            --(c)
Distributions from net realized gains                                       --
                                                                   ---------------
      Total distributions                                                 (.48)
                                                                   ---------------
Net asset value, end of year                                           $ 10.71
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          9.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $25,551
Average net assets (000)                                               $24,655
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                1.23%
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                 .73%
   Net investment income                                                  4.64%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.18             $  10.74             $  10.41             $  10.11
    --------             --------             --------             --------
         .48                  .47                  .48                  .50(a)
         .05                 (.56)                 .33                  .31
    --------             --------             --------             --------
         .53                 (.09)                 .81                  .81
    --------             --------             --------             --------
        (.48)                (.47)                (.48)                (.50)
          --                   --(c)                --                 (.01)
          --                   --(c)                --                   --
    --------             --------             --------             --------
        (.48)                (.47)                (.48)                (.51)
    --------             --------             --------             --------
    $  10.23             $  10.18             $  10.74             $  10.41
    --------             --------             --------             --------
    --------             --------             --------             --------
        5.46%                (.91)%               7.91%                8.22%
    $ 22,875             $ 24,626             $ 22,755             $ 18,820
    $ 23,191             $ 24,665             $ 21,154             $ 17,565
        1.23%                1.19%                1.20%                 .97%(a)
         .73%                 .69%                 .70%                 .47%(a)
        4.81%                4.43%                4.49%                4.92%(a)

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.23
                                                                       -------
Income from investment operations
Net investment income                                                      .46
Net realized and unrealized gain (loss) on investment
transactions                                                               .47
                                                                       -------
      Total from investment operations                                     .93
                                                                       -------
Less distributions
Dividends from net investment income                                      (.46)
Distributions in excess of net investment income                            --(c)
Distributions from net realized gains                                       --
                                                                       -------
      Total distributions                                                 (.46)
                                                                       -------
Net asset value, end of year                                           $ 10.70
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                          9.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 5,857
Average net assets (000)                                               $ 5,756
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                1.48%
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                 .73%
   Net investment income                                                  4.39%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
     $10.18               $10.74               $10.41               $10.11
    -------              -------              -------              -------
        .46                  .44                  .45                  .48(a)
        .05                 (.56)                 .33                  .31
    -------              -------              -------              -------
        .51                 (.12)                 .78                  .79
    -------              -------              -------              -------
       (.46)                (.44)                (.45)                (.48)
         --                   --(c)                --                 (.01)
         --                   --(c)                --                   --
    -------              -------              -------              -------
       (.46)                (.44)                (.45)                (.49)
    -------              -------              -------              -------
     $10.23               $10.18               $10.74               $10.41
    -------              -------              -------              -------
    -------              -------              -------              -------
       5.20%               (1.16)%               7.64%                7.95%
     $5,456               $6,833               $7,520               $7,336
     $5,885               $7,420               $7,325               $7,575
       1.48%                1.44%                1.45%                1.22%(a)
        .73%                 .69%                 .70%                 .47%(a)
       4.56%                4.17%                4.24%                4.67%(a)

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 10.22
                                                                       -------
Income from investment operations
Net investment income                                                      .53
Net realized and unrealized gain (loss) on investment
transactions                                                               .48
                                                                       -------
      Total from investment operations                                    1.01
                                                                       -------
Less distributions
Dividends from net investment income                                      (.53)
Distributions in excess of net investment income                            --(c)
Distributions from net realized gains                                       --
                                                                       -------
      Total distributions                                                 (.53)
                                                                       -------
Net asset value, end of period                                         $ 10.70
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                         10.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $   788
Average net assets (000)                                               $   579
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
      fees                                                                 .73%
   Expenses, excluding distribution fees and service (12b-1)
      fees                                                                 .73%
   Net investment income                                                  5.13%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.

    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     Florida Series
             Financial Highlights Cont'd.

                                            Class Z
-----------------------------------------------------------------------------------------------
                  Year Ended August 31,                          September 18, 1996(d)
----------------------------------------------------------         through August 31,
      2000                 1999                 1998                      1997
-----------------------------------------------------------------------------------------------
     $10.17               $10.73               $10.41                    $10.36
    -------              -------              -------                   -------
        .53                  .52                  .53                       .41(a)
        .05                 (.56)                 .32                       .06
    -------              -------              -------                   -------
        .58                 (.04)                 .85                       .47
    -------              -------              -------                   -------
       (.53)                (.52)                (.53)                     (.41)
         --                   --(c)                --                      (.01)
         --                   --(c)                --                        --
    -------              -------              -------                   -------
       (.53)                (.52)                (.53)                     (.42)
    -------              -------              -------                   -------
     $10.22               $10.17               $10.73                    $10.41
    -------              -------              -------                   -------
    -------              -------              -------                   -------
       5.99%                (.42)%               8.34%                     4.57%
     $  463               $  377               $  383                    $   94
     $  307               $  413               $  373                    $   36
        .73%                 .69%                 .70%                      .47%(a)(e)
        .73%                 .69%                 .70%                      .47%(a)(e)
       5.31%                4.93%                4.99%                     5.48%(a)(e)

    See Notes to Financial Statements                                     33

       Prudential Municipal Series Fund     Florida Series
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Series Fund, Florida Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2001

       Prudential Municipal Series Fund     Florida Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2001) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2001, dividends paid from net investment income of $.51 per Class A share, $.48 per Class B share, $.46 per Class C share and $.53 per Class Z share were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
                                                                          35

Prudential Municipal Series Fund     Florida Series
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Funds
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                             www.prudential.com   (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
Strategic Partners Moderate Growth Fund
Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
Strategic Partners
   Large Capitalization Growth Fund
Strategic Partners
   Large Capitalization Value Fund
Strategic Partners
   Small Capitalization Growth Fund
Strategic Partners
   Small Capitalization Value Fund
Strategic Partners
   International Equity Fund
Strategic Partners
   Total Return Bond Fund

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund
Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

* This fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential Municipal Series Fund     Florida Series

Getting the Most from your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                            www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Municipal Series Fund     Florida Series

Getting the Most from your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                             www.prudential.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Municipal Series Fund      Florida Series

Class A     Growth of a $10,000 Investment

              (GRAPH)

Average Annual Total Returns as of 8/31/01

                    One Year    Five Years      Ten Years     Since Inception
With Sales Charge     6.61%    5.69% (5.63)    6.61% (6.08)     6.84% (6.30)
Without Sales Charge  9.91%    6.33% (6.27)    6.94% (6.41)     7.15% (6.60)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Florida Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1991) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                                 www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

              (GRAPH)

Average Annual Total Returns as of 8/31/01

                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge      4.64%     5.84% (5.78)    N/A         6.08% (5.83)
Without Sales Charge   9.64%     6.00% (5.94)    N/A         6.08% (5.83)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Florida Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account value at the commencement of operations of Class B shares (August 1, 1994) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. This conversion feature is not reflected in the graph. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund      Florida Series

Class C     Growth of a $10,000 Investment

              (GRAPH)

Average Annual Total Returns as of 8/31/01

                    One Year    Five Years    Ten Years    Since Inception
With Sales Charge     7.29%    5.52% (5.46)     N/A         5.03% (4.64)
Without Sales Charge  9.37%    5.73% (5.67)     N/A         5.16% (4.77)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Florida Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the commencement of operations of Class C shares (July 26, 1993) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.


                           www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

              (GRAPH)

Average Annual Total Returns as of 8/31/01

    One Year    Five Years    Ten Years    Since Inception
     10.18%        N/A           N/A         6.00% (5.96)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Florida Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the commencement of operations of Class Z shares (December 6, 1996) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    NASDAQ     CUSIP
Class A         PFLAX    74435M507
Class B         PFABX    74435M606
Class C         PFLCX    74435M614
Class Z         PFLZX    74435M424


MF148E      (ICON) Printed on Recycled Paper

                                               ANNUAL REPORT
                                               AUGUST 31, 2001

PRUDENTIAL
Municipal Series Fund/
New Jersey Series

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from New Jersey State and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                            (LOGO)

Prudential Municipal Series Fund     New Jersey Series
Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential Municipal Series Fund/New Jersey Series (the Series) is to maximize current income that is exempt from New Jersey State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 8/31/01
      59.3%  Revenue Bonds
      23.8   General Obligation Bonds
      13.9   Prerefunded
       1.4   Miscellaneous
       1.6   Cash Equivalents

Credit Quality

Expressed as a percentage of
total investments as of 8/31/01
       6.4%  AAA
      54.8   AAA Insured
      12.1   AA
       4.5   A
       7.2   BBB
       2.3   BB
       1.6   Cash Equivalents
      11.1   Not Rated* (Prudential ratings used):
             5.3   AAA
             0.5   BBB
             3.0   BB
             2.3   B

*Unrated bonds are believed to be of comparable quality to permissible investments by the Series.

Ten Largest Issuers

Expressed as a percentage of
net assets as of 8/31/01
   7.0%   New Jersey State Transportation
          Trust Fund Authority
   5.2    New Jersey Turnpike Authority

   3.6    New Jersey Economic Development
          Authority, School Facility
   3.4    Jackson Township New Jersey
          School District
   3.1    New Jersey Economic Development
          Authority, Water Facility
   2.8    Jersey City, New Jersey
          General Obligation
   2.8    Millburn Township School District

   2.6    New Jersey Health Care Facility*

   2.5    New Jersey State Highway
          Authority
   2.3    New Jersey State Economic
          Development Authority

*Some issues are prerefunded, which means they are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 For details, see the Portfolio of Investments.
 Holdings are subject to change.

                                www.prudential.com    (800) 225-1852

Annual Report   August 31, 2001

Cumulative Total Returns1                             As of 8/31/01

                 One         Five               Ten               Since
                 Year        Years              Years         Inception2
Class A         10.67%  35.96%  (35.84)   89.39%  (86.86)   119.69% (114.60)
Class B         10.29   33.81   (33.69)   82.73   (80.29)   148.59  (137.09)
Class C         10.02   32.16   (32.04)         N/A          47.05  (46.40)
Class Z         10.80        N/A                N/A          33.33  (33.21)
Lipper NJ Muni
Debt Fund Avg.3  9.84       33.25              87.40             ***

Average Annual Total Returns1                             As of 9/30/01

            One       Five           Ten           Since
           Year       Years         Years        Inception2
Class A   6.82%   5.17% (5.15)   6.02% (5.88)   6.58% (6.37)
Class B   4.96    5.33  (5.31)   5.98  (5.83)   6.85  (6.47)
Class C   7.60    5.02  (5.00)       N/A        5.22  (5.15)
Class Z   10.56        N/A           N/A        5.93  (5.91)

Distributions and Yields                                As of 8/31/01

         Total Distributions   30-Day     Taxable Equivalent Yield4 at Tax Rates of
         Paid for 12 Months   SEC Yield              36%         39.1%
Class A        $0.52           3.53%               5.89%        6.19%
Class B        $0.49           3.39                5.66         5.95
Class C        $0.47           3.12                5.21         5.47
Class Z        $0.55           3.89                6.49         6.82

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
  The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of
  5%,   4%, 3%, 2%, 1%, and 1% for six years for Class B shares.
  Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses.
2 Inception dates: Class A, 1/22/90; Class B, 3/4/88; Class C,
  8/1/94; and Class Z, 12/6/96.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-, five-, and ten-year periods in the Lipper New Jersey Municipal Debt Fund category. Single-state municipal debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).
4 Taxable equivalent yields reflect federal and applicable state tax rates.
***Lipper Since Inception returns are 120.62% for Class A, 155.99%
   for Class B, 51.55% for Class C, and 28.10% for Class Z, based on all funds in each share class.
                                                                  1

(LOGO)                                              October 15, 2001

DEAR SHAREHOLDER,
The horrific events that took place on September 11, 2001, will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue operations.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies, and avoid making investment decisions based on emotional reactions. Those strategies should, where appropriate, include some allocation to debt securities as bonds provide an income stream and may help to smooth portfolio volatility. Above all, investors should continue to seek guidance from their financial professionals.

Sincerely,


David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund    New Jersey Series
Annual Report   August 31, 2001

INVESTMENT ADVISER'S REPORT

Investors flocked to the municipal bond market during our fiscal year that began September 1, 2000, drawn by its solid total returns and the relative safety of tax-exempt securities compared with the heightened volatility in the stock market. This strong investor demand ultimately enabled the municipal debt market to absorb a flood of new tax-exempt bonds issued in the second half of our reporting period.

Prices of municipal bonds began to rally in the autumn of 2000 because investors expected the Federal Reserve (the Fed) to reduce short-term interest rates in order to revitalize a lackluster U.S. economy. (Bond prices move in the opposite direction of interest rates.) In anticipation of the lower interest-rate scenario that began to unfold in the autumn, we sold some of the Series' bonds maturing in 10 to 15 years and purchased deep-discount bonds maturing in 30 years. The 30-year bonds, due to their greater sensitivity to changes in the level of interest rates, experienced stronger price appreciation as the municipal market rallied. Furthermore, demand for 30-year bonds increased as investors reinvested proceeds received from maturing bonds and from bonds that were "called" or prematurely retired by state and local governments in December 2000 and January 2001.

SHIFTING FOCUS TO INTERMEDIATE-TERM MUNICIPAL BONDS
The long-awaited Fed rate cuts began in January 2001 when the central bank eased monetary policy twice and hinted that its lower-rate campaign was not over. As a result, our longer-term outlook for municipal bonds became less bullish. We reasoned that if the Fed continued to reduce rates, investors would eventually begin to anticipate stronger economic growth and demand higher yields on municipal bonds. Meanwhile, slower economic growth could also exert upward pressure on municipal bond yields if a weakened economy and lower tax revenues led state and local governments to issue significantly more bonds.
                                                                  3

Prudential Municipal Series Fund     New Jersey Series
Annual Report   August 31, 2001

In light of our concerns about the potential for higher municipal bond yields, we reversed our strategy. We took profits on the Series' deep-discount bonds maturing in 30 years and purchased debt securities maturing in 10 to 20 years. This approach worked well, particularly in the spring of 2001, as hope for improved economic conditions and a burgeoning supply of municipal securities temporarily forced municipal bond yields higher, causing their prices to fall. The municipal market rally resumed in the summer of 2001, however, because economic conditions worsened even though the Fed cut rates again in March, April, May, June, and August. Altogether, the Fed eased monetary policy seven times during our fiscal year, which lowered the rate banks charge each other for overnight loans by a total of three percentage points to 3.50%.

FLIGHT TO QUALITY BOOSTS MUNICIPAL BOND PRICES
With the economy stumbling along and the stock market sinking, investors increasingly sought refuge in safer assets such as municipal bonds during the summer of 2001. Evidence of solid demand for tax-exempt securities emerged in a report from the Investment Company Institute that showed $2.33 billion flowed into municipal bond funds in July, the largest monthly inflow in more than three years. This strong appetite for tax-exempt bonds helped the market digest the huge supply of municipal securities that was issued in the second half of our fiscal year.

As the rally continued in July and August, we maintained our emphasis on intermediate-term municipal bonds because these securities provided a solid total rate of return with less interest-rate risk than longer-term bonds. Indeed, making timely shifts in this aspect of our strategy helped the Series' Class A shares post a 10.67% annual return that exceeded the 9.84% of its benchmark Lipper Average. For shareholders paying the initial Class A sales charge, the Series' return was 7.35%.

The Series' relative performance also benefited from our decision to take profits on some of its zero coupon bonds. Zero coupon bonds are so named because they provide no interest and are sold at discounted prices to make
                                www.prudential.com    (800) 225-1852

up for the lack of periodic coupon payments. Zero coupon securities are the most volatile of all bonds. Therefore, as municipal securities rallied, prices of zero coupon bonds rose faster than the prices of bonds of the same maturity that had coupons.

We also took profits on some of the Series' municipal bonds backed by a retirement facility. As yields on municipal securities declined during the summer, bargain hunters increasingly turned to lower-rated securities, particularly bonds of retirement facilities. This pickup in demand boosted prices of these bonds so that they outperformed some higher-rated municipal securities. This trend provided us with an excellent opportunity to take profits on retirement facility bonds.

LOOKING AHEAD
After our fiscal year ended, the Fed lowered short-term rates by one-half of a percentage point on September 17, and again on October 2, partially in response to the terrorist attacks on September 11. The central bank expressed concern that weak economic conditions might continue for the foreseeable future. We believe the Fed may ease monetary policy further before year-end. However, we also expect that its aggressive rate cuts, the tax rebates, and increased government spending should spark an economic rebound in 2002.

A recovering economy is bound to fuel fears of higher inflation that could exert pressure on the bond market, particularly the 30-year sector. Under these economic conditions, we expect intermediate-term bonds to be one of the best performing maturity segments of the municipal market because their prices are less sensitive to swings in interest rates than prices of longer-term bonds. In other words, we believe intermediate-term bonds offer the most attractive risk/reward ratio in the municipal bond market. Therefore, we plan to continue emphasizing these securities.

Prudential Municipal Series Fund Management Team
                                                                5

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2001

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Bergen Cnty., Utils. Auth., Wtr.
 Poll. Ctrl. Rev., Ser. B,
 F.G.I.C.                          Aaa           5.75%        12/15/05   $    1,000       $  1,105,610
Cape May Cnty. Ind. Poll. Ctrl.,
 Fin. Auth. Rev., Atlantic Cnty.
 Elec. Co., Ser. A, M.B.I.A.       Aaa           6.80          3/01/21        2,615          3,294,063
Carteret Bd. of Ed.,
 Cert. Part., M.B.I.A.             Aaa           6.00          1/15/24          430            479,751
 Cert. Part., M.B.I.A.             Aaa           5.75          1/15/30        1,155          1,253,418
Delaware River Port Authority
 Penn. & NJ Port Dist. Proj.
 Ser. B, F.S.A.                    Aaa           5.625         1/01/26        3,000          3,217,110
East Orange Bd. of Ed., Cert.
 Part.,
 Cap. Apprec., F.S.A.              Aaa           Zero          8/01/18        1,420            621,960
 Cap. Apprec., F.S.A.              Aaa           Zero          2/01/22        2,845          1,021,582
 Cap. Apprec., F.S.A.              Aaa           Zero          2/01/24        1,845            594,035
Gloucester Cnty. Impvt. Auth.,
 Solid Waste Rec. Rev., Waste
 Mgmt. Proj., Ser. A               BBB-(c)       6.85         12/01/29        3,000          3,403,680
Hudson Cnty. Impvt. Auth.,
 Solid Waste Sys. Rev.             AAA-(c)       7.10          1/01/20        1,950(e)       2,096,542
 Solid Waste Sys. Rev., Ser. 2     BBB-(c)       6.125         1/01/29        1,000            952,240
 Solid Waste Sys. Rev., Ser. A     AAA-(c)       6.10          7/01/20        1,500(e)       1,658,115
 Solid Waste Sys. Rev., Kopper's
 Site Proj., Ser. A, A.M.T.        BBB-(c)       6.125         1/01/29        1,250          1,175,150
Jackson Twnshp.,
 Sch. Dist., F.G.I.C.              Aaa           6.60          6/01/04        1,020          1,118,216
 Sch. Dist., F.G.I.C.              Aaa           6.60          6/01/05          940          1,054,576
 Sch. Dist., F.G.I.C.              Aaa           6.60          6/01/10        1,600          1,917,536
 Sch. Dist., F.G.I.C.              Aaa           6.60          6/01/11        1,600          1,930,144
Jersey City, Gen. Oblig.,
 Ser. A, F.S.A.                    Aaa           9.25          5/15/04        4,310          4,999,169
Lafayette Yard Community Dev.
 Corp., Rev. Ref. Hotel Conf.
 Center Proj. Trenton, F.G.I.C.    Aaa           5.25          4/01/19        1,835          1,920,731

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Lenape Regl. High Sch. Dist.,
 Gen. Oblig., M.B.I.A.             Aaa           7.625%        1/01/12   $      400       $    513,744
Middle Twnshp. Sch. Dist., Gen.
 Oblig., F.G.I.C.                  Aaa           7.00          7/15/05        1,200          1,366,176
Middlesex Cnty.,
 Cert. Part., Cap. Apprec.,
 M.B.I.A.                          Aaa           Zero          6/15/25        1,250            381,637
 Impvt. Auth., Utils. Sys. Rev.,
 Cap. Apprec., Perth Amboy
 Proj., Ser. B, A.M.B.A.C.         Aaa           Zero          9/01/19        4,000          1,670,560
Millburn Twnshp.,
 Sch. Dist., Bd. of Ed.            Aa1           5.35          7/15/13        1,140          1,266,711
 Sch. Dist., Bd. of Ed.            Aa1           5.35          7/15/14        1,135          1,258,692
 Sch. Dist., Bd. of Ed.            Aa1           5.35          7/15/16        1,150          1,266,667
 Sch. Dist., Bd. of Ed.            Aa1           5.35          7/15/17        1,150          1,258,595
Monmouth Cnty., Impvt. Auth.
 Rev., Howell Twnshp. Bd. of Ed
 Proj.                             AA-(c)        6.55          7/01/12        3,465(e)       3,649,546
New Jersey Econ. Dev. Auth.,
 Dist. Heating & Cooling Rev.,
 Trigen-Trenton Proj., Ser. A      BBB-(c)       6.20         12/01/10          600            603,708
New Jersey Econ. Dev. Auth.,
 Econ. Dev. Rev., Cap. Apprec.,
 Kapkowski Rd. Landfill, Ser. A    NR            Zero          4/01/08        1,020            693,365
 Kapkowski Rd. Landfill, Ser. A    NR            6.375         4/01/31        2,000          2,105,380
 Nat'l. Assoc. of Accountants      NR            7.65          7/01/09          950            969,257
New Jersey Econ. Dev. Auth.,
 Nat. Gas Facs. Rev., NUI Corp.
 Projs., Ser. A, M.B.I.A.,
 A.M.T.                            Aaa           5.70          6/01/32        1,500          1,594,170
New Jersey Econ. Dev. Auth.
 Rev.,
 Cap. Apprec., St. Barnabas Med.
 Ctr., Ser. A, M.B.I.A.            Aaa           Zero          7/01/25        6,795          2,070,029
 First Mtg. - Keswick Pines        NR            5.75          1/01/24        1,750          1,554,927
 First Mtg. - The Evergreens       NR            5.875        10/01/12        1,200          1,178,220
 First Mtg. - The Evergreens       NR            6.00         10/01/17        1,425          1,338,260
 First Mtg. - The Evergreens       NR            6.00         10/01/22        1,400          1,279,796
 Trans. Proj. Sublease,
 Ser. A, F.S.A.                    Aaa           6.00          5/01/16        1,350          1,506,857

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth.,
 Spec. Fac. Rev.,
 Continental Airlines Inc.
 Proj., A.M.T.                     Ba2           6.25%         9/15/29   $    2,000       $  1,968,740
 Continental Airlines Inc.
 Proj., A.M.T.                     Ba2           7.00         11/15/30        2,000          2,103,960
New Jersey Econ. Dev. Auth.,
 Wtr. Facs. Rev., F.G.I.C.,
 A.M.T.                            NR            9.322        11/01/29        5,000          5,671,600
New Jersey Econ. Dev. Auth.
 Econ., Masonic Charity Fdn.
 Proj.,
 Dev. Rev.                         A+(c)         5.875         6/01/18          250            274,888
 Dev. Rev.                         A+(c)         6.00          6/01/25        1,150          1,269,887
 Dev. Rev.                         A+(c)         5.50          6/01/31        1,250          1,293,675
New Jersey Econ. Dev. Auth.,
 School Facs. Cons., Ser. A        Aaa           5.50          6/15/13        1,000          1,121,810
 School Facs. Cons., Ser. A        Aaa           5.25          6/15/18        3,000          3,166,620
 School Facs. Cons., Ser. A        Aaa           5.25          6/15/19        2,000          2,101,400
New Jersey Ed. Facs. Auth. Rev.,
 Cap. Impvt. Fund, Ser. A,
 F.S.A.                            Aaa           5.00          9/01/20        1,000          1,018,870
 Felician College of Lodi, Ser.
 D                                 NR            7.375        11/01/22        1,255          1,264,287
 Princeton Theological, Ser. B     Aaa           5.90          7/01/26        2,500          2,677,250
New Jersey Hlth. Care Facs. Fin.
 Auth. Rev.,
 Atlantic City Med. Ctr., Ser. C   A3            6.80          7/01/11        2,500          2,623,675
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        Aaa           6.00          7/01/09          835(e)         919,552
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        Aaa           6.00          7/01/09          630            677,124
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        Aaa           6.25          7/01/21          850(e)         941,809
 Jersey Shore Med. Ctr.,
 A.M.B.A.C.                        Aaa           6.25          7/01/21          650            702,572
 Robert Wood Johnson Univ. Hosp.   A1            5.75          7/01/31        2,000          2,104,440
 St. Joseph's Hosp. & Med. Ctr.,
 Ser. A, CONNIE LEE                AAA-(c)       5.70          7/01/11        4,375          4,757,200

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New Jersey Hlth. Care Facs. Fin.
 Auth., Rev.
 Englewood Hosp. & Med. Ctr.       Baa3          6.75%         7/01/24   $    1,230       $  1,227,011
 St. Peters Univ. Hosp., Ser. A    Baa2          6.875         7/01/30        1,750          1,820,770
New Jersey St. Ed. Facs. Auth.
 Rev., Institute Of Technology
 Ser. G                            Aaa           5.25          7/01/19        1,000          1,050,890
New Jersey St. Hsg. & Mtge. Fin.
 Agcy., Rental Hsg. Rev.,
 Ser. B, A.M.T.                    A+(c)         6.75         11/01/11        2,190          2,238,684
New Jersey St. Hwy. Auth.,
 Garden St. Pkwy.,
 Gen. Rev.                         A1            6.20          1/01/10        3,035          3,520,357
 Gen. Rev.                         A1            5.75          1/01/14        2,500          2,798,850
 Gen. Rev.                         A1            5.625         1/01/30        1,650          1,773,602
New Jersey St. Tpke. Auth.,
 Tpke. Rev.,
 Ser. A, M.B.I.A.                  Aaa           5.75          1/01/18        7,500          8,210,400
 Ser. C, M.B.I.A.                  Aaa           6.50          1/01/09        1,000          1,167,150
New Jersey St. Trans. Trust Fund
 Auth.,
 Gen. Rev., M.B.I.A.               NR            6.50          6/15/11        2,475          3,961,015
 Trans. Sys., Ser. A               Aa2           5.75          6/15/20        4,150          4,695,061
 Trans. Sys., Ser. B, M.B.I.A.     Aaa           5.75          6/15/14        3,500          3,843,595
North Brunswick Twnshp.,
 Bd. of Ed., Gen. Oblig.           Aa3           6.80          6/15/06          350            403,865
 Bd. of Ed., Gen. Oblig.           Aa3           6.80          6/15/07          350            410,347
 Gen. Oblig.                       A1            6.40          5/15/10          545            570,223
North Hudson Sewage Auth., Sewer
 Rev. Ref., Ser. A                 Aaa           Zero          8/01/22        5,000          1,779,750
Pohatcong Twnshp. Sch. Dist.,
 F.S.A.                            AAA-(c)       5.20          7/15/22        1,960          2,078,560
Port Auth. New York & New
 Jersey, Ser. 96, F.G.I.C.,
 A.M.T.                            Aaa           6.60         10/01/23        2,750          3,005,338

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth,
 Cap. App. Ref., M.B.I.A.          Aaa           Zero          7/01/16   $    2,000       $  1,022,560
 Cap. App. Ref., M.B.I.A.          Aaa           Zero          7/01/17        1,500            724,215
Puerto Rico Commonwealth, Cap.
 Apprec., Pub. Improv. M.B.I.A.    Aaa           Zero          7/01/19        3,500          1,496,880
Puerto Rico Commonwealth Hwy. &
 Trans. Auth., Trans. Rev., Ser.
 A, M.B.I.A.                       Aaa           5.00%         7/01/38        2,250          2,264,220
Puerto Rico Elec. Pwr. Auth.,
 Pwr. Rev., Ser. 95-X, M.B.I.A.    Aaa           6.00          7/01/12        3,295          3,665,786
Puerto Rico Ind. Tourist Ed.,
 Med. & Envir. Ctr. Facs.,
 Cogen Fac., AES Puerto Rico
 Proj., A.M.T.                     Baa2          6.625         6/01/26        2,675          2,927,413
Puerto Rico Pub. Fin. Corp.
 Commonwealth Apprec., Ser. A      Aaa           5.50          8/01/17        1,500          1,641,480
Puerto Rico Tel. Auth. Rev.,
 Ser. I, M.B.I.A., R.I.B.S.        Aaa           8.074         1/25/07        7,875(d)(e)    8,632,969
Rutgers - The St. Univ. of
 New Jersey, Ser. A                Aa3           6.40          5/01/13        2,000          2,344,740
Sparta Twnshp. Sch. Dist.,
 M.B.I.A.                          Aaa           5.75          9/01/14        1,000(e)       1,112,570
Union City Sch. Impvt., F.S.A.     Aaa           6.375        11/01/08        1,545          1,806,167
Union Cnty. Impvt. Auth. Rev.,
 Plainfield Bd. of Ed. Proj.,
 F.G.I.C.                          Aaa           6.25          8/01/14        1,175(e)       1,356,549
 Plainfield Bd. of Ed. Proj.,
 F.G.I.C.                          Aaa           6.25          8/01/15        1,250(e)       1,443,138
 Plainfield Bd. of Ed. Proj.,
 F.G.I.C.                          Aaa           6.25          8/01/16        1,330(e)       1,535,498
 Plainfield Bd. of Ed. Proj.,
 F.G.I.C.                          Aaa           6.25          8/01/17        1,415(e)       1,633,632
Virgin Islands Pub. Fin. Auth.
 Rev., Ser. A                      BBB-(c)       6.50         10/01/24          750            817,140
                                                                                          ------------
Total long-term investments
 (cost $162,574,772)                                                                       176,979,709
                                                                                          ------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.0%
Municipal Secs Trust
 Certificates
 Ser. 2000 99 Cl. A, F.R.D.D.      A-1-(c)       2.60%         9/04/01   $      200       $    200,000
New Jersey Econ. Dev. Auth.,
 Wat. Fac., Rev., F.R.D.D.         Aaa           2.50          9/04/01        3,000          3,000,000
Port Auth. New York &
 New Jersey, Ser. 3, F.R.D.D.      VMIG1         2.50          9/04/01        1,600          1,600,000
Port Auth. of New York &
 New Jersey, Ser. 4, F.R.D.D.      VMIG1         2.60          9/04/01          700            700,000
                                                                                          ------------
Total short-term investments
 (cost $5,500,000)                                                                           5,500,000
                                                                                          ------------
Total Investments  100.5%
 (cost $ 168,074,772; Note 4)                                                              182,479,709
Liabilities in excess of other
 assets  (0.5)%                                                                               (981,896)
                                                                                          ------------
Net Assets  100%                                                                          $181,497,813
                                                                                          ------------
                                                                                          ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    CONNIE LEE--College Construction Loan Insurance Association.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2001.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Assets and Liabilities

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $168,074,772)                           $ 182,479,709
Cash                                                                       99,091
Interest receivable                                                     2,246,100
Receivable for Series shares sold                                         353,607
Unrealized appreciation on interest rate swaps                             17,619
Other assets                                                                4,705
                                                                   ---------------
      Total assets                                                    185,200,831
                                                                   ---------------
LIABILITIES
Payable for investments purchased                                       2,936,155
Due to broker - termination fee on interest rate swaps                    187,991
Payable for Series shares reacquired                                      252,438
Dividends payable                                                         102,138
Accrued expenses                                                           93,962
Management fee payable                                                     75,838
Distribution fee payable                                                   46,851
Deferred trustees' fees                                                     7,645
                                                                   ---------------
      Total liabilities                                                 3,703,018
                                                                   ---------------
NET ASSETS                                                          $ 181,497,813
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     161,543
   Paid-in capital in excess of par                                   166,715,003
                                                                   ---------------
                                                                      166,876,546
   Accumulated net realized gain on investments                           198,711
   Net unrealized appreciation on investments                          14,422,556
                                                                   ---------------
Net assets, August 31, 2001                                         $ 181,497,813
                                                                   ---------------
                                                                   ---------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Assets and Liabilities Cont'd.

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($140,608,294
      / 12,515,969 shares of beneficial interest issued and
      outstanding)                                                         $11.23
   Maximum sales charge (3% of offering price)                                .35
                                                                   ---------------
   Maximum offering price to public                                        $11.58
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($37,620,917 / 3,347,687 shares of beneficial
      interest issued and outstanding)                                     $11.24
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($2,956,371 /
      263,062 shares of beneficial interest issued and
      outstanding)                                                         $11.24
   Sales charge (1% of offering price)                                        .11
                                                                   ---------------
   Offering price to public                                                $11.35
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($312,231 / 27,605 shares of beneficial interest issued
      and outstanding)                                                     $11.31
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $10,017,376
                                                                   ---------------
Expenses
   Management fee                                                        875,937
   Distribution fee--Class A                                             330,973
   Distribution fee--Class B                                             201,072
   Distribution fee--Class C                                              17,923
   Custodian's fees and expenses                                          92,000
   Transfer agent's fees and expenses                                     79,000
   Reports to shareholders                                                78,000
   Registration fees                                                      54,000
   Legal fees and expenses                                                20,000
   Trustees' fees and expenses                                            11,700
   Audit fee                                                              10,000
   Miscellaneous expenses                                                  6,364
                                                                   ---------------
      Total expenses                                                   1,776,969
   Less: Custodian fee credit                                             (1,626)
                                                                   ---------------
      Net expenses                                                     1,775,343
                                                                   ---------------
Net investment income                                                  8,242,033
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                               479,270
   Financial futures transactions                                         84,175
   Interest rate swap transactions                                      (173,442)
                                                                   ---------------
                                                                         390,003
                                                                   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         8,948,624
   Interest rate swaps                                                    17,619
                                                                   ---------------
                                                                       8,966,243
                                                                   ---------------
Net gain on investments                                                9,356,246
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $17,598,279
                                                                   ---------------
                                                                   ---------------

    14                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2001               2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   8,242,033      $   9,048,924
   Net realized gain (loss) on investment
      transactions                                       390,003           (179,142)
   Net change in unrealized appreciation
      (depreciation) on investments                    8,966,243            (52,835)
                                                  ---------------    ---------------
   Net increase in net assets resulting from
      operations                                      17,598,279          8,816,947
                                                  ---------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (6,311,288)        (6,061,898)
      Class B                                         (1,819,042)        (2,890,776)
      Class C                                           (101,927)           (92,509)
      Class Z                                             (9,776)            (3,741)
                                                  ---------------    ---------------
                                                      (8,242,033)        (9,048,924)
                                                  ---------------    ---------------
   Distributions from net realized gains
      Class A                                                 --           (584,921)
      Class B                                                 --           (306,493)
      Class C                                                 --             (9,779)
      Class Z                                                 --               (312)
                                                  ---------------    ---------------
                                                              --           (901,505)
                                                  ---------------    ---------------
   Tax return of capital distributions
      Class A                                                 --             (3,066)
      Class B                                                 --             (1,607)
      Class C                                                 --                (51)
      Class Z                                                 --                 (2)
                                                  ---------------    ---------------
                                                              --             (4,726)
                                                  ---------------    ---------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Statement of Changes in Net Assets Cont'd.

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2001               2000
------------------------------------------------------------------------------------
Series share transactions (net of share
   conversions)
   (Note 5):
   Net proceeds from shares sold                   $  11,545,045      $   9,732,263
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    4,777,412          5,857,005
   Cost of shares reacquired                         (19,335,417)       (44,474,004)
                                                  ---------------    ---------------
   Net decrease in net assets from Series share
      transactions                                    (3,012,960)       (28,884,736)
                                                  ---------------    ---------------
Total increase/(decrease)                              6,343,286        (30,022,944)
NET ASSETS
Beginning of year                                    175,154,527        205,177,471
                                                  ---------------    ---------------
End of year                                        $ 181,497,813      $ 175,154,527
                                                  ---------------    ---------------
                                                  ---------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of six series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Series (the 'Series') commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss)

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

is realized and is presented in the statement of operations as net realized gain
(loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Series may enter into interest rate swaps. In
a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability
                                                                          19

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      In November 2000, a revised American Institute of Certified Public Accountants ('AICPA') Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Series to accrete market discount on all fixed-income securities. Upon initial adoption, the Series will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Series net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Series expects that the impact of the adoption of this principle will not be material to the financial statements.

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

      Net investment income (loss) (other than distribution fees) and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Series has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Effective November 1, 2001, PIFM's name will change to Prudential Investments LLC. PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation; PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of
                                                                          21

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2001.

      PIMS advised the Series that it has received approximately $14,400 and $6,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the year ended August 31, 2001, it received approximately $38,200 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIM are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 7, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was
 .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2001, the Series incurred fees of approximately $57,000 for the

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

services of PMFS. As of August 31, 2001, approximately $4,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2001, were $37,692,916 and $42,425,497, respectively.

      The United States federal income tax basis of the Fund's investments at August 31, 2001 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $14,404,937 (gross unrealized appreciation--$14,901,224; gross unrealized depreciation--$496,287).

      For federal income tax purposes, the Series will elect to treat net capital losses of $237,608 incurred in the ten month period ended August 31, 2001 as being incurred in the next year.

      During the year ended August 31, 2001, the Series entered into an interest rate swap agreement. For each interest rate swap agreement, the Series receives a floating rate and pays a respective fixed rate of interest. Details of the swap agreement open at year end are as follows:

                       Termination    Notional      Fixed       Floating        Unrealized
    Counterparty           Date       Amount        Rate          Rate         Appreciation
--------------------   ------------   ----------    -----    --------------   ---------------
Morgan Stanley         6/5/21         $3,950,000    4.490%       BMA* LIBOR       $17,619

* Bond Market Association(TM)

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
                                                                          23

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares          Amount
-----------------------------------------------------------  -----------    ------------
Year ended August 31, 2001:
Shares sold                                                      449,836    $  4,957,289
Shares issued in reinvestment of dividends and
  distributions                                                  332,138       3,612,341
Shares reacquired                                             (1,311,294)    (14,257,298)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (529,320)     (5,687,668)
Shares issued upon conversion from Class B                     1,530,504      16,527,548
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                  1,001,184    $ 10,839,880
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2000:
Shares sold                                                      385,474    $  3,979,994
Shares issued in reinvestment of dividends and
  distributions                                                  370,205       3,843,455
Shares reacquired                                             (2,862,853)    (29,693,117)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (2,107,174)    (21,869,668)
Shares issued upon conversion from Class B                     2,030,267      21,173,413
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    (76,907)   $   (696,255)
                                                             -----------    ------------
                                                             -----------    ------------
Class B
-----------------------------------------------------------
Year ended August 31, 2001:
Shares sold                                                      506,047    $  5,512,298
Shares issued in reinvestment of dividends and
  distributions                                                   98,915       1,074,103
Shares reacquired                                               (419,030)     (4,538,128)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     185,932       2,048,273
Shares reacquired upon conversion into Class A                (1,530,060)    (16,527,548)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                 (1,344,128)   $(14,479,275)
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2000:
Shares sold                                                      463,235    $  4,832,767
Shares issued in reinvestment of dividends and
  distributions                                                  185,299       1,924,201
Shares reacquired                                             (1,384,128)    (14,372,587)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (735,594)     (7,615,619)
Shares reacquired upon conversion into Class A                (2,030,267)    (21,173,413)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                 (2,765,861)   $(28,789,032)
                                                             -----------    ------------
                                                             -----------    ------------

    24

       Prudential Municipal Series Fund      New Jersey Series
             Notes to Financial Statements Cont'd.

Class C                                                        Shares          Amount
-----------------------------------------------------------  -----------    ------------
Year ended August 31, 2001:
Shares sold                                                       73,770    $    810,525
Shares issued in reinvestment of dividends and
  distributions                                                    7,703          83,836
Shares reacquired                                                (42,259)       (457,813)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     39,214    $    436,548
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2000:
Shares sold                                                       78,161    $    815,601
Shares issued in reinvestment of dividends and
  distributions                                                    8,328          86,473
Shares reacquired                                                (33,618)       (350,403)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     52,871    $    551,671
                                                             -----------    ------------
                                                             -----------    ------------
Class Z
-----------------------------------------------------------
Year ended August 31, 2001:
Shares sold                                                       24,058    $    264,933
Shares issued in reinvestment of dividends and
  distributions                                                      648           7,132
Shares reacquired                                                 (7,437)        (82,178)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     17,269    $    189,887
                                                             -----------    ------------
                                                             -----------    ------------
Year ended August 31, 2000:
Shares sold                                                        9,775    $    103,901
Shares issued in reinvestment of dividends and
  distributions                                                      275           2,876
Shares reacquired                                                 (5,490)        (57,897)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                      4,560    $     48,880
                                                             -----------    ------------
                                                             -----------    ------------

                                                                          25

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   10.65
                                                                   ---------------
Income from investment operations
Net investment income                                                       .52
Net realized and unrealized gain (loss) on investment
transactions                                                                .58
                                                                   ---------------
   Total from investment operations                                        1.10
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.52)
Distributions in excess of net investment income                             --
Tax return of capital distributions                                          --
Distributions from net realized gains on investment
transactions                                                                 --
                                                                   ---------------
   Total distributions                                                     (.52)
                                                                   ---------------
Net asset value, end of year                                          $   11.23
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          10.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 140,608
Average net assets (000)                                              $ 132,389
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .95%
   Expenses, excluding distribution and service (12b-1) fees                .70%
   Net investment income                                                   4.77%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   22%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.67             $  11.31             $  10.97             $  10.87
----------------     ----------------     ----------------         --------
         .52                  .52                  .53                  .55(a)
         .03                 (.55)                 .36                  .29
----------------     ----------------     ----------------         --------
         .55                 (.03)                 .89                  .84
----------------     ----------------     ----------------         --------
        (.52)                (.52)                (.53)                (.55)
          --                   --(c)                --                   --(c)
          --(c)                --                   --                   --
        (.05)                (.09)                (.02)                (.19)
----------------     ----------------     ----------------         --------
        (.57)                (.61)                (.55)                (.74)
----------------     ----------------     ----------------         --------
    $  10.65             $  10.67             $  11.31             $  10.97
----------------     ----------------     ----------------         --------
----------------     ----------------     ----------------         --------
        5.39%                (.40)%               8.40%                7.97%
    $122,664             $123,692             $114,090             $ 95,729
    $122,573             $125,547             $107,206             $ 89,280
         .92%                 .84%                 .71%                 .70%(a)
         .67%                 .64%                 .61%                 .60%(a)
        4.95%                4.66%                4.85%                5.03%(a)
          28%                  15%                  18%                  25%

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.66
                                                                   ---------------
Income from investment operations
Net investment income                                                      .49
Net realized and unrealized gain (loss) on investment
transactions                                                               .58
                                                                   ---------------
   Total from investment operations                                       1.07
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.49)
Distributions in excess of net investment income                            --
Tax return of capital distributions                                         --
Distributions from net realized gains on investment
transactions                                                                --
                                                                   ---------------
   Total distributions                                                    (.49)
                                                                   ---------------
Net asset value, end of year                                           $ 11.24
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                         10.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $37,621
Average net assets (000)                                               $40,214
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.20%
   Expenses, excluding distribution and service (12b-1) fees               .70%
   Net investment income                                                  4.52%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.67             $  11.31             $  10.97             $  10.87
    --------             --------         ----------------     ----------------
         .49                  .49                  .50                  .50(a)
         .04                 (.55)                 .36                  .29
    --------             --------         ----------------     ----------------
         .53                 (.06)                 .86                  .79
    --------             --------         ----------------     ----------------
        (.49)                (.49)                (.50)                (.50)
          --                   --(c)                --                   --(c)
          --(c)                --                   --                   --
        (.05)                (.09)                (.02)                (.19)
    --------             --------         ----------------     ----------------
        (.54)                (.58)                (.52)                (.69)
    --------             --------         ----------------     ----------------
    $  10.66             $  10.67             $  11.31             $  10.97
    --------             --------         ----------------     ----------------
    --------             --------         ----------------     ----------------
        5.23%                (.71)%               7.97%                7.54%
    $ 49,995             $ 79,598             $117,099             $144,992
    $ 61,647             $ 96,542             $128,382             $162,330
        1.17%                1.14%                1.11%                1.10%(a)
         .67%                 .64%                 .61%                 .60%(a)
        4.69%                4.35%                4.46%                4.63%(a)

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.66
                                                                   ---------------
Income from investment operations
Net investment income                                                      .47
Net realized and unrealized gain (loss) on investment
transactions                                                               .58
                                                                   ---------------
   Total from investment operations                                       1.05
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.47)
Distributions in excess of net investment income                            --
Tax return of capital distributions                                         --
Distributions from net realized gains on investment
transactions                                                                --
                                                                   ---------------
   Total distributions                                                    (.47)
                                                                   ---------------
Net asset value, end of year                                           $ 11.24
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                         10.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 2,956
Average net assets (000)                                               $ 2,390
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.45%
   Expenses, excluding distribution and service (12b-1) fees               .70%
   Net investment income                                                  4.27%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
     $10.67               $11.31               $10.97               $10.87
    -------              -------              -------              -------        ---
        .47                  .46                  .47                  .48(a)
        .04                 (.55)                 .36                  .29
    -------              -------              -------              -------
        .51                 (.09)                 .83                  .77
    -------              -------              -------              -------
       (.47)                (.46)                (.47)                (.48)
         --                   --(c)                --                   --(c)
         --(c)                --                   --                   --
       (.05)                (.09)                (.02)                (.19)
    -------              -------              -------              -------
       (.52)                (.55)                (.49)                (.67)
    -------              -------              -------              -------
     $10.66               $10.67               $11.31               $10.97
    -------              -------              -------              -------
    -------              -------              -------              -------
       4.96%                (.95)%               7.70%                7.27%
     $2,385               $1,825               $1,354               $1,637
     $2,077               $1,622               $1,274               $1,894
       1.42%                1.39%                1.36%                1.35%(a)
        .67%                 .64%                 .61%                 .60%(a)
       4.45%                4.13%                4.21%                4.38%(a)

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                     Year Ended
                                                                  August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $10.73
                                                                      -------
Income from investment operations
Net investment income                                                     .55
Net realized and unrealized gain (loss) on investment
transactions                                                              .58
                                                                      -------
   Total from investment operations                                      1.13
                                                                      -------
Less distributions
Dividends from net investment income                                     (.55)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --
Distributions from net realized gains on investment
transactions                                                               --
                                                                      -------
   Total distributions                                                   (.55)
                                                                      -------
Net asset value, end of period                                         $11.31
                                                                      -------
                                                                      -------
TOTAL RETURN(c):                                                        10.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $  312
Average net assets (000)                                               $  194
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .70%
   Expenses, excluding distribution and service (12b-1) fees              .70%
   Net investment income                                                 5.03%

------------------------------
(a) Annualized.
(b) Net of management fee waiver.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(d) Less than $.005 per share.
(e) Commencement of offering of Class Z shares.

    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Series
             Financial Highlights Cont'd.

                                         Class Z
-----------------------------------------------------------------------------------------
                  Year Ended August 31,                        December 6, 1996(e)
----------------------------------------------------------      Through August 31,
      2000                 1999                 1998                   1997
-----------------------------------------------------------------------------------------
     $10.75               $11.32               $10.98                 $11.10
    -------              -------              -------                -------
        .55                  .54                  .55                    .41(b)
        .03                 (.48)                 .36                    .07
    -------              -------              -------                -------
        .58                  .06                  .91                    .48
    -------              -------              -------                -------
       (.55)                (.54)                (.55)                  (.41)
         --                   --(d)                --                     --(d)
         --(d)                --                   --                     --
       (.05)                (.09)                (.02)                  (.19)
    -------              -------              -------                -------
       (.60)                (.63)                (.57)                  (.60)
    -------              -------              -------                -------
     $10.73               $10.75               $11.32                 $10.98
    -------              -------              -------                -------
    -------              -------              -------                -------
       5.66%                 .45%                8.51%                  4.49%
     $  111               $   62               $   92                 $   15
     $   72               $   77               $   30                 $   10
        .67%                 .64%                 .61%                   .60%(a)(b)
        .67%                 .64%                 .61%                   .60%(a)(b)
       5.22%                4.86%                4.96%                  5.13%(a)(b)

    See Notes to Financial Statements                                     33

       Prudential Municipal Series Fund      New Jersey Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2001

       Prudential Municipal Series Fund      New Jersey Series
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2001) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2001, dividends paid from net investment income of $.52 per Class A share, $.49 per Class B share, $.47 per Class C share and $.55 per Class Z shares were all federally tax-exempt interest dividends. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 2001 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2001. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended August 31, 2001.

Prudential Municipal Series Fund     New Jersey Series
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund

BALANCED/ALLOCATION FUNDS
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
                                   www.prudential.com    (800) 225-1852

Annual Report   August 31, 2001

Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund
Special Money Market Fund, Inc.*
   Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
Strategic Partners Moderate Growth Fund
Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
Strategic Partners
   Large Capitalization Growth Fund
Strategic Partners
   Large Capitalization Value Fund
Strategic Partners
   Small Capitalization Growth Fund
Strategic Partners
   Small Capitalization Value Fund
Strategic Partners
   International Equity Fund
Strategic Partners
   Total Return Bond Fund

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund
Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
   Money Market Series


* This fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential Municipal Series Fund     New Jersey Series
Getting the Most from your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                               www.prudential.com    (800) 225-1852
Annual Report   August 31, 2001


INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Municipal Series Fund     New Jersey Series

Getting the Most from your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                             www.prudential.com    (800) 225-1852
Annual Report   August 31, 2001

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Municipal Series Fund     New Jersey Series

Class A     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 8/31/01

                      One Year   Five Years    Ten Years   Since Inception
With Sales Charge      7.3 5%   5.69% (5.67)  6.27% (6.13)   6.73% (6.52)
Without Sales Charge  10.67 %   6.34% (6.32)  6.59% (6.45)   7.01% (6.80)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in Prudential Municipal Series Fund/New Jersey Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1991) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                               www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 8/31/01

                      One Year   Five Years     Ten Years   Since Inception
With Sales Charge       5.29%   5.84% (5.82)  6.21% (6.07)   6.98% (6.61)
Without Sales Charge   10.29%   6.00% (5.98)  6.21% (6.07)   6.98% (6.61)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/New Jersey Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the beginning of the 10-year period for Class B shares (August 31, 1991) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. This conversion feature is not reflected in the graph. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund     New Jersey Series

Class C     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 8/31/01

                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge      7.93%   5.52% (5.50)     N/A       5.44% (5.38)
Without Sales Charge  10.02%   5.73% (5.72)     N/A       5.59% (5.53)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/New Jersey Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                                www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 8/31/01

   One Year    Five Years    Ten Years     Since Inception
    10.80%         N/A          N/A         6.26% (6.24)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/New Jersey Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the commencement of operations of Class Z shares (December 6, 1996) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols       NASDAQ      CUSIP
Class A            PRNJX     74435M788
Class B            PBNJX     74435M796
Class C            PCNJX     74435M531
Class Z            PZNJX     74435M432

MF138E    (ICON) Printed on Recycled Paper

                                                 ANNUAL REPORT
                                                 AUGUST 31, 2001

PRUDENTIAL
Municipal Series Fund/
New Jersey Money Market Series

FUND TYPE
Money market

OBJECTIVE
The highest level of current income that is exempt from New Jersey State and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.

(LOGO)

Prudential Municipal Series Fund    New Jersey Money Market Series
Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Municipal Series Fund/New Jersey Money Market Series (the Series) seeks to provide the highest level of current income that is exempt from New Jersey State and federal income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest primarily in a portfolio of short-term tax-exempt debt securities with effective remaining maturities of 13 months or less from the state of New Jersey, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

Money Fund Yield Comparison

        (GRAPH)
                            www.prudential.com     (800) 225-1852
Annual Report    August 31, 2001

Fund Facts                                           As of 8/31/01


                            7-Day       Net Asset     Taxable Equivalent Yield*    Weighted Avg.   Net Assets
                         Current Yld.  Value (NAV)    @ 31%    @ 36%    @ 39.1%    Mat. (WAM)      (Millions)
NJ Money
Market Series             1.74%          $1.00        2.69%    2.90%    3.05%       65 Days          $209
iMoneyNet, Inc.
Tax-Free State Specific
Avg. (SB & GP-NJ)**       1.69%          $1.00        2.62%    2.82%    2.96%       51 Days          N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

 *Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports the 7-Day Current Yield, NAV, and WAM on
   Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free State Specific Average (Stock Broker (SB) & General Purpose
   (GP)-New Jersey) category as of August 27, 2001.

Weighted Average Maturity Comparisons

               (GRAPH)
                                                                 1

(LOGO)                                            October 15, 2001

DEAR SHAREHOLDER,

The terrorist attacks that took place in the United States on September 11, 2001 will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue efforts.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies. For individuals with short-term investment objectives, however, money market funds may be a good alternative because they aim to provide current income, preservation of principal, and shares that can quickly be converted into cash without incurring losses. Above all, investors should continue to seek guidance from their financial professionals.

Sincerely,

David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund    New Jersey Money Market Series
Annual Report    August 31, 2001

INVESTMENT ADVISER'S REPORT

During our fiscal year that began September 1, 2000, the U.S. economy barely skirted a recession, which is broadly defined as at least two consecutive quarters of decline in a nation's gross domestic product
(GDP). A sharp pullback in business investment caused the economy to stumble, but consumer demand kept GDP in positive territory.

As economic conditions worsened, the Federal Reserve (the Fed) initially left monetary policy unchanged from September through December 2000. Then, in January 2001, it began one of its most intense rounds of monetary policy easing in recent history. It cut rates seven times, lowering the rate that banks charge each other for overnight loans a total of three percentage points to 3.50%. The reductions were aimed at stimulating economic growth via lower borrowing costs for businesses and consumers.

With the Fed aggressively easing monetary policy, yields on municipal money market securities also fell sharply, particularly in the second half of our fiscal year. The ideal investment strategy, therefore, was to purchase longer-term municipal money market securities that provided attractive yields before repeated Fed rate cuts drove the general level of yields progressively lower.

For example, we bought a variety of temporary notes in the autumn of 2000, such as those of Clinton, South Orange/Maplewood, and Hammonton. Our purchases of one-year temporary notes and other securities positioned the Series so that its weighted average maturity (WAM) was longer than that of the average comparable fund as measured by iMoneyNet. (WAM measures a fund's sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held by a fund.) Having a longer-than-average WAM helped the Series' yield remain higher for a longer period of time as the decline in tax-exempt money market yields accelerated because the Fed cut rates twice in January 2001.

Prudential Municipal Series Fund    New Jersey Money Market Series
Annual Report    August 31, 2001

We maintained the Series' longer-than-average WAM in January and February 2001 by purchasing one-year bond anticipation notes (BANs) of Vineland, Bridgewater, and Chatham. This was a good move because subsequent Fed rate cuts pushed yields lower as the calendar year continued.

PREPARING THE SERIES FOR TAX SEASON
We allowed the WAM to shorten, however, in March and April by investing primarily in securities whose rates adjusted on a daily or weekly basis. Our strategy enabled us to quickly convert assets into cash in order to meet tax-time-related outflows that typically occur in late April and early May. At the same time, our strategy provided us with buying power to take advantage of attractive investment opportunities that occurred as portfolio managers sold securities to meet their shareholder redemptions during tax season.

We invested heavily in May and early June because we expected the Fed to continue easing monetary policy even though it had reduced rates again in March, April, and May. We bought New Jersey securities maturing in one year, such as general obligation BANS of Rumson and insured, AAA-rated general obligation bonds of Lyndhurst. These purchases helped, once again, to extend the Series' WAM, which remained longer than average for the remainder of our fiscal year. This strategy helped cushion the Series against the impact of falling yields due to additional rate cuts in June and August.

LOOKING AHEAD
The Fed cut short-term rates by one-half of a percentage point on September 17, and again on October 2, partially in response to the terrorist attacks that occurred in the United States on September 11. It expressed concern that weak economic conditions might continue for the foreseeable future. We believe the Fed may ease monetary policy further before year-end. However, we also expect the Fed's aggressive moves will eventually have their intended effect, and the economy will begin a new growth cycle.

Prudential New Jersey Money Market Series Management Team

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2001

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Bear Stearns Muni. Secs. Trust,
 N.J. Transit Corp., Ser. 00-99,
 F.R.D.D., A.M.B.A.C.              A-1(c)        2.60%        9/04/01   $    9,800       $  9,800,000
Bridgewater Twnshp., B.A.N.        NR            4.00         1/30/02        6,500          6,516,934
Chatham Borough, B.A.N.            NR            3.39         2/01/02        1,449          1,449,036
Clinton Sch. Dist.                 NR            4.25         9/11/01        3,650          3,651,077
Delaware River Port Auth.,
 Merlots, Ser. 00-B4,
 F.R.W.D., F.G.I.C.                VMIG1         2.11         9/05/01        4,910          4,910,000
 Merlots, Ser. 00-K,
 F.R.W.D., F.S.A.                  VMIG1         2.11         9/05/01        4,000          4,000,000
 MSDW, Ser. 396,
 F.R.W.D., F.S.A.                  VMIG1         1.93         9/06/01        5,880          5,880,000
 Ser. A89, F.R.D.D., F.S.A.        A-1+(c)       2.60         9/04/01        2,000          2,000,000
Hammonton Bd. of Ed., Ser. 01B     NR            3.33        10/26/01        5,000          5,000,215
Hudson County Correctional Fac.,
 Ser. 99-A9, F.R.W.D., M.B.I.A.    VMIG1         1.80         9/05/01        6,000          6,000,000
Irvington Twnshp., G.O., B.A.N.    MIG1          3.85         3/22/02        1,143          1,146,161
Jersey City, B.A.N.                SP-1+(c)      4.60         9/14/01        1,755          1,755,120
Lawrence Twnshp.,
 B.A.N.                            NR            3.50         1/23/02        4,572          4,583,269
 G.O., B.A.N.                      NR            3.12         5/23/02          429            428,860
Leitchfield Ind. Bldg. Rev.,
 Styline Inds. Inc. Project,
 F.R.W.D., A.M.T., Ser. 99         A-1+(c)       2.25         9/06/01        1,555          1,555,000
Linden, G.O., B.A.N., Ser. 01      NR            3.20         6/10/02        2,685          2,693,258
Livingston Twnshp. Bd. of Educ.    NR            3.30         5/20/02        8,000          8,042,142
Lyndhurst Twnshp.,
 G.O., Ser. 2001, F.G.I.C.         Aaa           4.70         5/01/02          530            535,145
 Water Utility, Ser. 2001,
 M.B.I.A.                          NR            5.10         5/01/02          115            116,414
Mount Laurel Twnshp., B.A.N.       NR            3.40         5/31/02        2,850          2,861,341
New Hanover Twnshp. Bd. of Ed.     NR            3.00         5/31/02        1,427          1,427,534
New Jersey Hsg. & Mtg. Fin.
 Agy., Eagle Tax Exempt, Trust
 92A, Ser. 3001, F.R.W.D.          A-1+(c)       1.91         9/06/01        3,075          3,075,000

    See Notes to Financial Statements                                      5

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
New Jersey St. Econ. Dev. Auth.,
 Adam Spence Corp., Ser. 97,
 F.R.W.D., A.M.T.                  NR            2.15%        9/05/01   $    1,725       $  1,725,000
 AFL Qual. Inc. Proj.,
 F.R.W.D., A.M.T.                  A-1(c)        1.90         9/05/01        3,600          3,600,000
 AIRIS Newark, Ser. 1998,
 F.R.W.D., A.M.B.A.C.              A-1+(c)       1.95         9/06/01        3,800          3,800,000
 Alpha Assoc. & Avallone,
 Ser. 98, F.R.W.D.                 A-1(c)        1.90         9/05/01        2,420          2,420,000
 Bayshore Hlth. Care,
 Ser. 98A, F.R.W.D.                VMIG1         1.75         9/06/01        3,700          3,700,000
 Dow Chemical El Dorado,
 Ser. 99A, F.R.D.D.                P-1           2.35         9/04/01        2,900          2,900,000
 Diocese of Metuchen,
 Ser. 2001, F.R.W.D.               A-1(c)        1.85         9/05/01        8,000          8,000,000
 Jewish Home At Rockleigh, Ser.
 98A, F.R.W.D.                     VMIG1         1.95         9/06/01       10,000         10,000,000
 Kent Place, Ser. 92L, F.R.W.D.    VMIG1         1.95         9/06/01        1,505          1,505,000
 Michael Shalit Proj.,
 Ser. 93, F.R.D.D.                 CPS1          2.50         9/04/01          455            455,000
 Office Court Assoc. Proj., Ser.
 89, F.R.W.D., A.M.T.              A-1(c)        1.95         9/05/01        2,750          2,750,000
 Peddie Sch. Proj.,
 Ser. 94B, F.R.W.D.                A-1(c)        1.90         9/06/01        3,000          3,000,000
 V.P.R. Commerce Ctr.,
 Ser. 89, F.R.W.D., A.M.T.         A-1(c)        1.90         9/06/01        6,100          6,100,000
 N.J. Transit Corp. Light Rail.,
 Ser. 219, F.R.W.D., F.S.A.        A-1+(c)       1.84         9/06/01        4,570          4,570,000
New Jersey St. Ed. Facs. Auth.,
 Caldwell College,
 Ser. 00B, F.R.W.D.                VMIG1         1.90         9/06/01        3,900          3,900,000
New Jersey St. Envir. Infra.
 Trust, Wste. Wtr. Treatment,
 Ser. 2001B                        NR            3.75         6/15/02          335            336,923
New Jersey St. Tpke. Auth. Rev.
 Ser. 2000EEE, F.R.W.D.,
 M.B.I.A.                          VMIG1         2.11         9/05/01        5,000          5,000,000

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Ocean County College Cap. Impv.,
 Ser. 2001                         NR            3.00%        8/15/02   $      400       $    401,499
Passaic County Utilities Auth.
 Solid Waste Disp. Rev., Ser.
 1996, M.B.I.A.                    NR            Zero         3/01/02        3,380          3,333,741
Passaic Valley Water Commission
 Wtr. Sup. Sys., Ser. 2000A,
 M.B.I.A.                          NR            4.75        11/01/01          310            310,175
Port Auth. Texas Navigation
 Dist. Envir. Facs. Rev., Motiva
 Enterprises, Ser. 01,
 F.R.W.D., A.M.T.                  A-1(c)        2.30         9/05/01          900            900,000
Port Auth. New York & New
 Jersey, Class F, Ser. 10,
 F.R.W.D., A.M.T., F.S.A.          VMIG1         1.66         9/06/01          500            500,000
 Merlots, Ser. 00Z, F.R.W.D.,
 M.B.I.A., A.M.T.                  VMIG1         2.16         9/05/01        4,975          4,975,000
 Ser. 112, A.M.T.                  NR            4.50        12/01/01        2,465          2,465,000
 Ser. 4, F.R.D.D., A.M.T.          VMIG1         2.60         9/04/01        5,700          5,700,000
 Ser. 93-2, F.R.W.D.               CPS1          2.26         9/04/01        7,000          7,000,000
Puerto Rico Ind. Tourist Ed.
 Med. & Envir. Ctr. Facs.,
 Medical and Bristol-Myers
 Squibb, Ser. 2000, F.R.W.D.       P-1           1.90         9/06/01        2,500          2,500,000
Randolph Twnshp., B.A.N.           NR            4.50         9/14/01        2,867          2,867,196
Readington Twnshp., B.A.N.         NR            2.75         4/25/02        5,320          5,327,442
Rumson, B.A.N., Ser. A             NR            3.40         5/29/02        2,471          2,479,584
South Bound Brook Bd. of Ed.       NR            4.63         9/14/01        6,291          6,291,628
South Orange & Maplewood
 Bd. of Ed., Ser. 00               NR            4.75        12/01/01        2,000          2,001,670
 Ser. 01A                          NR            3.00        12/01/01        3,100          3,102,270
Trenton, G.O.                      MIG1          4.50        12/20/01        4,287          4,289,778
Union Beach, G.O.,
 Ser. 2001, F.G.I.C.               NR            4.30         1/15/02          175            175,764
Vineland, B.A.N., A.M.T.           NR            3.75         1/17/02        1,500          1,504,129
Waldwick, B.A.N.                   NR            3.50         5/31/02        4,997          5,022,376

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Warren County, G.O.,
 Ser. 2000-D, F.G.I.C.             NR            4.60%       11/15/01   $      195       $    195,134
Washington Twnshp., B.A.N.         NR            3.38         5/31/02        2,190          2,197,850
Wayne Twnshp., Sch. Dist.          NR            4.10         5/15/02          250            251,540
                                                                                         ------------
Total Investments  98.3%
 (cost $204,980,205;(d))                                                                  204,980,205
Other assets in excess of
 liabilities  1.7%                                                                          3,570,201
                                                                                         ------------
Net Assets  100%                                                                         $208,550,406
                                                                                         ------------
                                                                                         ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
  A.M.T.--Alternative Minimum Tax.
  B.A.N.--Bond Anticipation Note.
  F.G.I.C.--Financial Guaranty Insurance Company.
  F.R.D.D.--Floating Rate (Daily) Demand Note (b).
  F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
  F.S.A.--Financial Security Assurance.
  G.O.-- General Obligation.
  M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial statement purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Assets and Liabilities

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value      $ 204,980,205
Cash                                                                       78,278
Receivable for investments sold                                         2,006,158
Interest receivable                                                     1,847,772
Receivable for Series shares sold                                       1,487,761
Other assets                                                               34,546
                                                                   ---------------
      Total assets                                                    210,434,720
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                    1,708,333
Management fee payable                                                     90,064
Dividends payable                                                          51,532
Distribution fee payable                                                   22,516
Deferred trustee's fee                                                      7,669
Accrued expenses                                                            4,200
                                                                   ---------------
      Total liabilities                                                 1,884,314
                                                                   ---------------
NET ASSETS                                                          $ 208,550,406
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                 $   2,805,504
   Paid-in capital in excess of par                                   205,744,902
                                                                   ---------------
Net assets, August 31, 2001                                         $ 208,550,406
                                                                   ---------------
                                                                   ---------------
Net asset value, offering price and redemption price per share
   ($208,550,406 / 208,550,406 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                              $1.00
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $   7,639,137
                                                                   ---------------
Expenses
   Management fee                                                       1,061,849
   Distribution fee                                                       265,462
   Custodian's fees and expenses                                           62,000
   Transfer agent's fees and expenses                                      52,000
   Reports to shareholders                                                 42,000
   Registration fees                                                       19,000
   Legal fees and expenses                                                 17,000
   Trustees' fees and expenses                                             12,000
   Audit fee                                                                8,000
   Miscellaneous                                                            9,449
                                                                   ---------------
      Total expenses                                                    1,548,760
Less: Custodian fee credit (Note 1)                                        (4,608)
                                                                   ---------------
    Net expenses                                                        1,544,152
                                                                   ---------------
Net investment income                                                   6,094,985
                                                                   ---------------
Realized Gain on Investments
Net realized gain on investment transactions                                5,137
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   6,100,122
                                                                   ---------------
                                                                   ---------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Statement of Changes in Net Assets

                                                      Year Ended August 31,
                                                ----------------------------------
                                                     2001               2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $     6,094,985    $     6,275,433
   Net realized gain on investment
      transactions                                        5,137              4,796
                                                ---------------    ---------------
   Net increase in net assets resulting from
      operations                                      6,100,122          6,280,229
                                                ---------------    ---------------
Dividends and distributions paid to
shareholders
(Note 1)                                             (6,100,122)        (6,280,229)
                                                ---------------    ---------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                    684,354,758        868,442,991
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                     5,979,944          6,087,872
   Cost of shares reacquired                       (677,244,731)      (886,074,658)
                                                ---------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                      13,089,971        (11,543,795)
                                                ---------------    ---------------
Total increase (decrease)                            13,089,971        (11,543,795)
NET ASSETS
Beginning of year                                   195,460,435        207,004,230
                                                ---------------    ---------------
End of year                                     $   208,550,406    $   195,460,435
                                                ---------------    ---------------
                                                ---------------    ---------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Money Market Series (the 'Series') commenced investment operations on December 3, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey state and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      All securities are valued as of 4:30 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes original issue discount on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Notes to Financial Statements Cont'd.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Effective November 1, 2001, PIFM's name will change to Prudential Investments LLC. PIFM has entered into a subadvisory agreement with The Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation; PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series shares. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PIFM, PIM and PIMS are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2001, the Series incurred fees of approximately $49,700 for the services of PMFS. As of August 31, 2001, approximately $4,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          13

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Financial Highlights

                                                                        Year
                                                                        Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $    1.00
Net investment income and net realized gains                                .03
Dividends and distributions                                                (.03)
                                                                   ---------------
Net asset value, end of year                                          $    1.00
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(a):                                                           2.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 208,550
Average net assets (000)                                              $ 212,370
Ratios to average net assets:
   Expenses, including distribution fee and service (12b-1)
   fees                                                                    0.73%
   Expenses, excluding distribution fee and service (12b-1)
   fees                                                                    0.60%
   Net investment income                                                   2.87%

------------------------------
(a) Total return includes reinvestment of dividends and distributions.

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .03                  .03                  .03                  .03
        (.03)                (.03)                (.03)                (.03)
----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        3.12%                2.52%                2.87%                2.82%
    $195,460             $207,004             $200,915             $199,472
    $204,697             $209,479             $198,647             $196,223
         .72%                 .72%                 .73%                 .73%
         .59%                 .59%                 .60%                 .60%
        3.07%                2.49%                2.82%                2.78%

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2001

       Prudential Municipal Series Fund      New Jersey Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2001) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2001, dividends paid from net investment income of $.03 per share were federally tax-exempt interest dividends.
                                                                          17

Prudential Municipal Series Fund    New Jersey Money Market Series
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Funds
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                             www.prudential.com    (800) 225-1852
Annual Report    August 31, 2001


Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund
Special Money Market Fund, Inc.*

STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
Strategic Partners Moderate Growth Fund
Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
Strategic Partners
   Large Capitalization Growth Fund
Strategic Partners
   Large Capitalization Value Fund
Strategic Partners
   Small Capitalization Growth Fund
Strategic Partners
   Small Capitalization Value Fund
Strategic Partners
   International Equity Fund
Strategic Partners
   Total Return Bond Fund

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund
Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*


 *This fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential Municipal Series Fund    New Jersey Money Market Series
Getting the Most from your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.
Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                            www.prudential.com    (800) 225-1852
Annual Report    August 31, 2001

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022


Fund Symbols    NASDAQ     CUSIP
                PNJXX    74435M762

MF147E             (ICON) Printed on Recycled Paper

                                             ANNUAL REPORT
                                             AUGUST 31, 2001

Prudential
Municipal Series Fund/
New York Series

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from New York State, New York City, and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The Prudential
Insurance Company of America, Newark, NJ, and its affiliates.

 (LOGO)

Prudential Municipal Series Fund    New York Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential Municipal Series Fund/New York Series (the Series) is to maximize current income that is exempt from New York State, New York City, and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 8/31/01

44.6% General Obligation Bonds
40.6  Revenue Bonds
11.0  Prerefunded
 2.1  Miscellaneous
 1.7  Cash Equivalents

Credit Quality

Expressed as a percentage of total
investments as of 8/31/01

 9.0% AAA
40.1  AAA Insured
26.6  AA
 6.9  A
 7.8  BBB
 0.7  BB
 1.7  Cash Equivalents
 7.2  Not Rated* (Prudential ratings used):
      2.1  AAA
      0.8  BBB
      1.4  BB
      2.9  B

*Unrated bonds are believed to be of
comparable quality to permissible
investments by the Series.

Ten Largest Issuers

Expressed as a percentage of
net assets as of 8/31/01

11.6% New York City General Obligation*
 6.8  Metropolitan Transportation
      Authority Facs. Revenue
 6.5  New York State Urban
      Development Corp. Revenue
 4.8  New York State Local
      Government Assistance Corp.
 4.6  Puerto Rico Commonwealth

 4.4  Metropolitan Transportation
      Authority New York Service Contract
 4.1  New York State Dorm
      Authority Revenue, City University
 4.0  New York State Dorm
      Authority Revenue, State University
 2.9  New York State Dorm Authority
      Revenue, Marymount College
 2.5  City of Elmira Water Improvement


*Some issues are prerefunded, which means they are secured by escrowed cash and/or direct U.S. guaranteed obligations. For details, see the Portfolio of Investments.
Holdings are subject to change.

          www.prudential.com  (800) 225-1852

Annual Report  August 31, 2001

Cumulative Total Returns1                 As of 8/31/01

                                  One           Five            Ten            Since
                                  Year          Years          Years         Inception2
Class A                          10.65%    37.95% (37.84)  95.30% (94.98)  122.14% (121.77)
Class B                          10.28     35.76  (35.65)  88.42  (88.11)  247.13  (246.28)
Class C                          10.01     34.09  (33.98)       N/A         49.11   (48.87)
Class Z                          10.82          N/A             N/A         33.73   (33.62)
Lipper NY Muni Debt Fund Avg.3   10.29         34.48           88.32             ***

Average Annual Total Returns1                As of 9/30/01
                  One       Five          Ten           Since
                 Year       Years        Years        Inception2
Class A          7.08%  5.49% (5.47)  6.32% (6.31)  6.71% (6.69)
Class B          5.13   5.64  (5.62)  6.26  (6.24)  7.52  (7.50)
Class C          7.77   5.32  (5.31)       N/A      5.45  (5.43)
Class Z         10.65       N/A            N/A      6.03  (6.01)

Distributions and Yields                   As of 8/31/01

          Total Distributions       30-Day        Taxable Equivalent Yield4 at Tax Rates of
           Paid for 12 Months      SEC Yield               36%            39.1%
Class A         $0.56                3.54%               5.94%             6.24%
Class B         $0.53                3.41                5.72              6.01
Class C         $0.50                3.13                5.25              5.52
Class Z         $0.59                3.90                6.54              6.87

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses.

2 Inception dates: Class A, 1/22/90; Class B, 9/13/84; Class
C, 8/1/94; and Class Z, 12/6/96.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-, five-, and ten-year periods in the Lipper New York Municipal Debt Fund category. Single-state municipal debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 114.73% for Class A,
261.37% for Class B, 51.44% for Class C, and 28.82% for Class
Z, based on all funds in each share class.

(LOGO)                     October 15, 2001

DEAR SHAREHOLDER,
The horrific events that took place on September 11, 2001, will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue operations.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies, and avoid making investment decisions based on emotional reactions. Those strategies should, where appropriate, include some allocation to debt securities as bonds provide an income stream and may help to smooth portfolio volatility. Above all, investors should continue to seek guidance from their financial professionals.

Sincerely,

David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund    New York Series

Annual Report  August 31, 2001

INVESTMENT ADVISER'S REPORT

Investors flocked to the municipal bond market during our fiscal year that began September 1, 2000, drawn by its solid total returns and the relative safety of municipal securities compared with the heightened volatility in the stock market. This strong investor demand ultimately enabled the municipal debt market to absorb a flood of new municipal bonds issued in the second half of our reporting period.

Prices of municipal bonds began to rally in the autumn of 2000 because investors expected the Federal Reserve (the Fed) to reduce short-term rates in order to revitalize a lackluster U.S. economy. (Bond prices move in the opposite direction of interest rates.) In anticipation of the lower interest-rate scenario that began to unfold in the autumn, we sold some of the Series' bonds maturing in 10 to 15 years, and purchased deep-discount bonds maturing in 30 years. The 30-year bonds experienced stronger price appreciation as the municipal market rallied because of their greater sensitivity to changes in the level of interest rates. Furthermore, demand for 30-year bonds increased as investors reinvested proceeds received from maturing bonds and from bonds that were "called" or prematurely retired by state and local governments in December 2000 and January 2001.

SHIFTING FOCUS TO INTERMEDIATE-TERM MUNICIPAL BONDS
The long-awaited interest-rate cuts began in January 2001 when the Fed eased monetary policy twice and hinted that its campaign to reduce interest rates was not over. As a result, our longer-term outlook for municipal bonds became less bullish. We reasoned that if the Fed continued to reduce rates, investors would eventually begin to anticipate stronger economic growth and demand higher yields on municipal bonds. Meanwhile, slower economic growth could also exert upward pressure on municipal bond yields if a weakened economy and lower tax revenues led state and local governments to issue significantly more bonds.
                                         3

Prudential Municipal Series Fund    New York Series

Annual Report  August 31, 2001

In light of our concerns about the potential for higher municipal bond yields, we reversed our strategy. We took profits on the Series' deep-discount bonds maturing in 30 years and purchased debt securities maturing in 10 to 20 years. This approach worked well, particularly in the spring of 2001, as hope for improved economic conditions and a burgeoning supply of municipal securities temporarily forced municipal bond yields higher, causing their prices to fall.

The municipal market rally resumed in the summer of 2001, however, because economic conditions worsened even though the Fed cut rates again in March, April, May, June, and August. Altogether, the Fed eased monetary policy seven times during our fiscal year, which lowered the federal funds rate (what banks charge each other for overnight loans) by a total of three percentage points to 3.50%.

FLIGHT TO QUALITY BOOSTS MUNICIPAL BOND PRICES
With the economy stumbling along and the stock market sinking, investors increasingly sought refuge in safer assets such as municipal bonds during the summer of 2001. Evidence of solid demand for tax-exempt securities emerged in a report from the Investment Company Institute that showed $2.33 billion flowed into municipal bond funds in July, the largest monthly inflow in more than three years. This strong appetite for tax-exempt bonds helped the market digest the huge supply of municipal securities that was issued in the second half of our fiscal year.

As the rally continued in July and August, we maintained our emphasis on intermediate-term municipal bonds because these securities provided a solid rate of return with less interest-rate risk than longer-term bonds. Indeed, making timely shifts in this aspect of our strategy helped the Series' Class A shares post a 10.65% annual return, without considering sales charges, that exceeded the 10.29% of their benchmark Lipper Average. Including the initial Class A share sales charge, the Series returned 7.33% over the same period
       www.prudential.com  (800) 225-1852

HOSPITAL BONDS OUTPERFORMED OTHER SECTORS
In the previous report, we mentioned our preference for municipal bonds of hospitals. We selectively increased the Series' exposure to hospital bonds, particularly those in the single-A ratings category. The difference between yields on hospital bonds rated single-A and tax-exempt bonds rated AAA shrank as fundamentals in the hospital sector improved. This narrowing yield differential indicated greater demand for single-A-rated hospital bonds. Overall, hospital bonds turned out to be the top-performing sector in the municipal market during our fiscal year, according to the Lehman Brothers Municipal Bond Index. Thus, the Series' hospital bond holdings also helped its relative performance.

A strong rally in the price of the Series' New York City Municipal Water Finance Authority bonds was a third factor that helped the Series outperform its benchmark Lipper Average for our reporting period (without including sales charges).
The bonds gained in value because they became "prerefunded," or backed by U.S. government securities, and will be retired early on June 15, 2010, instead of on their original maturity date of June 15, 2033.

LOOKING AHEAD
After our fiscal year ended, the Fed lowered short-term rates by one-half of a percentage point on September 17, and again on October 2, partially in response to the terrorist attacks that occurred in the United States on September 11. The central bank expressed concern that weak economic conditions might continue for the foreseeable future. We believe the Fed may ease monetary policy further before year-end. However, we also expect that its aggressive rate cuts, the tax rebates, and government spending to help certain businesses get back on their feet may spark an economic rebound in 2002.

Prudential Municipal Series Fund    New York Series

Annual Report  August 31, 2001

A recovering economy is bound to fuel fears of higher inflation that could exert pressure on the bond market, particularly the 30-year sector. Under these economic conditions, we expect intermediate-term bonds to be one of the best performing maturity segments of the municipal market because their prices are less sensitive to swings in interest rates than prices of longer-term bonds. In other words, we believe intermediate-term bonds offer the most attractive risk/reward ratio in the municipal bond market. Therefore, we plan to continue emphasizing these securities in our asset allocation strategy.

Prudential Municipal Series Fund Management Team

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2001

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
----------------------------------------------------------------------------------------
Albany Mun. Wtr. Fin. Auth.
 Wtr. & Swr. Sys. Rev.,
 Cap. Apprec., Ser. A,
 F.G.I.C.                        Aaa            Zero          12/01/20   $    2,165       $    849,416
 Cap. Apprec., Ser. A,
 F.G.I.C.                        Aaa            Zero          12/01/21        1,160            430,952
 Cap. Apprec., Ser. A,
 F.G.I.C.                        Aaa            Zero          12/01/22          560            196,890
Albany Parking Auth. Rev.,
 Ser. A                          BBB+(d)        5.625%         7/15/25        1,000          1,038,260
Brookhaven Ind. Dev. Agcy.
 Civic Fac. Rev., Memorial
 Hosp. Medical Center, Inc.,
 Ser. A                          NR             8.125         11/15/20        1,500          1,494,660
City of Buffalo, School, G.O.,
 Ser. E, F.S.A.                  Aaa            6.00          12/01/16        1,100          1,252,009
City of Elmira, Wtr. Impvt.,
 Ser. 96 B, A.M.B.A.C.           Aaa            5.95           3/01/16        5,395(g)       5,823,201
City of New Rochelle Ind. Dev.
 Agcy.,
 College of New Rochelle         Baa2           6.625          7/01/12          500(c)(g)      526,895
 College of New Rochelle         Baa2           6.75           7/01/22        2,000(c)(g)    2,109,620
Dutchess Cnty. Agcy. Civic
 Fac. Rev., Bard College         A3             5.75           8/01/30        4,000          4,245,000
Greece Central School
 District,
 F.G.I.C.                        Aaa            6.00           6/15/16          950          1,119,584
 F.G.I.C.                        Aaa            6.00           6/15/17          950          1,116,848
 F.G.I.C.                        Aaa            6.00           6/15/18          950          1,114,113
Islip Res. Rec., Ser. B,
 A.M.B.A.C., A.M.T.              Aaa            7.20           7/01/10        1,745          2,135,112
Jefferson Cnty. Ind. Dev.
 Agcy., Solid Waste Disp.
 Rev., A.M.T.                    Baa2           7.20          12/01/20        1,500          1,574,820
Long Island Pwr. Auth., Elec.
 Sys. Rev.,
 Cap. Apprec., F.S.A.            Aaa            Zero           6/01/20        2,500            994,000
 Cap. Apprec., F.S.A.            Aaa            Zero           6/01/24        4,980          1,588,570
 Cap. Apprec., F.S.A.            Aaa            Zero           6/01/27        7,955          2,169,488
 Cap. Apprec., F.S.A.            Aaa            Zero           6/01/29        5,000          1,224,750

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Met. Trans. Auth. Facs. Rev.,
 Cap. Apprec., Ser. N,
 F.G.I.C.                        Aaa            Zero           7/01/12   $    5,575       $  3,549,993
 Cap. Apprec., Ser. N,
 F.G.I.C.                        Aaa            Zero           7/01/13        4,000          2,403,840
 Commuter Facs., Ser. A,
 F.G.I.C.                        Aaa            5.60%          7/01/09          500            552,155
 Commuter Facs., Ser. A,
 F.G.I.C.                        Aaa            5.70           7/01/10        1,000          1,104,000
 Trans. Facs. Rev., Ser. A,
 F.S.A.                          Aaa            5.60           7/01/09        2,900          3,202,499
 Trans. Facs. Rev., Ser. A,
 F.S.A.                          Aaa            5.70           7/01/10        4,600          5,078,400
Met. Trans. Auth., New York
 Svc. Contract,
 Cap. Apprec., Ser. 7,
 M.B.I.A.                        Aaa            Zero           7/01/08        6,935          5,412,698
 Commuter Facs., Ser. O          A3             5.50           7/01/17        2,500          2,774,775
 Trans. Facs. Rev., Ser. O       A3             5.75           7/01/13        1,975          2,258,037
Nassau Cnty. New York Interim
 Fin. Auth., Sales Tax
 Secured, Ser. A-1, A.M.B.A.C.   Aaa            5.375         11/15/16        1,000          1,080,260
New York City Ind. Dev. Agcy.,
 Laguardia Assoc., Ltd.
 Partnership Proj.               NR             6.00          11/01/28        2,000          1,858,620
New York City Ind. Dev. Agcy.,
 Civic. Fac. Rev.,
 Touro College Proj., Ser. A     Ba3            6.35           6/01/29        1,700(g)       1,582,921
 U.S.T.A. National Tennis
 Center Proj., F.S.A.            Aaa            6.375         11/15/14        1,000          1,118,250
New York City Mun. Fin. Auth.,
 Wtr. & Swr. Sys. Rev.,
 Ser. B                          Aa2            6.00           6/15/33        1,615(c)       1,905,797
 Ser. B                          Aa2            6.00           6/15/33          985          1,143,821

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New York City Trans. Auth.,
 Triborough Bridge & Tunnel
 Auth., A.M.B.A.C.               Aaa            5.75%          1/01/20   $    4,760       $  5,202,204
New York City Trans. Fin.
 Auth. Rev.,
 Future Tax Sec., Ser. B         Aa2            5.50           2/01/17        2,500          2,710,300
 Future Tax Sec., Ser. B         Aa2            6.00          11/15/29        1,000          1,106,150
 Future Tax Sec., Ser. C         Aa2            5.50          11/01/29        2,500          2,632,000
New York City Trust Cultural
 Res. Rev., Museum of American
 Folk Art                        A(d)           6.125          7/01/30        1,375          1,467,469
New York City, G.O.,
 Ser. A                          A2             6.00           5/15/30        1,000          1,102,370
 Ser. C, M.B.I.A.                Aaa            5.375         11/15/27        5,170          5,338,490
 Ser. D                          A2             8.00           8/01/03           50             51,858
 Ser. D                          Aaa            7.70           2/01/09        3,015(c)       3,125,771
 Ser. D                          A2             7.70           2/01/09           25             25,898
 Ser. F                          Aaa            8.20          11/15/03        2,760(c)       2,833,665
 Ser. F                          A2             8.20          11/15/03          240            246,314
 Ser. G                          A2             5.875         10/15/14        2,500          2,727,700
 Ser. H, F.S.A.                  AAA(d)         5.25           3/15/15        2,500          2,690,725
 Ser. I                          Aaa            6.10           4/15/10          565(c)         652,140
 Ser. I                          A2             6.10           4/15/10        1,435          1,619,039
 Ser. I                          Aaa            6.25           4/15/27        3,750(c)(g)    4,352,850
 Ser. I                          A2             6.25           4/15/27        2,250          2,450,070
New York St. Dorm. Auth. Rev.,
 City Univ. Sys. Cons., Ser. B   A3             6.00           7/01/14        6,500          7,382,635
 City Univ. Sys. Cons., Ser. D   A3             7.00           7/01/09        1,880          2,144,817
 Coll. & Univ. Ed., M.B.I.A.,
 A.M.T.                          Aaa            Zero           7/01/04        2,255(g)       2,071,984
 Ins. Marymount Manhattan
 College                         AA(d)          6.375          7/01/15        1,875          2,138,006
 Ins. Marymount Manhattan
 College                         AA(d)          6.375          7/01/16        1,975          2,242,178
 Ins. Marymount Manhattan
 College                         AA(d)          6.375          7/01/17        2,080          2,353,999

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New York St. Dorm. Auth. Rev.,
 Ins. New York Univ., Ser. A,
 M.B.I.A.,                       Aaa            5.75%          7/01/27   $    5,000       $  5,714,800
 Lenox Hill Hosp. Obligation
 Group                           A3             5.50           7/01/30        1,500          1,550,610
 Mental Hlth. Svcs. Facs.
 Impvt., Ser. B                  A3             6.50           8/15/11        3,000          3,608,130
 Mount Sinai Health, Ser. A      Baa2           6.50           7/01/25        2,000          2,202,280
 St. Univ. Edl. Facs., Ser. A    A3             5.25           5/15/15        8,600          9,410,808
New York St. Energy Resch. &
 Dev. Auth. Rev., Brooklyn
 Union Gas Co., Ser. B,
 M.B.I.A., A.M.T.                Aaa            6.75           2/01/24        2,000          2,089,400
New York St. Environ. Facs.
 Corp., Poll. Ctrl. Rev., Ser.
 E                               Aaa            6.50           6/15/14           35             35,811
New York St. Hsg. Fin. Agcy.
 Rev.,
 Multi-family Hsg., Sec.
 Mtge., Ser. A, A.M.T.           Aa1            7.05           8/15/24        1,000          1,037,750
 St. Univ. Constr., Ser. A,
 E.T.M.                          Aaa            8.00           5/01/11        3,600(c)(g)    4,608,972
New York St. Local Gov't.
 Assist. Corp.,
 Ser. C                          A3             Zero           4/01/14        8,882          5,092,406
 Ser. E                          A3             6.00           4/01/14        5,385(g)       6,307,397
New York St. Med. Care Facs.
 Fin. Agcy. Rev.,
 Mental Hlth. Svcs., Ser. A      A3             7.50           8/15/07           15             15,346
 New York Hosp., Ser. A,
 A.M.B.A.C., F.H.A.              Aaa            6.50           8/15/29        3,000(c)       3,409,080
New York St. Mun. Bond Bank
 Agcy., Spec. Proj. Rev.,
 Ser. A                          AAA(d)         6.75           3/15/11        3,000(c)       3,065,010
New York St. Thrwy. Auth.,
 Highway & Bridge Trust Fund,
 Ser. B, F.G.I.C.                Aaa            6.00           4/01/14        2,220(c)       2,444,753
 Svc. Contract Rev., Local
 Highway & Bridge                A3             6.45           4/01/15        1,000(c)       1,138,740

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
New York St. Urban Dev.
 Corp. Rev.,
 Correctional Cap. Facs.,
 A.M.B.A.C.                      Aaa            Zero           1/01/08   $    8,000       $  6,366,080
 St. Facs.                       A3             5.75%          4/01/12        5,750          6,552,470
 St. Facs.                       A3             5.60           4/01/15        2,000          2,256,500
Niagara Cnty. Ind. Dev. Agcy.,
 Solid Waste Disp. Rev., Ser
 B., A.M.T.                      Baa1           5.55          11/15/24        2,000          2,091,580
Otsego Cnty. Ind. Dev. Agcy.,
 Civic Facs. Rev., Hartwick
 College Proj, Ser. A            Baa1           5.50           7/01/19        2,520(g)       2,629,418
Puerto Rico Commonwealth,
 Pub. Impvt. Rfdg., M.B.I.A.     Aaa            7.00           7/01/10        1,250          1,546,625
 Pub. Impvt., M.B.I.A.           Aaa            Zero           7/01/19        3,745          1,601,662
 Refunding, F.G.I.C.             Aaa            5.50           7/01/14        2,500(f)       2,757,600
 Rites P.A. 625, A.M.B.A.C.      NR             11.80          7/01/10        3,250(e)       4,808,960
Puerto Rico Ind. Tourist Ed.
 Med. & Environ. Ctrl. Facs.,
 Cogen Facility Proj.            Baa2           6.625          6/01/26        3,500          3,830,260
Puerto Rico Pub. Bldgs. Auth.
 Rev., Gtd. Gov't. Facs., Ser.
 A, A.M.B.A.C.                   Aaa            6.25           7/01/15        2,050          2,475,375
Puerto Rico Pub. Fin. Corp.
 Commonwealth Approp., Ser. A,
 M.B.I.A.                        Aaa            5.50           8/01/17        2,500          2,735,800
Scotia Hsg. Auth. Rev., Coburg
 Village Inc. Proj., Ser. A      NR             6.20           7/01/38        4,000          3,240,000
Suffolk Cnty. Ind. Dev. Agcy.
 Rev., Nissequogue Cogen
 Partners, Facs., A.M.T          NR             5.50           1/01/23        2,000          1,818,920
Triborough Bridge & Tunnel.
 Auth., Ref., Ser. A.,
 F.G.I.C.                        Aaa            5.25           1/01/13        1,000          1,068,940
 Wtr. Sys. Rev., Cap. Apprec.,
 A.M.B.A.C.                      Aaa            Zero           4/01/21        2,005            768,095

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                 Moody's                                 Principal
                                 Rating         Interest    Maturity     Amount           Value
Description (a)                  (Unaudited)    Rate        Date         (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Upper Mohawk Valley Reg. Wtr.
 Fin. Auth.,
 Wtr. Sys. Rev., Cap. Apprec.,
 A.M.B.A.C.                      Aaa            Zero           4/01/25   $    2,230       $    686,282
 Wtr. Sys. Rev., Cap. Apprec.,
 A.M.B.A.C.                      Aaa            Zero           4/01/26        2,230            652,833
 Wtr. Sys. Rev., Cap. Apprec.,
 A.M.B.A.C.                      Aaa            Zero           4/01/27        2,225            618,995
Virgin Islands Pub. Fin.
 Auth., Rev., Ser. A             BBB-(d)        6.50%         10/01/24        1,000          1,089,520
Watervliet Hsg. Auth., Sen.
 Res. Beltrone Living. Ctr.
 Proj., Ser. A                   NR             6.125          6/01/38        4,000          3,501,760
                                                                                          ------------
Total long-term investments
 (cost $207,090,137)                                                                       229,527,854
                                                                                          ------------
SHORT-TERM INVESTMENTS  1.6%
----------------------------------------------------------------------------------------
New York City, G.O.,
 Ser. B, F.R.D.D., F.G.I.C.      VMIG1          2.55           9/04/01        1,000          1,000,000
 Ser. B5, F.R.D.D., M.B.I.A.     VMIG1          2.55           9/04/01          400            400,000
 Ser. C, F.R.D.D.                VMIG1          2.50           9/04/01        1,600          1,600,000
New York St. Local Gov't.
 Assist. Corp., Mun. Secs. Tr.
 Rcpts., Ser. SGA 59, F.R.D.D.   A-1+(d)        2.60           9/04/01          800            800,000
                                                                                          ------------
Total short-term investments
 (cost $3,800,000)                                                                           3,800,000
                                                                                          ------------
Total Investments  99.3%
 (cost $210,890,137; Note 4)                                                               233,327,854
Other assets in excess of
 liabilities  0.7%                                                                           1,719,661
                                                                                          ------------
Net Assets  100%                                                                          $235,047,515
                                                                                          ------------
                                                                                          ------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(f) Represents when-issued or extended settlement security.
(g) All or partial principal amount segregated as collateral for when-issued or extended settlement security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      New York Series
             Statement of Assets and Liabilities

                                                                 August 31, 2001
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $210,890,137)                         $ 233,327,854
Cash                                                                     59,867
Interest receivable                                                   2,599,499
Receivable for investments sold                                       2,488,800
Receivable for Series shares sold                                       245,419
Unrealized appreciation on interest rate swap                            66,793
Other assets                                                              5,471
                                                              ---------------------
      Total assets                                                  238,793,703
                                                              ---------------------
LIABILITIES
Payable for investments purchased                                     2,634,300
Due to broker--termination fee on interest rate swaps                   573,346
Payable for Series shares reacquired                                    157,298
Dividends payable                                                       133,302
Management fee payable                                                   98,684
Accrued expenses and other liabilities                                   83,034
Distribution fee payable                                                 58,478
Deferred trustee's fees                                                   7,746
                                                              ---------------------
      Total liabilities                                               3,746,188
                                                              ---------------------
NET ASSETS                                                        $ 235,047,515
                                                              ---------------------
                                                              ---------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $     192,040
   Paid-in capital in excess of par                                 211,807,384
                                                              ---------------------
                                                                    211,999,424
   Accumulated net realized gain on investments                         543,581
   Net unrealized appreciation on investments                        22,504,510
                                                              ---------------------
Net assets, August 31, 2001                                       $ 235,047,515
                                                              ---------------------
                                                              ---------------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Statement of Assets and Liabilities Cont'd.

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($191,678,519
      / 15,661,823 shares of beneficial interest issued and
      outstanding)                                                         $12.24
   Maximum sales charge (3% of offering price)                                .38
                                                                   ---------------
   Maximum offering price to public                                        $12.62
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($38,828,584 / 3,171,429 shares of beneficial
      interest issued and outstanding)                                     $12.24
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($2,765,603 /
      225,890 shares of beneficial interest issued and
      outstanding)                                                         $12.24
   Sales charge (1% of offering price)                                        .12
                                                                   ---------------
   Offering price to public                                                $12.36
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,774,809 / 144,839 shares of beneficial interest
      issued and outstanding)                                              $12.25
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      New York Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $  13,269,561
                                                                   ---------------
Expenses
   Management fee                                                       1,172,976
   Distribution fee--Class A                                              473,010
   Distribution fee--Class B                                              211,060
   Distribution fee--Class C                                               16,285
   Transfer agent's fees and expenses                                      95,000
   Custodian's fees and expenses                                           87,000
   Reports to shareholders                                                 56,000
   Registration fees                                                       33,000
   Legal fees and expenses                                                 23,000
   Trustees' fees and expenses                                             11,000
   Audit fee                                                               10,000
   Miscellaneous expense                                                    5,297
                                                                   ---------------
      Total expenses                                                    2,193,628
   Less: Custodian fee credit                                              (2,325)
                                                                   ---------------
       Net expenses                                                     2,191,303
                                                                   ---------------
Net investment income                                                  11,078,258
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              1,336,558
   Interest rate swaps                                                   (481,546)
   Financial futures transactions                                        (184,016)
                                                                   ---------------
                                                                          670,996
                                                                   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         11,800,201
   Interest rate swaps                                                     (5,155)
                                                                   ---------------
                                                                       11,795,046
                                                                   ---------------
Net gain on investments                                                12,466,042
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  23,544,300
                                                                   ---------------
                                                                   ---------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2001               2000
------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
Operations
   Net investment income                           $  11,078,258      $  12,104,290
   Net realized gain on investment transactions          670,996            269,066
   Net change in unrealized appreciation on
      investments                                     11,795,046          1,352,861
                                                  ---------------    ---------------
   Net increase in net assets resulting from
      operations                                      23,544,300         13,726,217
                                                  ---------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (9,023,557)        (9,099,163)
      Class B                                         (1,912,085)        (2,904,075)
      Class C                                            (92,446)           (83,410)
      Class Z                                            (50,170)           (17,642)
                                                  ---------------    ---------------
                                                     (11,078,258)       (12,104,290)
                                                  ---------------    ---------------
Series share transactions (net of share
   conversions) (Note 5):
   Net proceeds from shares sold                      30,036,972         16,110,059
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    6,603,652          7,577,034
   Cost of shares reacquired                         (49,996,488)       (43,901,999)
                                                  ---------------    ---------------
   Net decrease in net assets from Series share
      transactions                                   (13,355,864)       (20,214,906)
                                                  ---------------    ---------------
Total decrease                                          (889,822)       (18,592,979)
NET ASSETS
Beginning of year                                    235,937,337        254,530,316
                                                  ---------------    ---------------
End of year                                        $ 235,047,515      $ 235,937,337
                                                  ---------------    ---------------
                                                  ---------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. The monies of each series are invested in separate, independently managed portfolios. The New York Series (the 'Series') commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the statement of operations as net realized gain
(loss) on financial futures contracts.
    18

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Series may enter into interest rate swap
agreements. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.
                                                                          19

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      In November 2000, a revised American Institute of Certified Public Accountants ('AICPA') Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Series to accrete market discount on all fixed-income securities. Upon initial adoption, the Series will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Series' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Series expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
    20

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Effective November 1, 2001, PIFM's name will change to Prudential Investments LLC. PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation. The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued
                                                                          21

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2001.

      PIMS has advised the Series that it received approximately $23,100 and $11,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 2001. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2001, it received approximately $82,500 and $1,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIMS, PIFM and PIM are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 7, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2001, the Series incurred fees of approximately $78,100 for the services of PMFS. As of August 31, 2001, approximately $6,400 of such fees
    22

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended August 31, 2001, aggregated $62,604,595 and $78,537,296, respectively.

      The United States federal income tax basis of the Series' investments at August 31, 2001, was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation on investments for federal income tax purposes was $22,437,717 (gross unrealized appreciation--$24,101,307; gross unrealized depreciation--$1,663,590).

      The Series elected, for United States federal income tax purposes, to treat net long-term capital losses of $58,300 incurred in the ten months ended August 31, 2001 as having been incurred in the current fiscal year.

      During the year ended August 31, 2001, the Series entered into interest rate swap agreements. For each interest rate swap agreement, the Series receives a floating rate and pays a respective fixed rate of interest. Details of the swap agreement open at year end are as follows:

                      Termination     Notional      Fixed       Floating        Unrealized
   Counterparty           Date         Amount       Rate          Rate         Appreciation
-------------------   ------------   -----------    -----    --------------   ---------------
Morgan Stanley        6/5/21         $14,975,000    4.490%       BMA* LIBOR       $66,793

* Bond Market Association(TM)

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
                                                                          23

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2001:
Shares sold                                                    1,691,306    $ 20,227,673
Shares issued in reinvestment of dividends and distributions     454,618       5,380,009
Shares reacquired                                             (3,507,131)    (41,698,497)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,361,207)    (16,090,815)
Shares issued upon conversion from Class B                     1,285,070      15,142,682
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (76,137)   $   (948,133)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      952,290    $ 10,817,733
Shares issued in reinvestment of dividends and distributions     513,570       5,791,161
Shares reacquired                                             (2,605,186)    (29,357,261)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,139,326)    (12,748,367)
Shares issued upon conversion from Class B                     1,627,269      18,432,187
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    487,943    $  5,683,820
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended August 31, 2001:
Shares sold                                                      577,459    $  6,864,256
Shares issued in reinvestment of dividends and distributions      93,639       1,107,506
Shares reacquired                                               (613,593)     (7,297,344)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      57,505         674,418
Shares reacquired upon conversion into Class A                (1,284,627)    (15,142,682)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,227,122)   $(14,468,264)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      387,267    $  4,378,314
Shares issued in reinvestment of dividends and distributions     150,965       1,702,833
Shares reacquired                                             (1,202,447)    (13,523,038)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (664,215)     (7,441,891)
Shares reacquired upon conversion into Class A                (1,627,269)    (18,432,187)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (2,291,484)   $(25,874,078)
                                                              ----------    ------------
                                                              ----------    ------------

    24

       Prudential Municipal Series Fund      New York Series
             Notes to Financial Statements Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      100,103    $  1,189,901
Shares issued in reinvestment of dividends and distributions       6,271          74,334
Shares reacquired                                                (42,814)       (512,604)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     63,560    $    751,631
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       52,983    $    599,596
Shares issued in reinvestment of dividends and distributions       5,890          66,447
Shares reacquired                                                (55,679)       (625,824)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                      3,194    $     40,219
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended August 31, 2001:
Shares sold                                                      147,771    $  1,755,142
Shares issued in reinvestment of dividends and distributions       3,509          41,803
Shares reacquired                                                (40,914)       (488,043)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    110,366    $  1,308,902
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       27,568    $    314,416
Shares issued in reinvestment of dividends and distributions       1,468          16,593
Shares reacquired                                                (34,866)       (395,876)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     (5,830)   $    (64,867)
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Municipal Series Fund      New York Series
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   11.60
                                                                   ---------------
Income from investment operations
Net investment income                                                       .56
Net realized and unrealized gain (loss) on investment
transactions                                                                .64
                                                                   ---------------
   Total from investment operations                                        1.20
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.56)
Distributions in excess of net investment income                             --
Distributions from net realized gains                                        --
Distributions in excess of capital gains                                     --
                                                                   ---------------
   Total distributions                                                     (.56)
                                                                   ---------------
Net asset value, end of year                                          $   12.24
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          10.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 191,678
Average net assets (000)                                              $ 189,204
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .89%
   Expenses, excluding distribution and service (12b-1) fees                .64%
   Net investment income                                                   4.77%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   27%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.50             $  12.30             $  11.94             $  11.77
----------------     ----------------     ----------------     ----------------
         .58                  .57                  .60                  .61(a)
         .10                 (.69)                 .42                  .43
----------------     ----------------     ----------------     ----------------
         .68                 (.12)                1.02                 1.04
----------------     ----------------     ----------------     ----------------
        (.58)                (.57)                (.60)                (.61)
          --                   --                 (.01)                  --(c)
          --                 (.09)                (.05)                (.26)
          --                 (.02)                  --                   --
----------------     ----------------     ----------------     ----------------
        (.58)                (.68)                (.66)                (.87)
----------------     ----------------     ----------------     ----------------
    $  11.60             $  11.50             $  12.30             $  11.94
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        6.17%               (1.07)%               8.71%                9.19%
    $182,602             $175,307             $176,555             $172,471
    $178,303             $181,951             $174,485             $173,963
         .90%                 .84%                 .73%                 .68%(a)
         .65%                 .64%                 .63%                 .58%(a)
        5.10%                4.76%                4.93%                5.15%(a)
          32%                  11%                  33%                  43%

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 11.61
                                                                   ---------------
Income from investment operations
Net investment income                                                      .53
Net realized and unrealized gain (loss) on investment
transactions                                                               .63
                                                                   ---------------
   Total from investment operations                                       1.16
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.53)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
Distributions in excess of capital gains                                    --
                                                                   ---------------
   Total distributions                                                    (.53)
                                                                   ---------------
Net asset value, end of year                                           $ 12.24
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                         10.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $38,829
Average net assets (000)                                               $42,212
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.14%
   Expenses, excluding distribution and service (12b-1) fees               .64%
   Net investment income                                                  4.53%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.50             $  12.30             $  11.94             $  11.77
    --------             --------         ----------------     ----------------
         .55                  .54                  .55                  .56(a)
         .11                 (.69)                 .42                  .43
    --------             --------         ----------------     ----------------
         .66                 (.15)                 .97                  .99
    --------             --------         ----------------     ----------------
        (.55)                (.54)                (.55)                (.56)
          --                   --                 (.01)                  --(c)
          --                 (.09)                (.05)                (.26)
          --                 (.02)                  --                   --
    --------             --------         ----------------     ----------------
        (.55)                (.65)                (.61)                (.82)
    --------             --------         ----------------     ----------------
    $  11.61             $  11.50             $  12.30             $  11.94
    --------             --------         ----------------     ----------------
    --------             --------         ----------------     ----------------
        5.99%               (1.37)%               8.28%                8.76%
    $ 51,051             $ 76,929             $ 99,823             $112,658
    $ 59,879             $ 88,626             $104,653             $122,744
        1.15%                1.13%                1.13%                1.08%(a)
         .65%                 .63%                 .63%                 .58%(a)
        4.85%                4.45%                4.53%                4.75%(a)

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 11.61
                                                                       -------
Income from investment operations
Net investment income                                                      .50
Net realized and unrealized gain (loss) on investment
transactions                                                               .63
                                                                       -------
   Total from investment operations                                       1.13
                                                                       -------
Less distributions
Dividends from net investment income                                      (.50)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
Distributions in excess of capital gains                                    --
                                                                       -------
   Total distributions                                                    (.50)
                                                                       -------
Net asset value, end of year                                           $ 12.24
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                         10.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 2,766
Average net assets (000)                                               $ 2,171
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.39%
   Expenses, excluding distribution and service (12b-1) fees               .64%
   Net investment income                                                  4.26%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
     $11.50               $12.30               $11.94               $11.77
    -------              -------              -------              -------
        .52                  .51                  .52                  .53(a)
        .11                 (.69)                 .42                  .43
    -------              -------              -------              -------
        .63                 (.18)                 .94                  .96
    -------              -------              -------              -------
       (.52)                (.51)                (.52)                (.53)
         --                   --                 (.01)                  --(c)
         --                 (.09)                (.05)                (.26)
         --                 (.02)                  --                   --
    -------              -------              -------              -------
       (.52)                (.62)                (.58)                (.79)
    -------              -------              -------              -------
     $11.61               $11.50               $12.30               $11.94
    -------              -------              -------              -------
    -------              -------              -------              -------
       5.73%               (1.62)%               8.01%                8.49%
     $1,884               $1,830               $1,279               $  780
     $1,812               $1,566               $  969               $  798
       1.40%                1.39%                1.38%                1.33%(a)
        .65%                 .64%                 .63%                 .58%(a)
       4.60%                4.23%                4.28%                4.50%(a)

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 11.62
                                                                       -------
Income from investment operations
Net investment income                                                      .59
Net realized and unrealized gain (loss) on investment
transactions                                                               .63
                                                                       -------
   Total from investment operations                                       1.22
                                                                       -------
Less distributions
Dividends from net investment income                                      (.59)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
Distributions in excess of capital gains                                    --
                                                                       -------
   Total distributions                                                    (.59)
                                                                       -------
Net asset value, end of period                                         $ 12.25
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                         10.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $ 1,775
Average net assets (000)                                               $ 1,008
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .64%
   Expenses, excluding distribution and service (12b-1) fees               .64%
   Net investment income                                                  4.98%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
    32                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Series
             Financial Highlights Cont'd.

                                            Class Z
-----------------------------------------------------------------------------------------------
                  Year Ended August 31,                          September 18, 1996(d)
----------------------------------------------------------         through August 31,
      2000                 1999                 1998                      1997
-----------------------------------------------------------------------------------------------
     $11.51               $12.31               $11.95                    $12.09
    -------              -------              -------                   -------
        .61                  .60                  .62                       .46(a)
        .11                 (.69)                 .42                       .12
    -------              -------              -------                   -------
        .72                 (.09)                1.04                       .58
    -------              -------              -------                   -------
       (.61)                (.60)                (.62)                     (.46)
         --                   --                 (.01)                       --(c)
         --                 (.09)                (.05)                     (.26)
         --                 (.02)                  --                        --
    -------              -------              -------                   -------
       (.61)                (.71)                (.68)                     (.72)
    -------              -------              -------                   -------
     $11.62               $11.51               $12.31                    $11.95
    -------              -------              -------                   -------
    -------              -------              -------                   -------
       6.53%               (0.87)%               8.81%                     5.02%
     $  400               $  464               $  497                    $   28
     $  330               $  496               $  116                    $   11
        .65%                 .63%                 .63%                      .58%(a)/(e)
        .65%                 .63%                 .63%                      .58%(a)/(e)
       5.35%                4.96%                5.03%                     5.25%(a)/(e)

    See Notes to Financial Statements                                     33

       Prudential Municipal Series Fund      New York Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2001
    34

       Prudential Municipal Series Fund      New York Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2001) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2001, dividends paid from net investment income of $.56 per Class A share, $.53 per Class B share, $.50 per Class C share and $.59 per Class Z shares were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2001.
                                                                          35

Prudential Municipal Series Fund    New York Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Funds
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
          www.prudential.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
------------------------------------------

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
Strategic Partners Moderate Growth Fund
Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
Strategic Partners
   Large Capitalization Growth Fund
Strategic Partners
   Large Capitalization Value Fund
Strategic Partners
   Small Capitalization Growth Fund
Strategic Partners
   Small Capitalization Value Fund
Strategic Partners
   International Equity Fund
Strategic Partners
   Total Return Bond Fund

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund
Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential Municipal Series Fund    New York Series

    Getting the Most from your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

     www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets
(the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Municipal Series Fund    New York Series

   Getting the Most from your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how he Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

    www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Municipal Series Fund    New York Series

Class A     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 8/31/01
                      One Year    Five Years     Ten Years    Since Inception
With Sales Charge      7.33%     6.00% (5.98)   6.60% (6.58)   6.84% (6.82)
Without Sales Charge  10.65%     6.65% (6.63)   6.92% (6.91)   7.12% (7.10)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in Prudential Municipal Series Fund/New
York Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1991) and the account values at the end of the current fiscal year (August
31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.
The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.This graph is furnished to you in accordance with SEC regulations.

          www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 8/31/01
                      One Year    Five Years     Ten Years    Since Inception
With Sales Charge      5.28%     6.15% (6.13)   6.54% (6.52)    7.61% (7.60)
Without Sales Charge  10.28%     6.31% (6.29)   6.54% (6.52)    7.61% (7.60)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/
New York Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the beginning of the 10-year period for Class B shares (August 31, 1991) and the account values at the end of the current fiscal year
(August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. This conversion feature is not reflected in the graph. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.
The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund    New York Series

Class C     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 8/31/01
                     One Year     Five Years   Ten Years   Since Inception
With Sales Charge     7.92%      5.83% (5.81)     N/A        5.65% (5.63)
Without Sales Charge 10.01%      6.04% (6.02)     N/A        5.80% (5.78)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Municipal Series Fund/New York Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2001;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.
The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

     www.prudential.com  (800) 225-1852


Class Z     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 8/31/01
                      One Year   Five Years   Ten Years    Since Inception
With Sales Charge      10.82%       N/A          N/A         6.33% (6.31)
Without Sales Charge   10.82%       N/A          N/A         6.33% (6.31)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Municipal
Series Fund/New York Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the
Muni Bond Index) by portraying the initial account values at the commencement of operations of Class Z shares (December 6, 1996) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.
The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols  NASDAQ   CUSIP
Class A       PMNYX  74435M747
Class B       PBNYX  74435M754
Class C       PCNYX  74435M523
Class Z       PNYZX  74435M440

MF122E              (LOGO) Printed on Recycled Paper

                                                ANNUAL REPORT
                                                AUGUST 31, 2001

PRUDENTIAL
Municipal Series Fund/
New York Money Market Series

FUND TYPE
Money market

OBJECTIVE
The highest level of current income that is exempt from New York
State, New York City, and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                     (LOGO)

Prudential Municipal Series Fund    New York Money Market Series
Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Municipal Series Fund/New York Money Market Series (the Series) seeks to provide the highest level of current income that is exempt from New York State, New York City, and federal income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest primarily in a portfolio of short-term tax-exempt debt securities with effective remaining maturities of 13 months or less from the state of New York, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

State Specific Money Fund Yield Comparison

                  (GRAPH)
                              www.prudential.com    (800) 225-1852
Annual Report    August 31, 2001

Fund Facts                                            As of 8/31/01

                          7-Day       Net Asset     Taxable Equivalent Yield*    Weighted Avg.  Net Assets
                       Current Yld.  Value (NAV)    @ 31%    @ 36%    @ 39.1%    Mat. (WAM)     (Millions)
NY Money
Market Series             1.51%         $1.00       2.35%    2.53%      2.66%        54 Days       $450
iMoneyNet, Inc.
Tax-Free State Specific
Avg. (SB & GP-NY)**       1.64%         $1.00       2.55%    2.75%      2.89%        51 Days        N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

 *Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports the 7-Day Current Yield, NAV, and WAM on
  Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free State Specific Average (Stock Broker (SB) & General Purpose
  (GP)-New York) category as of August 27, 2001.

Weighted Average Maturity Comparison

              (GRAPH)
                                                               1

(LOGO)                                         October 15, 2001

DEAR SHAREHOLDER,
The terrorist attacks that took place in the United States on September 11, 2001 will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue efforts.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment goals. For individuals with short-term investment objectives, however, money market funds may be a good alternative because they aim to provide current income, preservation of principal, and shares that can quickly be converted into cash without incurring losses. Above all, investors should continue to seek guidance from their financial professionals.

Sincerely,


David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund    New York Money Market Series
Annual Report    August 31, 2001

INVESTMENT ADVISER'S REPORT

During our fiscal year that began September 1, 2000, the U.S. economy barely skirted a recession, which is broadly defined as at least two consecutive quarters of decline in a nation's gross domestic product
(GDP). A sharp pullback in business investment caused the economy to stumble, but consumer demand kept GDP in positive territory.

The Federal Reserve (the Fed) initially left monetary policy unchanged from September through December 2000. Then, as signs of economic weakness persisted in January 2001, the Fed began one of its most intense rounds of monetary policy easing in recent history. It cut short-term rates seven times, lowering the rate that banks charge each other for overnight loans a total of three percentage points to 3.50%. The reductions were aimed at stimulating economic growth via lower borrowing costs for businesses and consumers.

With the Fed aggressively easing monetary policy, yields on municipal money market securities also fell sharply, particularly in the second half of our reporting period. The ideal investment strategy, therefore, was to purchase longer-term municipal money market securities that provided attractive yields before repeated Fed rate cuts drove the general level of yields progressively lower.

For example, in mid-December 2000, we locked in solid yields on tax-exempt commercial paper of the Metropolitan Transportation Authority that matured in 90 days, and bond anticipation notes (BANs) that matured in six months. These purchases proved beneficial to the Series because shortly thereafter, municipal money market yields dropped sharply as the Fed began to cut rates in January 2001 and an industry-wide phenomenon known as the "January effect" took hold.

Prudential Municipal Series Fund    New York Money Market Series
Annual Report    August 31, 2001

The "January effect" is a period of lower yields (and higher prices) that occurs when investors rush to temporarily reinvest proceeds received from coupon payments, bond calls, and maturing bonds in the municipal money market during early January. During such market conditions, we temporarily avoid investing in longer-term money market securities.

Once the "January effect" passed, we ideally wanted to purchase New York money market securities maturing in six months to one year. However, these securities were expensive due to strong investor demand for them. Instead, we purchased attractively priced tax-exempt commercial paper in March and April that matured in 30 to 60 days, and New York City general obligation bonds that matured in 120 days.

PREPARING THE SERIES FOR TAX SEASON
After the "January effect," tax season was the next major development that affected the municipal money market. Tax season occurs in the municipal money market during late April through early May as securities are sold by shareholders seeking cash to make tax payments. Selling pressure temporarily drives prices of securities lower and yields higher. The Series was well positioned to meet such tax-time redemptions because our strategy enabled us to quickly convert assets into cash. In addition, we had cash to purchase tax-season bargains such as prerefunded bonds maturing in 6 to 10 months that are backed by direct obligations of the U.S. Treasury.

                                 www.prudential.com    (800) 225-1852

In June, we purchased more tax-exempt commercial paper maturing out to 150 days, along with a variety of one-year securities such as BANs of Clinton County and Beekmanton Central School District. These purchases helped position the Series so that its weighted average maturity (WAM) was longer than that of the average comparable fund, as measured by iMoneyNet. (WAM measures a fund's sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held by a fund.) Having a longer-than-average WAM helped the Series' yield remain higher for a longer time as municipal money market yields fell even further due to continued Fed rate cuts and the "July effect," which has a similar impact on the municipal money market as the aforementioned "January effect."

LOOKING AHEAD
The Fed cut short-term rates by one-half of a percentage point on September 17, and again on October 2, partially in response to the terrorist attacks that occurred in the United States on September 11. It expressed concern that weak economic conditions might continue for the foreseeable future. We believe the Fed may ease monetary policy further before year-end. However, we also expect the Fed's aggressive moves will eventually have their intended effect, and the economy will begin a new growth cycle.

Prudential Municipal Series Fund Management Team
                                                              5

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2001

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Albany Cnty., B.A.N., Ser. 01      MIG1          3.25%       09/20/01   $    2,460       $  2,460,818
Albany Cnty. Arpt. Auth. Rev.,
 Class F, Ser. 8, F.S.A.,
 F.R.W.D., A.M.T.                  VMIG1         2.01        09/06/01        7,200(f)       7,200,000
Albany Cnty. Ind. Dev. Agcy.
 Corning Homes Proj., Ser. 00,
 F.R.W.D.                          VMIG1         1.95        09/06/01        6,100          6,100,000
Alexander Central Sch. Dist.,
 Gen. Oblig., Ser. 01, F.G.I.C.    NR            4.25        06/15/02          456            459,921
Allegany Cnty. Ind. Dev. Agcy.,
 Alfred Univ., Civic Fac. Rev.,
 Ser. 91                           Baa1          7.50        09/01/01        5,070(e)       5,171,400
Battery Park City Auth. Hsg.
 Rev.,
 Ser. MT1, F.R.W.D.                VMIG1         2.25        09/06/01        2,945          2,945,000
 Ser. MT2, F.R.W.D.                VMIG1         2.25        09/06/01        7,580          7,580,000
Beekmantown Central Sch. Dist.,
 Gen. Oblig., Ser. 01, B.A.N.      MIG1          3.00        06/28/02        6,661          6,675,835
Canandaigua Sch. Dist., Gen.
 Oblig., Ser. 01, F.S.A.           NR            4.50        04/01/02          340            341,915
Clinton Cnty. Ind. Dev. Agcy.,
 Champlain Plastics Proj., Ser.
 98A, F.R.W.D., A.M.T.             NR            2.33        09/05/01        4,200          4,200,000
Clinton Cnty. Gen. Oblig., Ser.
 01, B.A.N.                        NR            3.13        07/26/02        5,760          5,780,627
Copiague Union Free Sch. Dist.,
 T.A.N., Ser. 01-02                NR            2.75        06/27/02        2,700          2,702,356
 T.A.N., Ser. 01                   NR            3.00        06/27/02        2,000          2,004,442
Grand Central Business Impvt.
 Dist., Ser. 92                    NR            6.50        01/01/02          600(e)         618,611
Hauppauge Union Free Sch. Dist.,
 Ser. 01, Gen. Oblig., T.A.N.,     NR            3.00        06/27/02        5,000          5,009,909
Herricks Union Free Sch. Dist.,
 Ser. 01, T.A.N.                   NR            3.00        06/27/02        5,000          5,011,149
Jamestown Sch. Dist.,
 Ser. 01, F.G.I.C.                 NR            4.00        06/15/02        1,500          1,515,578
Long Island Power Auth. Elec.
 Sys. Rev.,
 Ser. 2A, F.R.W.D.                 VMIG1         1.80        09/05/01       13,800         13,800,000
 Ser. 7A, F.R.W.D., M.B.I.A.       VMIG1         1.70        09/05/01        1,600          1,600,000

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Metropolitan Trans. Auth.,
 Commuter Fac. Rev.,
 Ser. 1313, T.E.C.P.               P-1           2.60%       09/28/01   $   14,000       $ 14,000,000
 Ser. 1313, T.E.C.P.               P-1           2.30        12/14/01       10,500         10,500,000
 Transit Fac. Rev., Merlot,
 Ser. 00F, F.R.W.D., M.B.I.A.      VMIG1         2.14        09/05/01        6,000          6,000,000
Monroe Cnty. Ind. Dev. Agcy.
 Rev.,
 Elec. Navig. Dev., A.N.N.O.T.     NR            2.75        07/01/02        4,840          4,840,000
 Genesee Valley, Ser. 97,
 F.R.W.D., A.M.T.                  VMIG1         2.30        09/06/01        2,700          2,700,000
Municipal Secs. Trust
 Certificates, Ser. 89,
 F.R.D.D., A.M.T.                  VMIG1         2.60        09/04/01          655            655,000
Nassau Cnty. Ind. Dev. Agcy.
 Rev., J.C. Solution Inc.,
 Proj., Ser. 97, F.R.W.D.,
 A.M.T.                            NR            2.33        09/05/01        2,470          2,470,000
Nassau Cnty. Interim Fin. Auth.,
 Mun. Secs. Trust,
 Ser. SGA108, F.R.W.D.             A1+(d)        1.95        09/05/01        7,500          7,500,000
 Ser. 00A1, B.A.N.                 MIG1          5.00        09/28/01        1,400          1,400,902
 Ser. 00A1, B.A.N.                 MIG1          5.00        12/19/01        1,000          1,002,580
Nassau Cnty. Gen. Impvt.,
 Ser. 99C, F.S.A.                  NR            5.13        01/01/02          600            604,044
New York City, Gen. Oblig.,
 Ser. 99C                          NR            4.10        08/15/02          835            844,699
 Ser. B, 95B-6, F.R.W.D.,
 M.B.I.A.                          VMIG1         2.55        09/04/01        1,800          1,800,000
 Ser. 92D, F.R.W>D., F.G.I.C.      VMIG1         1.85        09/05/01        5,400          5,400,000
 Ser. 17, F.R.W.D., F.G.I.C.       VMIG1         2.01        09/06/01        3,300          3,300,000
 Ser. 94H-2, F.R.W.D., M.B.I.A.    VMIG1         2.55        09/04/01          900            900,000
New York City Hsg. Dev. Corp.,
 Monterey, Ser. 97A, F.R.W.D.,
 F.N.M.A.                          A1+(d)        1.80        09/05/01        9,500          9,500,000
 One Columbus Pl., Ser. 98A,
 F.R.W.D., F.N.M.A., A.M.T.        A1+(d)        1.75        09/05/01        1,000          1,000,000
New York City Ind. Dev. Agcy.,
 Civic Fac. Rev., Ser. 206,
 F.R.W.D., F.S.A.                  VMIG1         1.89        09/06/01        5,745          5,745,000

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
 Solid Waste Fac. Rev.,
 F.R.W.D., A.M.T.                  A1+(d)        1.90%       09/06/01   $    5,000       $  5,000,000
New York City Mun. Water Fin.
 Auth. Water & Sewer Sys. Rev.,
 Ser. 01D                          NR            4.00        06/15/02        4,315          4,345,335
 T.E.C.P., Ser. 1                  P-1           2.65        11/09/01        8,500          8,500,000
 Ser. 197, F.R.W.D., M.B.I.A.      A1+(d)        1.81        09/06/01        6,495          6,495,000
 Ser. 492, F.R.W.D., F.S.A.        A1+(d)        1.89        09/06/01        3,250          3,250,000
New York City Transitional Fin.
 Auth. Rev., Ser. 99B-3,
 F.R.W.D.                          VMIG1         1.70        09/05/01       15,060         15,060,000
New York City Trust Cult. Res.
 Rev., Ser. SGA91, F.R.D.D.,
 A.M.B.A.C.                        A1+(d)        2.60        09/04/01        5,385          5,385,000
New York St. Dorm. Auth. Rev.,
 Ser. 2F, F.R.W.D., A.M.B.A.C.     VMIG1         2.01        09/06/01        7,750          7,750,000
 Dept. of Hlth., Ser. 341,
 F.R.W.D., M.B.I.A.                VMIG1         1.89        09/06/01        4,495          4,495,000
 Mem. Sloan Kettering, Merlot,
 Ser. 00X, F.R.W.D., M.B.I.A.      VMIG1         2.14        09/05/01        2,065          2,065,000
 Mental Hlth. Serv., Ser. 310,
 F.R.W.D., M.B.I.A.                VMIG1         1.89        09/06/01        6,745          6,745,000
 St. Univ. Rev., Merlot,
 Ser. A30, F.R.W.D., A.M.B.A.C.    VMIG1         2.14        09/05/01        1,385          1,385,000
 Columbia Univ., SGA 132           A1+(d)        1.90        09/05/01        1,805          1,805,000
 City Univ. Sys., Ser. 95B,
 A.M.B.A.C.                        NR            6.00        07/01/02        3,365          3,456,736
 Lease Rev., Ser. 493, M.B.I.A.    A1+(d)        1.84        09/06/01        2,180          2,180,000
 Pub. Library, Rev., Ser. 98B,
 F.R.W.D., M.B.I.A.                VMIG1         1.80        09/05/01        4,100          4,100,000
 Ser. F.R.W.D., M.B.I.A.           VMIG1         4.00        09/27/01        1,700          1,700,000
 State Univ. Educ. Facs.,
 Merlot, Ser. 00G, F.R.W.D.,
 F.G.I.C.                          VMIG1         2.14        09/05/01       10,000         10,000,000
New York St. Energy Res. & Dev.
 Auth.,
 Con Edison Proj., Ser. A2,
 F.R.W.D., A.M.T.                  VMIG1         1.95        09/05/01        5,000          5,000,000
 Con Edison, Class F, Ser. 12,
 F.R.W.D., A.M.B.A.C.              VMIG1         2.01        09/06/01        7,495          7,495,000

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
 Elec. & Gas, Ser. 85A,
 A.N.N.O.T.                        A1+(d)        3.15%       03/15/02   $    2,500       $  2,500,000
 Long Island Ltg. Co.,
 Ser. 1711, A.M.T.                 NR            7.15        06/15/02        6,795(e)       7,155,199
 Long Island Ltg. Co., Ser. 92B,
 A.M.T.                            NR            7.15        06/15/02        3,250(e)       3,422,281
 Niagara Mohawk Pwr. Corp.,
 Ser. 85B, F.R.W.D.                P1            2.50        09/04/01        1,800          1,800,000
 Ser. 87B, F.R.W.D., A.M.T.        A1+(d)        2.55        09/04/01        5,700          5,700,000
 Ser. 88A, F.R.W.D., A.M.T.        A1+(d)        2.55        09/04/01        1,400          1,400,000
New York St. Environ. Fac.
 Corp., Poll. Cntrl. Rev., Ser.
 9, F.R.W.D.                       VMIG1         2.01        09/06/01        2,500          2,500,000
New York St. Hsg. Fin. Agcy.
 Rev.,
 Union Sq. South, Ser. 96A,
 F.R.W.D., A.M.T.                  MIG1          1.85        09/05/01        3,000          3,000,000
 750 Sixth Ave., Ser. 99A,
 F.R.W.D., A.M.T., F.N.M.A.        VMIG1         1.80        09/05/01       16,400         16,400,000
 Theatre Row Tower, Ser. 01A,
 F.R.W.D., A.M.T.                  VMIG1         2.35        09/05/01        2,500          2,500,000
 250 West 50th St., Ser. 97A,
 F.R.W.D., A.M.T., F.N.M.A.        VMIG1         1.85        09/05/01        5,000          5,000,000
 Normandie Ct. Hsg. Proj.,
 Ser. 91A, F.R.W.D.                VMIG1         1.70        09/05/01       12,000         12,000,000
New York St. Job Dev. Auth.,
 Ser. 92A1A, F.R.D.D., A.M.T.      VMIG1         2.50        09/04/01        4,900          4,900,000
New York St. Local Govt. Assist.
 Corp.,
 Ser. 91D                          NR            7.00        04/01/02        2,000          2,082,216
 Ser. 91D                          NR            6.75        04/01/02        1,000(e)       1,039,513
 Ser. 95F, F.R.W.D.                VMIG1         1.80        09/05/01        3,000          3,000,000
 Ser. SGA59, F.R.D.D.,
 A.M.B.A.C.                        A1+(d)        2.60        09/04/01       11,900         11,900,000
New York St. Mtg. Agcy. Rev.,
 Ser. 191, F.R.W.D.                VMIG1         1.84        09/06/01        2,795          2,795,000
 Merlot, Ser. A11, F.R.W.D.        VMIG1         2.14        09/05/01        1,935          1,935,000

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
 Merlot, Ser. 00B, F.R.W.D.,
 A.M.T.                            VMIG1         2.19%       09/05/01   $    5,514       $  5,514,000
 Ser. 195, F.R.W.D., A.M.T.        VMIG1         1.84        09/06/01        1,250          1,250,000
 Ser. 196, F.R.W.D., A.M.T.,
 M.B.I.A.                          A1+(d)        1.84        09/06/01        4,995          4,995,000
 Ser. 302, F.R.W.D., M.B.I.A.      VMIG1         1.89        09/06/01        1,495          1,495,000
 Ser. 303, F.R.W.D.                VMIG1         1.89        09/06/01        2,445          2,445,000
 Merlot, Ser. 00PP, F.R.W.D.,
 A.M.T.                            VMIG1         2.19        09/05/01        5,000          5,000,000
New York St. Thruway Auth. Rev.,
 Highway & Bridge Svcs., Ser.
 145, F.R.W.D., A.M.B.A.C.         A1+(d)        1.81        09/06/01        3,000          3,000,000
 Highway & Bridge Trust Fund,
 Ser. 267, F.R.W.D.                VMIG1         1.84        09/06/01        2,200          2,200,000
 Ser. 368, F.R.W.D., F.G.I.C.      VMIG1         1.86        09/06/01        3,000          3,000,000
 Muni Trust, Ser. SGA 66,
 F.R.W.D.                          A1+(d)        1.90        09/05/01        7,855          7,864,528
Port Auth. New York &
 New Jersey,
 Ser. 112, A.M.T.                  NR            4.50        12/01/01        2,465          2,465,000
 Ser. 93-1, F.R.W.D.                             2.26        09/04/01       12,000         12,000,000
 Ser. 153, F.R.W.D., A.M.T.        VMIG1         1.84        09/06/01        3,000          3,000,000
 Class F, Ser. 10, F.R.D.D.,
 F.S.A., A.M.T.                    VMIG1         1.66        09/06/01       12,155(f)      12,155,000
Ramapo Hsg. Auth. Rev.,
 Fountainview Proj., Ser. 98,
 F.R.W.D.                          VMIG1         2.30        09/06/01       11,485         11,485,000
Rensselaer Ind. Dev. Agcy.
 Capital View Office Park Proj.,
 Ser. 86A, A.M.T.                  Aa-(d)        4.50        12/31/01        3,075          3,075,000
Rockland Cnty. Ind. Dev. Agcy.,
 Asstd. Living at Northern
 River, Ser. 99, F.R.W.D.          VMIG1         2.30        09/06/01        5,500          5,500,000
Syracuse, Hancock Arpt., Ser.
 207, F.R.W.D., A.M.T., F.G.I.C.   VMIG1         1.99        09/06/01        1,420          1,420,000

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     New York Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
----------------------------------------------------------------------------------------------------------
Triboro. Bridge & Tunnel Auth.
 Rev.,
 Gen. Purp., Ser. 97A              NR            5.00%       01/01/02   $    2,000       $  2,010,737
 Ser. 01A-1, B.A.N.                MIG1          5.00        01/17/02        4,700          4,729,351
 Gen. Purp., Ser. 262, F.R.W.D.    VMIG1         1.84        09/06/01        4,995          4,995,000
 Ser. 00A, F.R.W.D., F.S.A.        VMIG1         1.75        09/05/01          500            500,000
West Islip Union Free Sch.
 Dist., T.A.N., Ser. 01            NR            3.00        06/27/02        7,000          7,015,665
                                                                                         ------------
Total Investments  103.6%
 (cost $ 465,695,347; (b))                                                                465,695,347
Liabilities in excess of other
 assets  (3.6)%                                                                           (16,089,346)
                                                                                         ------------
Net Assets  100%                                                                         $449,606,001
                                                                                         ------------
                                                                                         ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternate Minimum Tax.
    A.N.N.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate (Daily) Demand Note (c).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (c).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c) For the purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(d) Standard & Poor's Rating.
(e) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(f) Private placement.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund     New York Money Market Series
             Statement of Assets and Liabilities

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value      $ 465,695,347
Cash                                                                       49,655
Receivable for Series shares sold                                       4,030,414
Interest receivable                                                     2,899,658
Other assets                                                                7,073
                                                                   ---------------
      Total assets                                                    472,682,147
                                                                   ---------------
LIABILITIES
Payable for investments purchased                                      18,500,000
Payable for Series shares reacquired                                    4,174,346
Management fee payable                                                    192,290
Dividends payable                                                          96,342
Accrued expenses                                                           57,057
Distribution fee payable                                                   48,073
Deferred trustees' fee                                                      8,038
                                                                   ---------------
      Total liabilities                                                23,076,146
                                                                   ---------------
NET ASSETS                                                          $ 449,606,001
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                 $   4,496,060
   Paid-in capital in excess of par                                   445,109,941
                                                                   ---------------
Net assets, August 31, 2001                                         $ 449,606,001
                                                                   ---------------
                                                                   ---------------
Net asset value, offering price and redemption price per share
   ($449,606,001 / 449,606,001 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                              $1.00
                                                                   ---------------
                                                                   ---------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     New York Money Market Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $14,165,243
                                                                   ---------------
Expenses
   Management fee                                                      2,019,652
   Distribution fee                                                      504,913
   Transfer agent's fees and expenses                                     87,000
   Custodian's fees and expenses                                          72,000
   Reports to shareholders                                                56,000
   Legal fees and expenses                                                46,000
   Registration fees                                                      31,000
   Trustees' fees and expenses                                            14,000
   Audit fee                                                               8,000
   Miscellaneous                                                          11,738
                                                                   ---------------
      Total expenses                                                   2,850,303
Less: Custodian fee credit                                                (4,215)
                                                                   ---------------
    Net expenses                                                       2,846,088
                                                                   ---------------
Net investment income                                                 11,319,155
Net realized gain on investments                                           8,936
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $11,328,091
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund     New York Money Market Series
             Statement of Changes in Net Assets

                                                      Year Ended August 31,
                                                ----------------------------------
                                                     2001               2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $    11,319,155    $    11,632,433
   Net realized gain on investment
      transactions                                        8,936                 --
                                                ---------------    ---------------
   Net increase in net assets resulting from
      operations                                     11,328,091         11,632,433
                                                ---------------    ---------------
Dividends and distributions paid to
   shareholders
   (Note 1)                                         (11,328,091)       (11,632,433)
                                                ---------------    ---------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                  1,175,708,674      1,308,822,886
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  11,087,645         11,342,243
   Cost of shares reacquired                     (1,099,065,064)    (1,316,846,351)
                                                ---------------    ---------------
   Net increase in net assets from Series
      share transactions                             87,731,255          3,318,778
                                                ---------------    ---------------
Total increase                                       87,731,255          3,318,778
NET ASSETS
Beginning of year                                   361,874,746        358,555,968
                                                ---------------    ---------------
End of year                                     $   449,606,001    $   361,874,746
                                                ---------------    ---------------
                                                ---------------    ---------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      New York Money Market Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. The monies of each series are invested in separate, independently managed portfolios. The New York Money Market Series (the 'Series') commenced investment operations in April, 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      All securities are valued as of 4:30 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes original issue discount on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.
                                                                          15

       Prudential Municipal Series Fund      New York Money Market Series
             Notes to Financial Statements Cont'd.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Effective November 1, 2001, PIFM's name will change to Prudential Investments LLC. PIFM has entered into a subadvisory agreement with The Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation; PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series shares. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PIFM, PIM and PIMS are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2001, the Series incurred fees of approximately $82,000 for the services of PMFS. As of August 31, 2001, approximately $7,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

       Prudential Municipal Series Fund     New York Money Market Series

                Financial
                     Highlights

' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Municipal Series Fund     New York Money Market Series
             Financial Highlights

                                                                           Year
                                                                           Ended
                                                                      August 31, 2001
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                       $    1.00
Net investment income and net realized gains                                   .03
Dividends and distributions to shareholders                                   (.03)
                                                                      ---------------
Net asset value, end of year                                             $    1.00
                                                                      ---------------
                                                                      ---------------
TOTAL RETURN(a):                                                              2.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                          $ 449,606
Average net assets (000)                                                 $ 403,930
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                   .70%
   Expenses, excluding distribution and service (12b-1) fees                   .58%
   Net investment income                                                      2.80%

------------------------------
(a) Total return includes reinvestment of dividends and distributions.

    18                                     See Notes to Financial Statements

       Prudential Municipal Series Fund     New York Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .03                  .02                  .03                  .03
        (.03)                (.02)                (.03)                (.03)
----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        3.18%                2.49%                2.94%                2.91%
    $361,875             $358,556             $412,352             $358,291
    $369,017             $375,650             $373,494             $326,092
         .70%                 .70%                 .69%                 .71%
         .57%                 .57%                 .57%                 .58%
        3.15%                2.46%                2.90%                2.87%

    See Notes to Financial Statements                                     19

       Prudential Municipal Series Fund     New York Money Market Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2001

       Prudential Municipal Series Fund     New York Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2001) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2001, dividends paid from net investment income totaling $.03 per share were federally tax-exempt interest dividends.
                                                                          21

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols      NASDAQ       CUSIP
                  PBNXX      74435M721

MF127E                 (ICON) Printed on Recycled Paper

                                            ANNUAL REPORT
                                            AUGUST 31, 2001

PRUDENTIAL
Municipal Series Fund/
Pennsylvania Series

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                           (LOGO)

Prudential Municipal Series Fund   Pennsylvania Series
Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential Municipal Series Fund/ Pennsylvania Series (the Series) is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 8/31/01
      59.2%  Revenue Bonds
      24.7   General Obligation Bonds
       9.6   Prerefunded
       3.9   Miscellaneous
       2.6   Cash Equivalents

Credit Quality

Expressed as a percentage of
total investments as of 8/31/01
       3.7%  AAA
      44.4   AAA Insured
       3.9   AA
      18.6   A
      17.2   BBB
       1.9   BB
       0.1   CCC and below
       2.6   Cash Equivalents
       7.6   Not Rated* (Prudential ratings used):
             3.4   AA
             1.9   BBB
             2.3   BB

*Unrated bonds are believed to be of comparable quality to permissible investments by the Series.

Ten Largest Issuers

Expressed as a percentage of
net assets as of 8/31/01
   6.7%    Philadelphia Ind. Dev. Auth. Rev.*

   4.0      Puerto Rico Commonwealth

   4.0      Delaware Valley Reg. Fin. Auth.

   3.9      Allegheny Cnty. Gen. Hosp. Proj.*

   3.8      Pennsylvania Convention
            Ctr. Auth. Rev.
   3.6      Pittsburgh Wtr. & Swr. Auth.

   3.5      Allegheny Cnty. San. Auth. Swr. Rev.

   3.5      Pennsylvania St. Higher Ed.
            Facs. Auth. Rev.
   2.3      Pennsylvania Econ. Dev. Auth.

   2.1      Doylestown Hosp. Auth. Rev.*

*Some issues are prerefunded, which means they are secured by escrowed cash and/or direct U.S. guaranteed obligations. For details, see the Portfolio of Investments.

 Holdings are subject to change.

                                 www.prudential.com    (800) 225-1852

Annual Report   August 31, 2001

Cumulative Total Returns1                                  As of 8/31/01

                  One         Five             Ten              Since
                  Year       Years            Years           Inception2
Class A          10.07%  33.67% (33.54)   89.80% (89.44)   113.32% (112.72)
Class B           9.79   31.53  (31.41)   83.09  (82.75)   143.31  (137.53)
Class C           9.52   29.89  (29.77)        N/A          44.84  (44.57)
Lipper PA Muni
Debt Fund Avg.3   9.31       32.32             88.85             ***

Average Annual Total Returns1                               As of 9/30/01

            One        Five           Ten           Since
           Year       Years          Years        Inception2
 Class A   6.78%   4.95% (4.93)   6.08% (6.06)   6.37% (6.35)
 Class B   4.81    5.11  (5.09)   6.03  (6.01)   6.29  (6.10)
 Class C   7.46    4.80  (4.78)       N/A        5.08  (5.05)

Distributions and Yields                                   As of 8/31/01

         Total Distributions    30-Day     Taxable Equivalent Yield4 at Tax Rates of
         Paid for 12 Months    SEC Yield                 36%      39.1%
Class A        $0.51             3.91%                  6.29%     6.61%
Class B        $0.48             3.78                   6.08      6.39
Class C        $0.46             3.50                   5.63      5.91

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of
  5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).
2 Inception dates: Class A, 1/22/90; Class B, 4/3/87; and Class C,
  8/1/94.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-, five-, and ten-year periods in the Lipper Pennsylvania Municipal Debt Fund category. Single-state municipal debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).
4 Taxable equivalent yields reflect federal and applicable state tax rates.
***Lipper Since Inception returns are 116.18% for Class A, 153.73%
   for Class B, and 50.34% for
  Class C, based on all funds in each share class.
                                                                    1

(LOGO)                                            October 15, 2001

DEAR SHAREHOLDER,
The horrific events that took place on September 11, 2001, will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue operations.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies, and avoid making investment decisions, based on emotional reactions. Those strategies should, where appropriate, include some allocation to debt securities as bonds can provide an income stream and may help to smooth portfolio volatility. Above all, investors should continue to seek guidance from their financial professionals.

Sincerely,


David R. Odenath, Jr., President
Prudential Municipal Series Fund

Prudential Municipal Series Fund   Pennsylvania Series
Annual Report   August 31, 2001

INVESTMENT ADVISER'S REPORT

Investors flocked to the municipal bond market during our fiscal year that began September 1, 2000, drawn by its solid total returns and the relative safety of tax-exempt securities compared with the heightened volatility in the stock market. This strong investor demand ultimately enabled the municipal debt market to absorb a flood of new tax-exempt bonds issued in the second half of our reporting period.

Prices of municipal bonds began to rally in the autumn of 2000 because investors expected the Federal Reserve (the Fed) to reduce short-term interest rates in order to revitalize a lackluster U.S. economy. (Bond prices move in the opposite direction of interest rates.) In anticipation of the lower interest-rate scenario that began to unfold in the autumn, we sold some of the Series' bonds maturing in 10 to 15 years and purchased deep-discount bonds maturing in 30 years. The 30-year bonds, due to their greater sensitivity to changes in the level of interest rates, experienced stronger price appreciation as the municipal market rallied. Furthermore, demand for 30-year bonds increased as investors reinvested proceeds received from maturing bonds and from bonds that were "called" or prematurely retired by state and local governments in December 2000 and January 2001.

SHIFTING FOCUS TO INTERMEDIATE-TERM MUNICIPAL BONDS
The long-awaited Fed rate cuts began in January 2001 when the central bank eased monetary policy twice and hinted that its lower-rate campaign was not over. As a result, our longer-term outlook for municipal bonds became less bullish. We reasoned that if the Fed continued to cut interest rates, investors would eventually begin to expect stronger economic growth and demand higher yields on municipal bonds. Meanwhile, slower economic growth could also exert upward pressure on municipal bond yields if the weak economy and lower tax revenues led state and local governments to issue significantly more bonds.
                                                                  3

Prudential Municipal Series Fund   Pennsylvania Series
Annual Report   August 31, 2001

In light of our concerns about the potential for higher municipal bond yields, we reversed our strategy. We took profits on the Series' deep-discount bonds maturing in 30 years and purchased debt securities maturing in 10 to 20 years. This approach worked well, particularly in the spring of 2001, as hope for improved economic conditions and a burgeoning supply of municipal securities temporarily forced municipal bond yields higher, causing their prices to fall.

The municipal market rally resumed in the summer of 2001, however, because economic conditions worsened even though the Fed cut rates again in March, April, May, June, and August. Altogether, the Fed eased monetary policy seven times during our fiscal year, which lowered the federal funds rate (what banks charge each other for overnight loans) by a total of three percentage points to 3.50%.

FLIGHT TO QUALITY BOOSTS MUNICIPAL BOND PRICES
With the economy stumbling along and the stock market declining, investors increasingly sought refuge in safer assets such as municipal bonds during the summer of 2001. Evidence of the solid demand for tax-exempt securities emerged in a report from the Investment Company Institute that showed $2.33 billion flowed into municipal bond funds in July, the largest monthly inflow in more than three years. This strong appetite for tax-exempt bonds helped the market digest the huge supply of municipal securities that was issued in the second half of our fiscal year.

As the rally continued in July and August, we maintained our emphasis on intermediate-term municipal bonds because these securities provided a solid total rate of return with less interest-rate risk than longer-term bonds. Indeed, making timely shifts in this aspect of our strategy helped the Series' Class A shares post a 10.07% annual return that exceeded the 9.31% of its benchmark Lipper Average. For shareholders paying the initial Class A sales charge, the Series' return was 6.77%.

                             www.prudential.com    (800) 225-1852

BOND RATINGS UPGRADE AIDED SERIES' RETURNS
The Series' relative performance also benefited when two of its holdings gained in value because their credit ratings improved. The first was bonds issued by Delaware County, Pennsylvania Industrial Development Authority for a resource recovery facility. The bond rating was raised to BBB from BB-minus by Standard and Poor's Ratings Group (S&P) after a partnership largely controlled by Duke Energy purchased the project. Bonds issued by the Pennsylvania State Higher Educational Facility Authority for Ursinus College was the second holding to be upgraded in our portfolio. S&P raised these bonds to A-minus from BBB-plus, citing the college's improving demand characteristics.

The market also presented us with an opportunity to enhance the Series' yield with attractive acquisitions such as bonds issued by the Pennsylvania Economic Development Finance Authority for Amtrak. The proceeds of this issue will be used to finance a project for Amtrak's Northeast Corridor service. Separately, we sold our holding in USG Corporation, given the uncertainty regarding the impact of asbestos litigation on the company. Subsequent to this sale, the company went into bankruptcy. Our timely disposition of this issue helped the Series avoid the ensuing price depreciation.

LOOKING AHEAD
After our fiscal year ended, the Fed lowered short-term rates by one-half of a percentage point on September 17, and again on October 2, partially in response to the terrorist attacks that occurred in the United States on September 11. The central bank expressed concern that weak economic conditions might continue for the foreseeable future. We believe the Fed may ease monetary policy further before year-end. However, we also expect that the aggressive rate cuts, the tax rebates, and government spending to help certain businesses get back on their feet should spark an economic rebound in 2002.

Prudential Municipal Series Fund   Pennsylvania Series
Annual Report   August 31, 2001

A recovering economy is bound to fuel fears of higher inflation that could exert pressure on the bond market, particularly the 30-year sector. Under these economic conditions, we expect intermediate-term bonds to be one of the best performing maturity segments of the municipal market because their prices are less sensitive to swings in interest rates than prices of longer-term bonds. In other words, we believe intermediate-term bonds offer the most attractive risk/reward ratio in the municipal bond market. Therefore, we plan to continue emphasizing these securities in our asset allocation strategy. Prudential Municipal Series Fund Management Team

Prudential Municipal Series Fund   Pennsylvania Series

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2001

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.7%
----------------------------------------------------------------------------------------
Allegheny Cnty. Gen. Oblig.,
 Ser. C-52, F.G.I.C.              Aaa            5.25%        11/01/21   $    1,795       $  1,851,166
 Ser. C-48, F.G.I.C.              Aaa            5.25         10/01/14        1,400          1,483,090
Allegheny Cnty. Arpt. Rev.,
 Greater Pittsburgh Int'l.
 Arpt., Ser. A, A.M.T., F.S.A.    Aaa            6.60          1/01/04        1,000          1,030,580
Allegheny Cnty. Hosp. Dev.
 Auth. Rev.,
 Allegheny Gen. Hosp. Proj.,
 Ser. A, M.B.I.A.                 Aaa            6.25          9/01/20        1,750(c)(f)    2,007,407
 Magee-Womens Hosp., F.G.I.C.     Aaa            Zero         10/01/14        2,000          1,075,260
 Magee-Womens Hosp., F.G.I.C.     Aaa            Zero         10/01/16        2,000            950,960
 Magee-Womens Hosp., F.G.I.C.     Aaa            Zero         10/01/18        2,000            841,840
 Magee-Womens Hosp., F.G.I.C.     Aaa            Zero         10/01/19        4,000(f)       1,583,680
Allegheny Cnty. Ind. Dev. Auth.
 Rev., USX Proj., Ser. A          Baa1           6.70         12/01/20        1,500          1,551,405
Allegheny Cnty. Port Auth.
 Spec. Rev. Trans., F.G.I.C.      Aaa            5.50          3/01/17          400            431,792
Allegheny Cnty. Residential
 Fin. Auth., Mtge. Rev.,
 G.N.M.A., Ser. Q, A.M.T.         Aaa            7.40         12/01/22          535            546,824
Allegheny Cnty. San. Auth. Swr.
 Rev.,
 M.B.I.A.                         Aaa            5.50         12/01/20        2,500          2,664,700
 M.B.I.A.                         Aaa            5.50         12/01/30        3,000          3,156,090
Berks Cnty. Gen. Oblig., Cap.
 Apprec., F.G.I.C.                Aaa            Zero          5/15/16        2,900          1,416,969
Berks Cnty. Ind. Rev., Lutheran
 Home Proj., A.M.B.A.C.           Aaa            6.875         1/01/23        1,500          1,567,890
Berks Cnty. Mun. Auth. Hosp.
 Rev., Reading Hosp. Med. Ctr.
 Proj., M.B.I.A.                  Aaa            5.70         10/01/14        1,250          1,404,712
Bucks Cnty. Wtr. & Swr. Auth.
 Rev., Neshaminy Interceptor
 Swr. Sys., Ser. A, F.G.I.C.      Aaa            Zero         12/01/15        2,175          1,100,246

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Canon McMillan Sch. Dist.,
 Ser. B, F.G.I.C.                 Aaa            5.50%        12/01/29   $    3,000       $  3,146,010
Carbon Cnty. PA Indl. Dev.
 Auth. Ref., Panther Creek
 Partners Proj.                   BBB-(d)        6.65          5/01/10        2,500          2,601,450
Chartiers Valley Ind., Rev.,
 Friendship Vlg./South Hills      NR             6.75          8/15/18        2,225          2,183,148
Chester Cnty. Hlth. & Ed. Facs.
 Auth. Hosp. Rev., Ser. A         Baa1           6.75          7/01/31        1,250          1,286,613
Clarion Cnty. Hosp. Auth. Rev.,
 Clarion Hosp. Proj.              BBB-(d)        5.625         7/01/21        1,000            847,030
Dauphin Cnty. Gen. Oblig.,
 Second Ser., A.M.B.A.C.          Aaa            5.50         11/15/15        1,295          1,407,523
Delaware Cnty. Auth. Rev.,
 Dunwoody Vlg. Proj.              A(d)           6.25          4/01/30        1,000          1,047,920
Delaware Cnty. Ind. Dev. Auth.
 Rev.,
 Res. Rec. Facs., Ser. A          B2             6.00          1/01/09          500            530,655
 Res. Rec. Facs., Ser. A          B2             6.10          7/01/13        2,500          2,614,275
Delaware River Port Auth. PA &
 NJ Rev., F.G.I.C.                Aaa            5.40          1/01/16        2,750          2,908,482
Delaware Valley Reg. Fin.
 Auth., Local Gov. Rev.
 Ser. A, A.M.B.A.C.               Aaa            5.50          8/01/28        6,000          6,561,420
Doylestown Hosp. Auth. Rev.,
 Pine Run Retirement, Ser. A      Baa1           7.20          7/01/23        3,180(c)       3,485,121
Greencastle Antrim Sch. Dist.,
 Rev., M.B.I.A.,
 Cap. Apprec., Ser. B             Aaa            Zero          1/01/12        1,000            630,110
 Cap. Apprec., Ser. B             Aaa            Zero          1/01/13        1,000            595,260
Harrisburg Gen. Oblig.,
 A.M.B.A.C.,
 Cap. Apprec., Ser. D             Aaa            Zero          3/15/15        2,380          1,245,597
 Cap. Apprec., Ser. F             Aaa            Zero          9/15/21        2,000            712,160
 Cap. Apprec., Ser. F             Aaa            Zero          9/15/22        2,000            670,860

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Hopewell Area School District,
 Gen. Oblig., F.S.A.,
 Cap. Apprec.                     Aaa            Zero          9/01/23   $    2,000       $    635,480
 Cap. Apprec.                     Aaa            Zero          9/01/24        1,500            450,375
Lancaster PA Indl. Dev. Auth.
 Rev. Garden Spot Village
 Proj., Ser. A                    NR             7.625%        5/01/31        1,650          1,678,133
Latrobe Ind. Dev. Auth. Rev.,
 St. Vincent Coll. Proj.          Baa1           5.70          5/01/31        1,000          1,021,980
Lower Pottsgrove Twnshp. Auth.
 Swr. Rev., Montgomery Cnty.,
 A.M.B.A.C.,
 Ser. A                           Aaa            Zero         11/01/13        1,155            660,383
 Ser. A                           Aaa            Zero         11/01/15        1,185            602,347
Luzerne Cnty. Ind. Dev. Auth.
 Rev., Gas & Water, Ser. B,
 A.M.T.                           A3             7.125        12/01/22        4,000          4,185,520
McKeesport Area School
 District, M.B.I.A.,
 Cap. Apprec.                     Aaa            Zero         10/01/20        3,555          1,339,666
 Cap. Apprec.                     Aaa            Zero         10/01/21        2,555            907,689
Montgomery Cnty. Gen. Oblig.      Aaa            5.25          9/15/16        2,895          3,068,787
Northampton Cnty. Higher Ed.
 Auth. Rev., Moravian Coll.,
 A.M.B.A.C.                       Aaa            6.25          7/01/11        2,195          2,583,339
Northeastern Hosp. & Ed. Auth.
 Coll. Rev., Kings Coll. Proj.,
 Ser. B                           BBB(d)         6.00          7/15/18        3,235          3,309,696
Northumberland Cnty. Ind. Dev.
 Auth. Rev., Roaring Creek
 Wtr., A.M.T.                     NR             6.375        10/15/23        1,000            965,470
Penn Hills Twnshp., Gen.
 Oblig., Ser A, A.M.B.A.C.        Aaa            Zero          6/01/10        1,535          1,057,876
Penn Hills, Gen. Oblig., Ser.
 B, A.M.B.A.C.                    Aaa            Zero         12/01/18        1,360            593,014
Pennsylvania Convention Ctr.
 Auth. Rev., Ser. A, F.G.I.C.     Aaa            6.00          9/01/19        5,445          6,327,417

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Pennsylvania Econ. Dev. Auth.,
 Wst. Wtr. Treatment Rev., Sun
 Co., R & M Proj., Ser. A,
 A.M.T.                           Baa2           7.60%        12/01/24   $    3,500       $  3,796,100
Pennsylvania Econ. Dev. Fin.
 Auth., Exempt Facs. Rev.,
 Amtrak Proj., Ser. A, A.M.T.     A3             6.25         11/01/31        2,000          2,067,440
Pennsylvania Hsg. Fin. Agcy.
 Sngl. Fam. Mtge., A.M.T.         Aa2            8.638(b)      4/01/25        2,100          2,189,250
Pennsylvania St. Tpke. Comn.
 Tpke. Rev. Ref., Ser. S          Aa3            5.50          6/01/15        1,000          1,095,420
Pennsylvania St. Cert. of
 Part., Ser. A, F.S.A.            Aaa            6.25         11/01/06        1,900          1,948,754
Pennsylvania St. Higher Ed.
 Facs. Auth. Rev.,
 Drexel Univ.                     A-(d)          6.00          5/01/29        2,500(f)       2,665,575
 Hlth. Sys., Ser. A               A+(d)          6.00          1/15/31        1,500          1,584,075
 Philadelphia Univ.               Baa3           6.00          6/01/29        2,100(f)       2,271,906
 Philadelphia Univ.               Baa3           6.10          6/01/30          750            807,165
 Ursinus Coll., Ser. A            A-(d)          5.90          1/01/27        1,925          1,978,958
Philadelphia Auth. Ind. Dev.
 Arpt., Rev., A.M.T.              NR             5.50          1/01/24        2,500          2,037,000
Philadelphia Hosps. & Higher
 Ed. Facs. Auth. Rev.,
 Childrens' Seashore House,
 Ser. A                           A+(d)          7.00          8/15/12        1,000          1,052,620
 Childrens' Seashore House,
 Ser. A                           A+(d)          7.00          8/15/17        1,000          1,052,620
 Childrens' Seashore House,
 Ser. B                           A+(d)          7.00          8/15/12          500            525,820
 Grad. Hlth. Sys.                 Ca             7.25          7/01/18        1,832(g)         256,420
Philadelphia Ind. Dev. Auth.
 Rev.,
 Inst. For Cancer Res. Proj.,
 Ser. B                           A+(d)          7.25          7/01/10        5,770          5,868,725
 Nat'l. Brd. of Med. Examiners
 Proj.                            NR             6.75          5/01/12        5,000(c)(f)    5,231,900

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Philadelphia Gas Wks. Rev.,
 Third Ser.                       Aaa            5.50%         8/01/17   $      895       $    958,527
Pittsburgh Urban Redev. Auth.,
 Mtge. Rev., Ser. A, A.M.T.       Aa1            6.25         10/01/28          930            981,569
Pittsburgh Wtr. & Swr. Auth.,
 Wtr. & Swr. Sys. Rev., Ser. A,
 F.G.I.C.                         Aaa            6.50          9/01/13        5,000(f)       6,038,500
Puerto Rico Comnwlth.,
 Pub. Impvt. Rfdg., M.B.I.A.      Aaa            7.00          7/01/10          720            890,856
 Gen. Oblig., F.G.I.C.            Aaa            5.50          7/01/14        1,500(e)       1,654,560
 Rites PA 625, A.M.B.A.C.         NR             11.802(b)     7/01/10        2,015          2,981,555
 Rites PA 642A, M.B.I.A.          NR             9.325(b)      7/01/10        1,500          1,945,020
Puerto Rico Indl. Tourist Edl.
 Cogen Fac. Aes Puerto Rico
 Proj.                            Baa2           6.625         6/01/26        2,500          2,735,900
Puerto Rico Pub. Fin. Corp.
 Comnwlth. Approp., Ser. A,
 M.B.I.A.                         Aaa            5.50          8/01/17        1,100          1,203,752
Schuylkill Cnty. Ind. Dev.
 Auth. Rev.,
 Pine Grove Landfill Inc.,
 A.M.T.                           BBB(d)         5.10         10/01/19        1,500          1,504,710
 Schuykill Engy., A.M.T.          NR             6.50          1/01/10        3,110          3,141,349
Scranton-Lackawanna Hlth. &
 Welfare Auth. Rev., Univ. of
 Scranton Proj., Ser. C           NR             6.50          3/01/15        2,250(c)(f)    2,338,898
Unity Twnshp. Mun. Auth.,
 Gtd. Swr. Rev., A.M.B.A.C.,
 Cap. Apprec.                     Aaa            Zero         11/01/11        1,035            664,925
 Cap. Apprec.                     Aaa            Zero         11/01/12        1,035            628,317
 Cap. Apprec.                     Aaa            Zero         11/01/13        1,035            593,045
Virgin Islands Pub. Fin. Auth.
 Rev., Ref. Matching Loan
 Notes, Ser. A                    AAA(d)         7.25         10/01/18        1,950(c)       2,087,826
Virgin Islands Terr., Hugo Ins.
 Claims Fund Proj., Ser. 91       NR             7.75         10/01/06          650            662,720

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                  Moody's                                Principal
                                  Rating         Interest     Maturity   Amount           Value
Description (a)                   (Unaudited)    Rate         Date       (000)            (Note 1)
-----------------------------------------------------------------------------------------------------------
Washington Cnty. Hosp. Auth.
 Rev., Monongahela Valley Hosp.   A2             6.75%        12/01/08   $    2,750       $  2,881,670
Westmoreland Cnty. Ind. Rev.
 Gtd., Valley Landfill Proj.,
 A.M.T.                           BBB(d)         5.10          5/01/18        1,000          1,003,080
Westmoreland Cnty., Rev. Cap.
 Apprec., F.G.I.C.                Aaa(d)         Zero         12/01/19        5,750          2,284,646
                                                                                          ------------
Total long-term investments
 (cost $149,626,165)                                                                       160,136,590
                                                                                          ------------
SHORT-TERM INVESTMENTS  1.3%
----------------------------------------------------------------------------------------
Schuylkill Cnty. Ind. Dev.
 Auth., Res. Rec. Rev.
 (cost $2,100,000)                A1+(d)         2.50          9/04/01        2,100          2,100,000
                                                                                          ------------
Total Investments  98.0%
 (cost $151,726,165; Note 4)                                                               162,236,590
Other assets in excess of
 liabilities  2.0%                                                                           3,319,581
                                                                                          ------------
Net Assets  100%                                                                          $165,556,171
                                                                                          ------------
                                                                                          ------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) Represents a when-issued security.
(f) All or partial principal amount is segregated as collateral for when-issued security.
(g) Defaulted security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     13

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Assets and Liabilities

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $151,726,165)                           $ 162,236,590
Cash                                                                      386,432
Receivable for investments sold                                         2,992,557
Interest receivable                                                     2,193,841
Receivable for Series shares sold                                         154,399
Unrealized appreciation on interest rate swaps                             35,014
Other assets                                                                4,099
                                                                   ---------------
      Total assets                                                    168,002,932
                                                                   ---------------
LIABILITIES
Payable for investments purchased                                       1,580,580
Payable for Series shares reacquired                                      319,346
Due to broker--termination fee on interest rate swap                      314,040
Dividends payable                                                         100,898
Management fee payable                                                     69,568
Distribution fee payable                                                   43,716
Accrued expenses                                                           18,613
                                                                   ---------------
      Total liabilities                                                 2,446,761
                                                                   ---------------
NET ASSETS                                                          $ 165,556,171
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     157,407
   Paid-in capital in excess of par                                   155,042,577
                                                                   ---------------
                                                                      155,199,984
   Accumulated net realized loss on investments                          (189,252)
   Net unrealized appreciation on investments                          10,545,439
                                                                   ---------------
Net assets, August 31, 2001                                         $ 165,556,171
                                                                   ---------------
                                                                   ---------------

    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Assets and Liabilities Cont'd.

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($123,254,495
      / 11,718,150 shares of beneficial interest issued and
      outstanding)                                                         $10.52
   Maximum sales charge (3% of offering price)                                .33
                                                                   ---------------
   Maximum offering price to public                                        $10.85
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($41,637,768 / 3,959,452 shares of beneficial
      interest issued and outstanding)                                     $10.52
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($663,908 /
      63,133 shares of beneficial interest issued and
      outstanding)                                                         $10.52
   Sales charge (1% of offering price)                                        .11
                                                                   ---------------
   Offering price to public                                                $10.63
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 9,626,333
                                                                   ---------------
Expenses
   Management fee                                                        809,621
   Distribution fee--Class A                                             292,311
   Distribution fee--Class B                                             222,536
   Distribution fee--Class C                                               3,694
   Transfer agent's fees and expenses                                     84,000
   Custodians's fees and expenses                                         74,000
   Reports to shareholders                                                53,000
   Registration fees                                                      28,000
   Legal fees and expenses                                                20,000
   Trustees' fees and expenses                                            12,000
   Audit fee                                                              10,000
   Miscellaneous                                                           6,334
                                                                   ---------------
      Total expenses                                                   1,615,496
Less: Custodian fee credit                                                (3,124)
                                                                   ---------------
   Net expenses                                                        1,612,372
                                                                   ---------------
Net investment income                                                  8,013,961
                                                                   ---------------
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment Transactions                                               394,713
   Financial Futures Transactions                                        100,192
   Interest rate swaps                                                  (251,615)
                                                                   ---------------
                                                                         243,290
                                                                   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         7,147,390
   Interest rate swaps                                                    (8,155)
                                                                   ---------------
                                                                       7,139,235
                                                                   ---------------
Net gain on investments                                                7,382,525
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $15,396,486
                                                                   ---------------
                                                                   ---------------

    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2001               2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   8,013,961      $   9,128,021
   Net realized gain (loss) investment
      transactions                                       243,290           (346,914)
   Net change in unrealized appreciation
      (depreciation) of investments                    7,139,235         (1,287,612)
                                                  ---------------    ---------------
   Net increase in net assets resulting from
      operations                                      15,396,486          7,493,495
                                                  ---------------    ---------------
Dividends and distributions (Note 1):
   Dividends to shareholders from net
      investment income
      Class A                                         (5,864,119)        (5,642,502)
      Class B                                         (2,127,628)        (3,454,102)
      Class C                                            (22,214)           (31,417)
                                                  ---------------    ---------------
                                                      (8,013,961)        (9,128,021)
                                                  ---------------    ---------------
   Distributions from net realized gains
      Class A                                            (33,093)          (350,166)
      Class B                                            (12,788)          (234,220)
      Class C                                               (140)            (2,549)
                                                  ---------------    ---------------
                                                         (46,021)          (586,935)
                                                  ---------------    ---------------
Series share transactions (net of share
   conversions) (Note 5):
   Net proceeds from shares sold                      10,569,698          5,600,166
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    4,429,334          5,405,137
   Cost of shares reacquired                         (20,992,440)       (38,181,577)
                                                  ---------------    ---------------
   Net decrease in net assets from Series share
      transactions                                    (5,993,408)       (27,176,274)
                                                  ---------------    ---------------
Total decrease                                         1,343,096        (29,397,735)
NET ASSETS
Beginning of year                                    164,213,075        193,610,810
                                                  ---------------    ---------------
End of year                                        $ 165,556,171      $ 164,213,075
                                                  ---------------    ---------------
                                                  ---------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. The monies of each series are invested in separate, independently managed portfolios. The Pennsylvania Series (the 'Series') commenced investment operations on April 3, 1987. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the statement of operations as net realized gain
(loss) on financial futures contracts.

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other securities or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
                                                                          19

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

      Interest Rate Swaps:    The Series may enter into interest rate swap
agreements. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      In November 2000, a revised American Institute of Certified Public Accountants ('AICPA') Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Series to amortize market discount on all fixed-income securities. Upon initial adoption, the Series will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Series' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Series expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Series has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

      Reclassification of Capital Accounts:    The Series accounts and reports
for distributions to shareholders in accordance with the AICPA, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized loss on investments and decrease paid-in capital in excess of par by $11,221. Net investment income, net realized losses and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Effective November 1, 2001, PIFM's name will change to Prudential Investments LLC. PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation. The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensated PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%,
                                                                          21

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plan were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2001.

      PIMS has advised the Series that they have received approximately $32,400 and $2,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2001, they received approximately $44,600 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIM are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 7, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amount pursuant to the SCA during the year ended August 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2001, the Series incurred fees of approximately $73,100 for the services of PMFS. As of August 31, 2001, approximately $6,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to nonaffiliates.

      During the year ended August 31, 2001, PSI earned approximately $12,500 in brokerage commissions from portfolio transactions executed on behalf of the Series.

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2001 were $54,863,319 and $65,653,475, respectively.

      The United States federal income tax basis of the Series investments at August 31, 2001 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $10,510,425 (gross unrealized appreciation--$12,604,046; gross unrealized depreciation--$2,093,621).

      For federal income tax purposes, the Series has a capital loss carryforward at August 31, 2001 of approximately $189,200 expiring in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

      During the year ended August 31, 2001, the Series entered into an interest rate swap agreement. For the interest rate swap agreement, the Series receives a floating rate and pays a respective fixed rate of interest. Details of the swap agreement open at year end is as follows:

                                       Notional
                       Termination      Amount      Fixed       Floating        Unrealized
    Counterparty           Date         (000)       Rate          Rate         Appreciation
--------------------   ------------   ----------    -----    --------------   ---------------
Morgan Stanley         6/5/21         $7,850,000    4.490%       BMA* LIBOR       $35,014

* Bond Market Association(TM)

Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
                                                                          23

       Prudential Municipal Series Fund      Pennsylvania Series
             Notes to Financial Statements Cont'd.
      Transactions in shares of beneficial interest for the fiscal years ended August 31, 2001 and August 31, 2000 were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      328,702    $  3,380,920
Shares issued in reinvestment of dividends and distributions     320,637       3,273,603
Shares reacquired                                             (1,518,340)    (15,488,367)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (869,001)     (8,833,844)
Shares issued upon conversion from Class B                     1,738,636      17,678,007
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    869,635    $  8,844,163
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       98,324    $    971,032
Shares issued in reinvestment of dividends and distributions     344,021       3,381,248
Shares reacquired                                             (2,270,008)    (22,258,195)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,827,663)    (17,905,915)
Shares issued upon conversion from Class B                     2,393,378      23,623,093
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    565,715    $  5,717,178
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended August 31, 2001:
Shares sold                                                      677,406    $  6,929,825
Shares issued in reinvestment of dividends and distributions     111,864       1,140,378
Shares reacquired                                               (528,914)     (5,389,353)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     260,356       2,680,850
Shares reacquired upon conversion from Class B                (1,739,194)    (17,678,007)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,478,838)   $(14,997,157)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      458,537    $  4,515,404
Shares issued in reinvestment of
  dividends and distributions                                    203,354       1,998,091
Shares reacquired                                             (1,566,708)    (15,401,490)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (904,817)     (8,887,995)
Shares reacquired upon conversion from Class B                (2,393,377)    (23,623,093)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (3,298,194)   $(32,511,088)
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended August 31, 2001:
Shares sold                                                       25,273    $    258,953
Shares issued in reinvestment of dividends and distributions       1,506          15,353
Shares reacquired                                                (11,335)       (114,720)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     15,444    $    159,586
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       11,521    $    113,730
Shares issued in reinvestment of
  dividends and distributions                                      2,626          25,798
Shares reacquired                                                (53,481)       (521,892)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (39,334)   $   (382,364)
                                                              ----------    ------------
                                                              ----------    ------------

    24

       Prudential Municipal Series Fund     Pennsylvania Series

                 Financial
                      Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   10.05
                                                                   ---------------
Income from investment operations
Net investment income                                                       .51
Net realized and unrealized gain (loss) on investment
transactions                                                                .47
                                                                   ---------------
   Total from investment operations                                         .98
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.51)
Distributions in excess of net investment income                             --
Distributions from net realized gains                                        --(c)
                                                                   ---------------
   Total distributions                                                     (.51)
                                                                   ---------------
Net asset value, end of year                                          $   10.52
                                                                   ---------------
                                                                   ---------------
TOTAL INVESTMENT RETURN(b):                                               10.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 123,254
Average net assets (000)                                              $ 116,925
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .93%
   Expenses, excluding distribution and service (12b-1) fees                .68%
   Net investment income                                                   4.97%
For Class A, B and C shares:
   Portfolio turnover rate                                                   35%

------------------------------
(a) Net of management fee waiver.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    26                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.13             $  10.92             $  10.73             $  10.49
----------------     ----------------         --------             --------
         .53                  .53                  .57                  .59(a)
        (.05)                (.67)                 .21                  .33
----------------     ----------------         --------             --------
         .48                 (.14)                 .78                  .92
----------------     ----------------         --------             --------
        (.53)                (.53)                (.57)                (.59)
          --                   --                   --(c)                --(c)
        (.03)                (.12)                (.02)                (.09)
----------------     ----------------         --------             --------
        (.56)                (.65)                (.59)                (.68)
----------------     ----------------         --------             --------
    $  10.05             $  10.13             $  10.92             $  10.73
----------------     ----------------         --------             --------
----------------     ----------------         --------             --------
        4.98%               (1.35)%               7.55%                9.01%
    $109,068             $104,210             $ 97,794             $ 89,604
    $106,181             $104,460             $ 96,053             $ 83,552
         .90%                 .84%                 .77%                 .72%(a)
         .65%                 .64%                 .67%                 .62%(a)
        5.31%                5.00%                5.26%                5.60%(a)
          21%                  23%                  13%                  21%

    See Notes to Financial Statements                                     27

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.05
                                                                   ---------------
Income from investment operations
Net investment income                                                      .48
Net realized and unrealized gain (loss) on investment
transactions                                                               .47
                                                                   ---------------
   Total from investment operations                                        .95
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.48)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --(c)
                                                                   ---------------
   Total distributions                                                    (.48)
                                                                   ---------------
Net asset value, end of year                                           $ 10.52
                                                                   ---------------
                                                                   ---------------
TOTAL INVESTMENT RETURN(b):                                               9.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $41,638
Average net assets (000)                                               $44,507
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.18%
   Expenses, excluding distribution and service (12b-1) fees               .68%
   Net investment income                                                  4.74%

------------------------------
(a) Net of management fee waiver.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    28                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.13             $  10.92             $  10.72             $  10.49
----------------     ----------------     ----------------     ----------------
         .50                  .50                  .53                  .55(a)
        (.05)                (.67)                 .22                  .32
----------------     ----------------     ----------------     ----------------
         .45                 (.17)                 .75                  .87
----------------     ----------------     ----------------     ----------------
        (.50)                (.50)                (.53)                (.55)
          --                   --                   --(c)                --(c)
        (.03)                (.12)                (.02)                (.09)
----------------     ----------------     ----------------     ----------------
        (.53)                (.62)                (.55)                (.64)
----------------     ----------------     ----------------     ----------------
    $  10.05             $  10.13             $  10.92             $  10.72
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.72%               (1.65)%               7.13%                8.58%
    $ 54,665             $ 88,519             $117,678             $135,275
    $ 68,309             $104,860             $125,306             $148,394
        1.15%                1.14%                1.17%                1.12%(a)
         .65%                 .64%                 .67%                 .62%(a)
        5.06%                4.70%                4.87%                5.20%(a)

    See Notes to Financial Statements                                     29

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.05
                                                                       -------
Income from investment operations
Net investment income                                                      .46
Net realized and unrealized gain (loss) on investment
transactions                                                               .47
                                                                       -------
   Total from investment operations                                        .93
                                                                       -------
Less distributions
Dividends from net investment income                                      (.46)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --(c)
                                                                       -------
   Total distributions                                                    (.46)
                                                                       -------
Net asset value, end of year                                           $ 10.52
                                                                       -------
                                                                       -------
TOTAL INVESTMENT RETURN(b):                                               9.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $   664
Average net assets (000)                                               $   493
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.43%
   Expenses, excluding distribution and service (12b-1) fees               .68%
   Net investment income                                                  4.47%

------------------------------
(a) Net of management fee waiver.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    30                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Pennsylvania Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
     $10.13               $10.92               $10.72               $10.49
    -------              -------              -------              -------
        .48                  .47                  .50                  .52(a)
       (.05)                (.67)                 .22                  .32
    -------              -------              -------              -------
        .43                 (.20)                 .72                  .84
    -------              -------              -------              -------
       (.48)                (.47)                (.50)                (.52)
         --                   --                   --(c)                --(c)
       (.03)                (.12)                (.02)                (.09)
    -------              -------              -------              -------
       (.51)                (.59)                (.52)                (.61)
    -------              -------              -------              -------
     $10.05               $10.13               $10.92               $10.72
    -------              -------              -------              -------
    -------              -------              -------              -------
       4.46%               (1.91)%               6.86%                8.31%
     $  479               $  882               $1,113               $  471
     $  655               $1,075               $  661               $  678
       1.40%                1.39%                1.42%                1.37%(a)
        .65%                 .64%                 .67%                 .62%(a)
       4.79%                4.46%                4.60%                4.95%(a)

    See Notes to Financial Statements                                     31

       Prudential Municipal Series Fund      Pennsylvania Series
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Series Fund, Pennsylvania Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2001

       Prudential Municipal Series Fund      Pennsylvania Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2001) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2001, dividends paid from net investment income of $.510 per share for Class A shares, $.483 per Class B share and $.458 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, and C shares a long-term capital gain distribution of $.003, which is taxable as such.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2001.
                                                                          33

Class A     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 8/31/01

                      One Year   Five Years   Ten Years     Since Inception
With Sales Charge       6.77%   5.33% (5.31)   6.29% (6.27)   6.46% (6.44)
Without Sales Charge   10.07%   5.98% (5.96)   6.62% (6.60)   6.74% (6.72)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Pennsylvania Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1991) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                                www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 8/31/01

                    One Year   Five Years      Ten Years    Since Inception
With Sales Charge      4.79%   5.47% (5.45)   6.23% (6.21)    6.36% (6.19)
Without Sales Charge   9.79%   5.63% (5.61)   6.23% (6.21)    6.36% (6.19)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Pennsylvania Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the beginning of the 10-year period for Class B shares (August 31, 1991) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. This conversion feature is not reflected in the graph. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Series Fund   Pennsylvania Series

Class C     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 8/31/01

                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge      7.44%   5.16% (5.14)     N/A        5.22% (5.19)
Without Sales Charge   9.52%   5.37% (5.35)     N/A        5.37% (5.34)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Municipal Series Fund/Pennsylvania Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account value at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols     NASDAQ       CUSIP
Class A          PMPAX      74435M879
Class B          PBPAX      74435M887
Class C          PPNCX      74435M481

MF132E